UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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2026 Proxy Statement and Notice of Annual Meeting

Letter from the Chairman of the Board, President and Chief Executive Officer

Dear Fellow Stockholders,
On behalf of ADT’s Board of Directors, I look forward to
welcoming you to our 2026 Annual Meeting.
During 2025, we strengthened ADT’s position as the most
trusted brand in smart home security, and progressed our
strategy to lead the next generation of smart home security.
With a focus on residential customers and small businesses,
we delivered strong financial performance while advancing
the strategic priorities that are reshaping ADT into a
technology-forward security and smart home platform,
enabled by our commitment to personal service delivered by
more than 12,000 professionals.
Our mission remains clear: to protect and connect what
matters most while delivering trusted peace of mind. Our
long-term strategy is anchored in three differentiators—
unrivaled safety, a premium customer experience, and
innovative offerings—supported by operational discipline and exceptional service.
As we look to 2026 and beyond, we are transforming the
delivery of peace of mind to include always-on protection,
real-time and split-second response, and personalized
solutions that live and evolve with our customers. We are
doing this by combining the strength of our national footprint and highly skilled workforce with intelligent and proprietary technologies. Our priorities during 2026 include continued
ADT+ expansion, deployment of ambient sensing capabilities
enabled by our recent acquisition of Origin AI, deeper
investments in AI-enhanced service, and targeted sales and
marketing initiatives to grow our core business, extend into adjacent markets, strengthen customer loyalty, and drive
long-term efficiency.

Our Board of Directors continues to evolve in alignment with
ADT’s long-term priorities, bringing broad and diverse
expertise in technology, operations, financial oversight, and customer-centric innovation. We remain committed to strong
governance, transparency, and accountability. Our Board of
Directors consists of eight independent directors and three
Apollo designees, in addition to myself. We continue to
enhance our governance practices, as evidenced by our 2025
initiatives to declassify the board of directors, establish a right for stockholders to call a special meeting, and
reconstitute the Compensation, and Nominating and
Corporate Governance Committees to be, along with the
Audit Committee, composed entirely of independent
directors.
We are committed to deliver superior results for all
stakeholders, including our investors, employees, partners,
customers, and the communities we serve. With our scale,
platform, and customer trust, we are uniquely well
positioned to deliver durable growth, expanding earnings,
and strong free cash flow under our multi-year framework. I
am deeply proud of our dedicated professionals who bring it
to life every day. On behalf of our Board of Directors, thank you for your continued support.
Sincerely,
Jim DeVries

2026 PROXY STATEMENT	1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Notice of Annual Meeting of Stockholders

Meeting Agenda

Election of directors	Advisory vote to approve the compensation of our named executive officers	Ratification of appointment of independent registered public accounting firm
In addition, to transact such other business as may properly come before ADT Inc. (the “Company,” “we,” “our,” “us,” and “ADT”) at its 2026
Annual Meeting of Stockholders, or any postponement or adjournment thereof (the “Annual Meeting”).

When
Wednesday, May 27, 2026
8:30 a.m. EDT
Where
Virtual Meeting
Who Can Vote at the Annual Meeting
All stockholders of record at the close of
business on March 30, 2026, the record date
for this year’s Annual Meeting, are entitled to
attend and to vote on all items properly
presented at the Annual Meeting. We refer to
the holders of our common stock, par value
$0.01 per share (the “Common Stock”) as our
“Common Stockholders.” We refer to the
holders of our Class B Common Stock as our
“Class B Common Stockholders”. We refer to all
of the holders of our Common Stock and Class
B Common Stock together as “stockholders” in
our proxy materials. Class B Common
Stockholders are not entitled to vote on the
election of directors, but are entitled to vote on
other matters.
Date of Mailing
We are mailing a notice of the Annual Meeting
(and, for those who request it, a paper copy of
this proxy statement and the enclosed form of
proxy) to our stockholders on or about April 14,
2026.

Record Date
Close of business on March 30, 2026
How to Vote
If you are a stockholder on the record date,
you may vote by following the instructions for
voting in the Notice. If you receive paper
copies of these proxy materials, you can vote
by completing, signing and dating the proxy
card you received from us and returning it in
the enclosed envelope, or any of the means
below.
You may also vote via the Internet by following
the instructions for voting in the Notice. If you
vote online, by phone or by mailing in a proxy
card, you or your legally appointed proxy may
still attend the Annual Meeting.

We are pleased to announce that
the Company will conduct its
Annual Meeting on the indicated
date and time by live audio
webcast in lieu of an in-person
meeting. The Company’s Board of
Directors (the “Board of Directors”
or the “Board”) believes this
meeting format will enhance and
facilitate attendance by providing
convenient access for all of our
stockholders. You will be able to
attend the Annual Meeting, vote
and submit your questions during
the meeting by visiting
www.virtualshareholdermeeting.c
om/ADT2026 and vote online in
advance of the meeting by visiting
www.proxyvote.com.
We have planned and designed
the meeting to encourage
stockholder participation, protect
stockholder rights, and promote
transparency.
Dated: April 14, 2026
By order of the Board of Directors
David W. Smail
Executive Vice President, Chief
Legal Officer and Secretary

By Telephone In the U.S. or Canada, you can vote your shares toll-free by calling 1-800-690-6903.
By Mail You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage- paid envelope.
By Internet You can vote your shares online at www.proxyvote.com.

Important Notice Regarding the Availability of
Proxy Materials for the Stockholder Meeting
to be Held on May 27, 2026
The Notice of 2026 Annual Meeting (the
“Notice”), Proxy Statement, and 2025 Annual
Report and the means to vote by Internet are
available at www.proxyvote.com.
By Tablet or Smartphone You can vote your shares with your tablet or smartphone by scanning the QR code.

2	2026 PROXY STATEMENT

PROPOSAL 1 - ELECTION OF DIRECTORS

PROPOSAL 1
Election of Directors
The Board of Directors recommends that the Common Stockholders vote FOR the re-election of each of the directors up for re-election, as set forth in this proxy statement.

Under the Company’s amended and restated bylaws (the “Bylaws”) and amended and restated certificate of incorporation (the “A&R Certificate of Incorporation”), the Board of Directors can change the number of directors comprising the entire Board of Directors so long as the number is not more than 15. The Board of Directors currently consists of 12 directors. Directors of the Company hold office until the third succeeding annual meeting of stockholders following their current election and until the election and qualification of their successors. At the 2025 Annual Meeting, however, the Company’s stockholders approved an amendment to our A&R Certificate of Incorporation to declassify our
Board of Directors and, beginning at this Annual Meeting and continuing at the Company’s future annual meetings, directors up for election will stand for election to serve one-year terms. Consequently, the full Board of Directors will stand for annual election starting in 2028.
All of the nominees are members of the current Board of Directors. If any nominee for election to the Board of Directors should be unable to accept their nomination or election as a director, which is not expected, your proxy may be voted for a substitute or substitutes designated by the Board of Directors, or the number of directors constituting the Board of
Directors may be reduced in accordance with the Company’s Bylaws and A&R Certificate of Incorporation.
Directors will be elected by the holders of a plurality of the voting power of the holders of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of such directors. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will also have no effect on the election of those nominees. Under our A&R Certificate of
Incorporation, Class B Common Stockholders are not entitled to vote for the election of directors.
Proposal 1 is for the re-election of each of Nicole Bonsignore, Thomas Gartland, Reed B. Rayman, Danielle Tiedt, and Sigal
Zarmi to the Board of Directors, in each case, for a one-year term that will expire at the 2027 Annual Meeting of
Stockholders and until each of their successors has been duly elected and qualified.
The Board of Directors recommends that the Common Stockholders vote FOR the re-election of each of the directors up for re-election, as set forth in this proxy statement.

2026 PROXY STATEMENT	3

DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE
DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE
Independence
Diversity
Tenure

	Bonsignore	DeVries	Gartland	Griffin	Honig	Houston	Rayman	Smith	Tiedt	Winter	Yoon	Zarmi
Skills and Qualifications
Executive Experience: Directors who have held leadership positions in public companies provide insight into the best practices and challenges of leading complex organizations.	•	•	•	•		•	•	•	•	•		•
Public Company Board Experience: Directors with previous public company board experience help to enhance the Board's corporate governance practices.		•	•	•	•	•	•			•		•
Human Capital Experience: Directors who have experience in human capital management assist in reviewing our efforts to recruit, retain and develop top talent.	•	•	•	•		•		•	•	•	•	•

Sales / Marketing / Brand Management Experience: Directors with experience in sales, marketing and brand management provide insights into the Company's sales and marketing process and ways to increase the value of our brand in the marketplace.
		•	•	•		•		•	•	•	•
Technology / Cybersecurity Experience: Directors who have expertise in technology fields are particularly important given the Company’s focus on technology innovation and data privacy.								•	•			•

Finance & Accounting Experience: Directors with advanced understanding of finance and accounting provide meaningful oversight of the Company’s financial reporting and control environment, and assessment of its financial performance and stockholder return.
	•	•	•	•	•	•	•	•		•	•	•

AI & Data Privacy Experience: Directors with expertise in artificial intelligence (“AI”) and data privacy provide valuable oversight as the Company navigates opportunities and risks associated with AI‑enabled technologies, data governance, and a complex privacy and regulatory environment.
									•			•

M&A / Corporate Strategy / Capital Allocation Experience: Directors who have expertise in
M&A, corporate strategy, and capital allocation provide insight into assessing M&A opportunities for a strategic fit, strong value creation potential, clear execution capacity, and efficient use of capital as compared to alternatives.
	•	•	•	•	•	•	•	•	•	•	•	•
Background
Director Since	2023	2018	2025	2018	2022	2024	2016	2022	2024	2018	2024	2021
Independent			•	•		•		•	•	•	•	•
Age	48	63	68	61	37	64	39	63	50	69	50	62
Gender	F	M	M	F	M	M	M	M	F	M	F	F
Race/ethnicity
African American				•
White/Caucasian	•	•	•		•	•	•	•	•	•		•
Asian											•
Committee Composition
Audit Committee			•							Chair	•	•
Compensation Committee				•		Chair		•
Nominating and Corporate Governance Committee						•			•		Chair

4	2026 PROXY STATEMENT

DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE

The Board of Directors recommends that the Common Stockholders vote FOR the re-election of the director nominees listed below.

Director Nominees for Re-Election
The term of the following five current Class III directors will expire at the Annual Meeting. Mses. Bonsignore, Tiedt, Zarmi,
and Messrs. Gartland and Rayman are the only nominees for election at the Annual Meeting for a term that will expire at the 2027 Annual Meeting of Stockholders and until each of their successors has been duly elected and qualified.

Nicole Bonsignore
Age: 48 Director Since: 2023
Principal Occupation and Business Experience: Ms. Bonsignore is a board member designee of Apollo Global Management, Inc. (together with its subsidiaries and affiliates, “Apollo”)
and serves as a Partner at Apollo, where she has helped steward the organization’s human capital efforts since 2011. Ms. Bonsignore currently leads Human Capital for Apollo’s Equity
Business, serves as Global Head of Talent Strategy, and is a member of Apollo’s Human
Capital Leadership Team. Previously, Ms. Bonsignore served as Vice President at Neuberger
Berman, where she was responsible for the Recruiting and Training & Development team, and as the Head of Associate and Analyst Programs for the Investment Management
Division at Lehman Brothers.
Education: Bachelor of Arts in Economics from Bucknell University
Experience, Qualifications, Attributes, and Skills: The Board concluded Ms. Bonsignore should serve as a director due to her deep expertise in human capital strategy, executive talent development, and organizational leadership at scale. Her experience overseeing talent, culture, and leadership development across a global private equity platform provides valuable insight into workforce strategy, succession planning, and incentive alignment, which are critical to supporting the Company’s operational performance and long-term growth strategy.

2026 PROXY STATEMENT	5

DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE

Thomas Gartland
Age: 68 INDEPENDENT Director Since: 2025 Committees •Audit
Principal Occupation and Business Experience: Mr. Gartland has served as Chairman and
CEO of Montway Auto Transport, a privately-held North American transport company, since
2023. From 2017 to 2023, Mr. Gartland served as executive chairman of SGL TransGroup, a privately-held global freight forwarder, and from 2011 to 2014, as President of North
America for Avis Budget Group, a provider of vehicle rental services.
Other Public Company Directorships (Past 5 Years):
•Xenia Hotels & Resorts, Inc. (2015 – present)
◦Company Description: self- advised and self-administered REIT that invests primarily in premium full-service, lifestyle and urban upscale hotels
◦Current Committees: Nominating and Corporate Governance (Chair); Compensation
•ABM Industries, Inc. (2015 – present)
◦Company Description: leading provider of integrated facility services and solutions
◦Current Committees: Governance; Compensation
Education: Bachelor degree in Business Administration/Marketing from the University of St.
Thomas in St. Paul, Minnesota
Experience, Qualifications, Attributes, and Skills: The Board concluded Mr. Gartland should serve as a director due to his rigorous oversight capabilities in operational logistics, capital allocation, and M&A execution. His proven track record of driving operational efficiency and cost discipline across highly distributed, capital-intensive service networks directly supports the Company’s focus on optimizing its national footprint of smart home security professionals.

Reed B. Rayman
Age: 39 Director Since: 2016 Committees •Executive (Chair)
Principal Occupation and Business Experience: Mr. Rayman is a board member designee of
Apollo and is a Partner in Apollo’s Private Equity business. Mr. Rayman also serves as the deputy global head of Apollo’s Hybrid business, the firm’s solutions-oriented strategy that encompasses the Hybrid Value Funds, Opportunistic Credit vehicles, and Apollo Aligned
Alternatives. Since joining Apollo in 2010, he has led numerous investments in the technology, media, and home services sectors. Mr. Rayman currently serves on the board of directors of Yahoo (Chair), Shutterfly, and Soho House. Prior to Apollo, Mr. Rayman was a
member of the Principal Strategies group and the Industrials Investment Banking group at
Goldman Sachs.
Education: AB in Economics (cum laude) from Harvard
Experience, Qualifications, Attributes, and Skills: The Board concluded Mr. Rayman should serve as a director due to his extensive experience in large scale capital deployment, strategic oversight, and value creation across technology enabled and consumer facing businesses. His deep expertise in complex financing structures, portfolio company governance, and operational transformation provides the Board with a sophisticated private equity perspective that directly supports the Company’s long-term strategic and financial objectives.

6	2026 PROXY STATEMENT

DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE

Danielle Tiedt
Age: 50 INDEPENDENT Director Since: 2024 Committees •Nominating and Corporate Governance
Principal Occupation and Business Experience: Ms. Tiedt is a seasoned technology executive with over 25 years of experience in building global products and brands and driving marketing innovation. Since joining Google in 2012 as the Chief Marketing Officer for
YouTube, she has been instrumental in transforming the platform into a premier global entertainment and learning destination. Under her leadership, YouTube has expanded its operation to 76 countries and grown into a $60B business powered by both a growing subscription business and advertising. Ms. Tiedt oversees global marketing strategy and execution, product marketing, brand vision, growth marketing, and AI marketing transformation for the entire portfolio of products including core YouTube, YouTube Kids,
YouTube Music, YouTube Premium, YouTube TV, NFL Sunday Ticket, and the growth of the creator economy.  Prior to her tenure at Google, she spent 15 years in various leadership roles across product and marketing at Microsoft.
Education: Bachelor of Business Administration in Marketing and Management from the
University of Wisconsin-Madison School of Business
Experience, Qualifications, Attributes, and Skills: The Board concluded Ms. Tiedt should serve as a director based on her specialized expertise in launching, scaling, and marketing large-scale, global subscription services (such as YouTube Premium). She provides the Board with highly relevant, modern oversight capabilities for expanding the Company’s recurring revenue base and deploying AI-driven consumer engagement platforms in the smart home sector.

Sigal Zarmi
Age: 62 INDEPENDENT Director Since: 2021 Committees •Audit
Principal Occupation and Business Experience: Ms. Zarmi has served as a Senior Advisor for the Boston Consulting Group, Inc., a global management consulting firm, since 2021. From
2018 to 2023, Ms. Zarmi served in various capacities, including as International CIO and
Global Head of Transformation, at Morgan Stanley, a multinational investment bank and financial services company.
Other Public Company Directorships (Past 5 Years):
•GoDaddy, Inc. (2023 – present)
◦Company Description: domain registrant
◦Current Committees: Audit and Risk
•JFrog Ltd. (2025 – present)
◦Company Description: software company
◦Current Committees: Audit; Nominating and Corporate Governance; Cyber
(subcommittee of Audit)
•Hashicorp, Inc. (2021 – 2025)
◦Company Description: infrastructure software company; acquired by IBM in 2025
◦Committees: Audit; Nominating and Corporate Governance (Chair)
Education: Master of Business Administration (MBA) from Columbia University in New York
City; Bachelor of Science in Engineering from the Technion—Israel Institute of Technology in
Haifa, Israel
Experience, Qualifications, Attributes, and Skills: The Board concluded Ms. Zarmi should serve as a director to provide critical, highly specialized oversight in information technology, cybersecurity, data privacy, and AI. Her C-level technological expertise in securing massive, highly sensitive data ecosystems aids in shielding the Company against evolving cyber vulnerabilities and guides the ethical, secure deployment of our AI and machine learning initiatives.

2026 PROXY STATEMENT	7

DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE
Continuing Directors
The term of the following four current Class I directors will expire at the 2027 Annual Meeting of Stockholders.

James D. DeVries
Age: 63 Director Since: 2018 Chairman, President and Chief Executive Officer Committees: •Executive
Principal Occupation and Business Experience: Mr. DeVries is Chairman of our Board of
Directors, and our President and Chief Executive Officer (“CEO”). Mr. DeVries joined the
Company in 2016 as Executive Vice President and Chief Operating Officer and was
appointed as our President in September 2017, CEO in December 2018 and as our Chairman
in 2023. Prior to joining ADT, Mr. DeVries spent nearly a decade at Allstate Insurance
Company, serving as Executive Vice President of Operations as well as Executive Vice
President and Chief Administrative Officer, with responsibility for real estate and administration, human resources, and procurement. Mr. DeVries has also held various executive and management roles at Principal Financial Group, Ameritech, Quaker Oats
Company, and Andrew Corporation.
Other Company Directorships (Past 5 Years):
•ABM Industries, Inc. (NYSE: ABM) (2022 – present)
◦Company Description: leading provider of integrated facility services and solutions
◦Current Committees: Compensation (Chair)
•Amsted Industries Inc. (2016 – present)
◦Company Description: diversified global manufacturer of industrial components serving primarily the railroad, vehicular and construction and building markets
◦Current Committees / Other Positions: Lead Independent Director; Compensation
(Chair)
Education: Master of Business Administration (MBA) from the Kellogg School of
Management at Northwestern University; Master’s degree in Industrial Relations from
Loyola University; and Bachelor’s degree in Human Resources from Trinity International
University
Experience, Qualifications, Attributes, and Skills: The Board concluded Mr. DeVries should serve as a director due to his instrumental role in driving the Company's business transformation and his deep expertise in recurring revenue growth. His strategic execution of various partnerships, alongside the launch of the ADT+ platform, demonstrates a proven ability to deploy capital into high-yield technological ecosystems. Furthermore, his prior C-
suite leadership in the insurance sector provides the Board with specialized knowledge in managing large-scale, consumer-facing property risk frameworks.

8	2026 PROXY STATEMENT

DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE

Tracey R. Griffin
Age: 61 INDEPENDENT Director Since: 2018 Committees •Compensation
Principal Occupation and Business Experience: Ms. Griffin has served as Group Chief
Financial Officer of Chalhoub Group, a privately held luxury goods retailer and distributor headquartered in Dubai, UAE and marketing in the Gulf Cooperation Council (GCC), Latin
America, and France, since 2023. From 2019 to 2023, Ms. Griffin served as Chief Financial
Officer and Chief Operating Officer of Framebridge, Inc., a U.S.-based online and retail custom framing brand, as Chief Financial Officer of Austin-based lifestyle retail brand
Kendra Scott, from 2018 to 2019, and as Chief Financial Officer of PANDORA Americas, a
global affordable jewelry brand, from February 2016 to September 2018 following her tenure as Chief Operating Officer from 2014 to 2016. In her roles at PANDORA, Ms. Griffin was responsible for implementing and overseeing strategic growth initiatives across the company, including its expansion into Latin America.
Education: Master of Business Administration (MBA) from the Stanford Graduate School of
Business; Bachelor of Science in Finance from Georgetown University
Experience, Qualifications, Attributes, and Skills: The Board concluded Ms. Griffin should serve as a director due to her extensive financial and operational leadership within highly visible consumer brands. She provides specialized expertise in consumer marketing, retail/
digital transformations, and rigorous financial oversight, which is vital for managing the
Company’s consumer subscription models and optimizing direct-to-consumer acquisition costs.

Benjamin Honig
Age: 37 Director Since: 2022
Principal Occupation and Business Experience: Mr. Honig serves on the Board of Directors as a designee of Apollo. Since 2013, he has been employed by Temasek, a global investment company, where he focuses on investing in technology, healthcare, consumer, and services companies. In his role at Temasek, Mr. Honig currently serves as a member of the board of directors of Creative Artists Agency (CAA) Holdings, LLC, a talent agency, and Horizon Media
Holdings, LLC, a media agency. He was also closely involved in investments made by Temasek including Virtu Financial, Inc., EMC Corp., VMware, Inc., Dell Technologies, Inc., Harry’s, Inc.,
and National Veterinary Associates (NVA). From 2010 to 2013, Mr. Honig was employed by
Credit Suisse as an investment banker in the Mergers & Acquisitions department.
Education: BA in Economics (magna cum laude) from Cornell University
Experience, Qualifications, Attributes, and Skills: The Board concluded Mr. Honig should serve as a director due to his hands-on investment experience, financial acumen, and active involvement in portfolio company oversight. His background in evaluating strategic alternatives, capital allocation decisions, and operational improvement initiatives provides the Board with practical insight into executing value creation strategies and navigating complex business and market environments.

2026 PROXY STATEMENT	9

DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE

Daniel Houston
Age: 64 INDEPENDENT Director Since: 2024 Committees •Compensation (Chair) •Nominating and Corporate Governance
Principal Occupation and Business Experience: In September 2025, Mr. Houston retired as executive chair of Principal Financial Group® (“Principal®”), a Fortune 500 global financial services company. Throughout his 40 years with Principal®, Mr. Houston held numerous leadership roles, including as senior vice president in 2000, executive vice president in 2006, president of Retirement and Income Solutions in 2008, president and chief operating officer in 2014, chief executive officer in 2015, and chairman in 2016.
Other Public Company Directorships (Past 5 Years):
•Arch Capital Group Ltd. (2024 – present)
◦Company Description: global leader in providing specialty insurance, reinsurance and mortgage insurance solutions
◦Current Committees: Compensation and Human Capital; Nominating and Governance
•Principal Financial Group (2015 – 2025)
◦Company Description: global financial services company
◦Committees / Other Positions: Chairman of the Board
Education: Bachelor of Arts degree from Iowa State University; honorary doctorate from
Iowa State’s Ivy College of Business
Experience, Qualifications, Attributes, and Skills: The Board concluded Mr. Houston should serve as a director because of his large-scale enterprise risk and capital management expertise. Having overseen hundreds of billions in assets under management, he provides the Board with deep insight into institutional capital allocation, strategic growth initiatives, and human capital strategy, directly supporting the Company’s focus on sustainable, long-
term shareholder value creation.

10	2026 PROXY STATEMENT

DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE
The term of the following three current Class II directors will expire at the 2028 Annual Meeting of Stockholders.

Paul J. Smith
Age: 63 INDEPENDENT Director Since: 2022 Committees •Compensation
Principal Occupation and Business Experience: Mr. Smith serves on the Board of Directors as a designee of State Farm pursuant to the State Farm Investor Rights Agreement. In April
2025, Mr. Smith retired as an Executive Vice President of State Farm Fire & Casualty
Company (“State Farm”), a property and casualty insurance provider. Prior to his retirement, Mr. Smith also served as Chief Operating Officer of State Farm until January
2025, where he was responsible for the Property & Casualty and Life product lines and
Enterprise Technology and also led enterprise transformation efforts work to position State
Farm for future growth. Mr. Smith joined State Farm in 1988, working in a variety of finance and operational positions, including various senior management roles such as Chief
Financial Officer, EVP, Property and Casualty and EVP, Technology and Innovation.
Education: Bachelor of Science in Accounting from the University of Wisconsin–Eau Claire;
graduate of The General Managers Program at Harvard Business School
Experience, Qualifications, Attributes, and Skills: The Board concluded Mr. Smith should serve as a director because his extensive background managing large-scale, complex operations during his time as Chief Operating Officer at State Farm is crucial for overseeing the Company’s strategic objectives. His operational mindset and executive leadership at
State Farm directly link the Board to the strategic, technological, and financial capabilities required to successfully scale our smart home technology platforms.

Matthew E. Winter
Age: 69 LEAD INDEPENDENT DIRECTOR Director Since: 2018 Committees •Audit (Chair)
Principal Occupation and Business Experience: In 2018, Mr. Winter retired as President of
The Allstate Corporation, a leading insurance provider. Prior to his retirement, Mr. Winter served as the President, Allstate Personal Lines for The Allstate Corporation from 2013 to
2015. Mr. Winter joined The Allstate Corporation in 2009 as President and Chief Executive
Officer of Allstate Financial.
Other Public Company Directorships (Past 5 Years):
•The Hartford Insurance Group (2020 – present)
◦Company Description: investment and insurance company
◦Current Committees: Compensation (Chair); Finance, Investment & Risk
Management
•H&R Block Inc. (2017 – present)
◦Company Description: tax preparation company
◦Current Committees: Compensation (Chair); Audit
Education: Juris Doctor (JD) from the Albany Law School of Union University; Master of
Laws (LLM) from the University of Virginia School of Law; Bachelor of Science from the
University of Michigan
Experience, Qualifications, Attributes, and Skills: The Board concluded Mr. Winter should serve as a director because of his C-suite operational and risk management expertise.
Having overseen substantial pools of consumer recurring revenue and national distribution networks at Allstate, he provides critical oversight regarding enterprise risk management, consumer service delivery at scale, and property casualty integrations—a core component of ADT’s strategic partnership ecosystem.

2026 PROXY STATEMENT	11

DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE

Suzanne Yoon
Age: 50 INDEPENDENT Director Since: 2024 Committees •Audit •Nominating and Corporate Governance (Chair)
Principal Occupation and Business Experience: Ms. Yoon has served as managing partner and Chair of the Investment and Management Committees of Kinzie Capital Partners, a
Chicago-based private equity firm, since she founded the firm in 2017. Prior to founding
Kinzie, Ms. Yoon held senior roles at Versa Capital Management, CIT Group and LaSalle
Bank/ABN AMRO.
Education: Bachelor of Arts in Economics from the University of Iowa; Executive Scholar of
Northwestern University’s Kellogg School of Management
Experience, Qualifications, Attributes, and Skills: The Board concluded Ms. Yoon should serve as a director to provide strong experience in capital allocation, debt structuring, and strategic transactions. Additionally, her experience with integrating technology and data analytics to drive operational efficiency strongly positions her to oversee the Company’s technology-driven cost optimization and strategic M&A initiatives.

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CORPORATE GOVERNANCE
Board Declassification Timeline

Following stockholder approval at our 2025 Annual Meeting, the Company has actively begun declassifying our Board of
Directors. This transition reflects our ongoing commitment to robust corporate governance and accountability to our stockholders. The declassification is occurring in phases to ensure a smooth transition:
•2026 Annual Meeting: Class III directors (currently up for election) are standing for one-year terms.
•2027 Annual Meeting: Class I directors (whose terms expire in 2027) and Class III directors will stand for one-
year terms.
•2028 Annual Meeting and Beyond: The declassification will be fully implemented, and the entire Board of
Directors will stand for annual election.
Director Independence

Our Common Stock is listed on the New York Stock Exchange (the “NYSE”). Following the end of our “controlled company” status under NYSE rules in March 2024, the Board proactively accelerated its transition to an independent governance structure. Today, our Board of Directors is composed of approximately 67% independent directors.
Furthermore, we are fully compliant with all NYSE corporate governance standards, and each of our Audit Committee of the Board of Directors (the "Audit Committee"), Compensation Committee of the Board of Directors (the “Compensation
Committee”), and Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and
Corporate Governance Committee”) is composed entirely of independent directors.
No director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). The Board of Directors broadly considers all relevant facts and circumstances relative to independence and considers the issue not merely from the standpoint of the director, but also from the viewpoint of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships (among others). In accordance with
NYSE listing standards, the Board of Directors considers the following categorial standards of director independence, according to which independent directors:
•Are not, nor have been within the last three years, an employee of the listed company; nor is an immediate family member of such director currently, nor has been within the last three years, an executive officer, of the listed company;
•Have not received, nor has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
•(a) Are not a current partner or employee of a firm that is the listed company’s internal or external auditor; (b) does not have an immediate family member who is a current partner of such a firm; (c) does not have an immediate family member who is a current employee of such a firm and personally works on the listed company’s audit; or (d) were not, and do not have an immediate family member who was, within the last three years, a partner or employee of such a firm and personally worked on the listed company’s audit within that time;
•Are not, and do not have an immediate family member who is, or have been within the last three years, employed as an executive officer of another company where any of the listed company’s present executive officers at the same time serves or served on that company’s compensation committee;
•Are not a current employee, or an immediate family member is not a current executive officer, of a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in

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any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues; and
•Do not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any subsidiary thereof.
The Board of Directors has determined that Mr. Gartland, Ms. Griffin, Mr. Houston, Mr. Smith, Ms. Tiedt, Mr. Winter, Ms.
Yoon and Ms. Zarmi are our independent directors, as such term is defined by the applicable rules and regulations of the
NYSE, and that Mr. Gartland, Ms. Griffin, Mr. Houston, Mr. Smith, Ms. Tiedt, Mr. Winter, Ms. Yoon and Ms. Zarmi are also independent as defined by the applicable rules and regulations of the Securities and Exchange Commission (the "SEC")
and the NYSE for service on the various committees of the Board on which they currently serve. In considering Mr.
Smith’s independence, the Nominating and Corporate Governance Committee and the Board of Directors considered Mr.
Smith's prior role at State Farm as well as the relationship between the Company and State Farm.
The Board of Directors’ Role in Risk Oversight

The Board of Directors is responsible for providing oversight for the Company’s Risk Management programs. As part of its oversight function, the Board regularly reviews the Company’s credit and liquidity positions, as well as its operations, and the risks associated with each. The Board of Directors also recognizes the strategic importance, operational benefits, and potential risks associated with the deployment of AI and machine learning technologies. While the full Board retains general oversight of the Company’s strategic technological initiatives, it has delegated primary responsibility for AI risk oversight to the Audit Committee. The Audit Committee takes an active role in oversight of ADT’s Enterprise Risk
Management (“ERM”) program, which includes the continuous evaluation of emerging technologies and evolving cybersecurity threats. The Audit Committee leverages the highly specialized expertise of its members, including Ms.
Zarmi’s extensive C-level background in securing large-scale, sensitive data ecosystems and her service on the cyber subcommittees of other public companies, to rigorously evaluate management's cybersecurity and data privacy protocols. The Board’s evaluation of the Company’s ERM practices is an ongoing process, with a comprehensive review conducted on an annual basis, including a separate annual meeting of the Audit Committee to review and discuss management’s AI initiatives, related governance structures, and the intersection of AI with data privacy and cybersecurity, followed by quarterly updates as necessary or appropriate. Management has developed a comprehensive
ERM program based on the 2017 COSO ERM Framework. As part of this framework, management solicits the views and expertise of senior executives from across the Company, conducts external research on industry and general trends, and utilizes third-party risk consulting services. The Company’s Vice President of Risk, Governance, and Internal Audit
provides a comprehensive review of ADT’s ERM program, including a review of the Company’s Risk Register, Risk Appetite
Statement, and the Company’s plans to mitigate its top risks to the Audit Committee on an annual basis. The Chair of the
Audit Committee is responsible for providing updates to the Board of Directors, including with regard to the Company’s
Risk Register, and for requesting full Board approval of the Company’s Risk Appetite Statement.
The Compensation Committee is responsible for overseeing the management of risks relating to employee compensation plans and arrangements, and the Audit Committee is responsible for overseeing the management of financial risks, which also more broadly encompasses enterprise risk management, including compliance, cybersecurity, privacy and related risks. While each committee is responsible for evaluating certain risks, and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks. The Company also has a designated Chief Compliance Officer who reports to the Executive Vice President, Chief Legal Officer and Secretary of the
Company. The Chief Compliance Officer provides quarterly reports to the Audit Committee.
Management’s Role in AI Governance

Under the Audit Committee's oversight, management is responsible for the safe, day-to-day deployment of AI technologies. To manage these risks, the Company has established an AI program, which includes an internal AI governance committee and formalized acceptable use standards.
Key elements of our internal AI governance program include:
•the implementation of an AI Applications Use Policy to establish rules and guidelines to govern the use of AI;
•a focus on leveraging AI and machine learning tools safely while protecting company and customer information;

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•a requirement for team members to complete an AI training course that outlines the benefits and risks of using
AI tools;
•a strict prohibition against entering confidential information into publicly available AI tools;
•a centralized review process requiring advance written approval from the appropriate supervisor and the
Company’s Innovation Office for any AI use outside of pre-approved activities; and
•a requirement for team members to conduct periodic audits to ensure AI-generated output is accurate, fair, without bias, and does not violate Company policies.
The Board’s Leadership Structure
Our Board of Directors does not currently have a policy as to whether the roles of Chair of our Board of Directors and of the CEO should be separate. Our Board of Directors believes that the Company and its stockholders are best served by maintaining flexibility to determine whether the Chair and CEO positions should be separated or combined at a given point in time in order to provide appropriate leadership for the Company at that time. Currently, our President and CEO,
Mr. DeVries, also serves as the Chair of our Board of Directors, a position which Mr. DeVries has held since September
2023. The Board of Directors has determined in its judgment that the Company benefits from having a combined Chair and CEO role at this time. Our Board believes that Mr. DeVries’ leadership and commitment to advancing our mission is important to achieving our strategic objectives. The Board believes that the Company and our stockholders benefit from
Mr. DeVries’ deep understanding of our business and culture, as well as his in-depth knowledge of the issues, opportunities and challenges facing the Company and its business.
To balance Mr. DeVries’ combined Chair/CEO role, the Board has a strong Lead Independent Director with a clearly defined role and robust set of responsibilities to further promote effective corporate governance. Our Lead Independent
Director is appointed by our non-management directors and Mr. Winter currently serves in this role. We believe Mr.
Winter’s strong leadership background in the insurance industry and his deep experience as a public company board member makes him a strong Lead Independent Director. Mr. Winter collaborates with Mr. DeVries in setting meeting agendas, and either may call special meetings of the Board of Directors. As Chair, Mr. DeVries presides over meetings of the Board of Directors. As our Lead Independent Director, Mr. Winter provides independent oversight and works to facilitate effective communication among Mr. DeVries and our independent directors, as well as among non-management directors. As more fully described in our Board Governance Principles, the Lead Independent Director role also includes the following authority and responsibilities, among others:
•Preside at all meetings of the Board at which the Board Chair is not present;
•Have the authority to call, and lead, non-management and/or independent director sessions;
•Have the authority to call special meetings of the Board;
•Solicit the non-management directors for advice on agenda items for meetings of the Board and executive sessions to help facilitate Board focus on key issues and topics of interest to the Board;
•Communicate with major stockholders of the Company, as appropriate, if requested by such stockholders; and
•Consult with the chair of the Compensation Committee on the annual evaluation of the performance of the CEO.
The Company understands that no single approach to board leadership is universally accepted and that the appropriate leadership structure may vary based on several factors, such as a company’s size, industry, operations, history and culture. Accordingly, our Board of Directors, with the assistance of the Nominating and Corporate Governance
Committee, assesses its leadership structure in light of these factors and the current environment to achieve the optimal model for us and for our stockholders. As part of this ongoing assessment of the Company’s leadership structure, the
Company’s Board Governance Principles task the full Board of Directors with the responsibility to periodically consider and evaluate a CEO and executive officer succession plan, including an interim CEO succession plan in the event of an unexpected occurrence (the “Succession Plan”), and to review and update the Succession Plan from time to time.
(1) The Company also has an Executive Committee that is currently inactive.

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We believe that our current Board of Directors leadership structure is appropriate and serves the interests of the
Company and its stockholders based on the Company’s specific facts and circumstances at this time. In reaching this conclusion, we considered, among other things, the composition and diverse skill-set of the Board of Directors, the tenure of the directors with the Company and their overall experience in the business and working with the Chairman,
President and CEO, the executive management group, and the ability of the Board, as currently constituted and managed, to ask challenging questions and further develop the Company’s strategic vision. We also considered the Company’s risk oversight policies and practices to promote more focused and sustained attention to critical areas. These policies and procedures permit and encourage each member to take an active role in all discussions, while also being designed to ensure that different committees develop specific subject matter risk expertise and have focused oversight responsibilities and the ability to act quickly if necessary in their corresponding areas. This structure of developing focused expertise that feeds up to an informed and engaged full Board is reflected in the Company’s disclosure controls and procedures as well, particularly, although not exclusively, with regard to the Company’s disclosures around risks, trends and uncertainties. Specific disclosures are produced or reviewed and updated by subject matter experts at the
Company before being considered by our internal legal and SEC reporting teams, with those inputs then being communicated to our management disclosure committee. Each of our Board committees is authorized by its charter to consult at its discretion with any experts or advisors that it feels would be helpful, and similarly our disclosure committee led by the Company’s Vice President, Chief Accounting Officer and Controller, may consult with internal or external advisors as it deems appropriate in seeking to ensure that our senior management, including our CEO and our Chief
Financial Officer, receive the information they need to make timely decisions about the Company’s required disclosures.
To facilitate the receipt of full information and robust communication, our Audit Committee, which is chaired by our Lead
Independent Director, receives regular reports about the Company’s disclosures from our Chief Financial Officer and from our Chief Accounting Officer.
We will continue to review the appropriateness of these Board and risk oversight systems and structures. If we determine that we should change our leadership structure, we will provide prompt notice to our stockholders, as required under the circumstances.
Board of Directors Meetings and Committees

In fiscal 2025, the Board of Directors held five meetings. During fiscal 2025, each incumbent director attended at least
75% of the meetings of the Board of Directors, and of the committees on which he or she served, held during the time period such director was a member of the Board of Directors.
The Board of Directors has three main committees(1):
•Audit;
•Compensation; and
•Nominating and Corporate Governance.
Each of these committees operates under written charters which are available at the Company’s website at https://
investor.adt.com/governance by opening the “Governance” tab, clicking on “Governance Documents,” and clicking on the name of the respective committee charter. Committee charters are also available in print upon the written request of any stockholder. The current committee membership of our Board of Directors is as follows:

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Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Thomas Gartland
Tracey R. Griffin
Daniel Houston
Paul J. Smith
Danielle Tiedt
Matthew E. Winter (Lead Independent Director)
Suzanne Yoon
Sigal Zarmi

= Member	= Committee Chair
Audit Committee

In fiscal 2025, the Audit Committee held nine meetings. During 2025, until February, our Audit Committee consisted of
Mr. Winter (Chair), Ms. Yoon, and Ms. Zarmi. Since February 2025, our Audit Committee consists of Mr. Winter (Chair),
Mr. Gartland, and Mses. Yoon and Zarmi. Our Board of Directors has determined that each of Messrs. Winter and
Gartland and Mses. Yoon and Zarmi qualify as an “audit committee financial expert” as such term is defined in Item
407(d)(5) of Regulation S-K and that each of Messrs. Winter and Gartland and Mses. Yoon and Zarmi are independent within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the NYSE listing standards. The principal duties and responsibilities of our Audit Committee include the following:
•To oversee and monitor our accounting, tax, treasury, financial reporting, external reporting, and asset-safeguarding policies and processes;
•To oversee and monitor the integrity of our financial statements and internal controls;
•To oversee and monitor the independence, qualifications, performance, and compensation of our independent auditor;
•To oversee and monitor the performance of our internal audit function;
•To discuss, oversee, and monitor policies with respect to risk assessment and risk management;
•To discuss with management our information technology, AI, and cybersecurity risks and concerns on a quarterly basis, and more frequently if and as needed, and to oversee the Company’s cybersecurity program and initiatives;
•To oversee and monitor our compliance with legal and regulatory requirements and the implementation and effectiveness of our compliance and ethics programs;
•To review and evaluate any actual or potential conflict of interest regarding a related person transaction;
•To oversee, monitor and engage with management regarding our sustainability strategy, policies and public disclosures;
•To conduct investigations the Audit Committee deems appropriate;
•To prepare the annual Audit Committee report to be included in our annual proxy statement; and
•To provide regular reports to the Board of Directors.
The Audit Committee has the authority to retain counsel and advisors to fulfill its responsibilities and duties and to form and delegate authority to subcommittees.

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Compensation Committee

In fiscal 2025, the Compensation Committee held four meetings. During 2025, until February, our Compensation
Committee consisted of Mr. Rayman (Chair), Mr. Houston and Ms. Griffin. Since February 2025, our Compensation
Committee has consisted of Mr. Houston (Chair), Ms. Griffin, and Mr. Smith, and now must, consistent with its charter, be composed entirely of independent directors. The principal duties and responsibilities of the Compensation Committee include the following:
•Determining the Company’s compensation strategy, philosophy, policies and programs, which are periodically reviewed by the Committee to ensure they advance stockholder interests and the Company’s overall business strategy, while attracting, retaining and motivating senior management and other key employees;
•Review, at least annually, the material risks associated with the Company’s executive compensation structure, policies and programs to determine whether such structure, policies and programs encourage excessive risk-taking and to evaluate adjustments that could mitigate any such risk;
•Review and approve, at least annually, the goals and objectives relevant to the compensation of the Company’s executive officers (other than the CEO), evaluate each such individual’s performance in light of those goals and objectives, and determine and approve each such individual’s compensation based on such evaluation;
•Review, at least annually, the goals and objectives relevant to the compensation of the Company’s CEO, evaluate the
CEO’s performance in light of those goals and objectives, and determine and recommend that the Board of Directors approve the CEO’s compensation based on such evaluation;
•Review and approve the Company’s incentive compensation, equity-based plans and pension plans;
•Review the Company’s responses to stockholder proposals, if any, relating to compensation matters; and
•Prepare an annual Compensation Committee report and take such other actions as are necessary and consistent with respect to the Company’s public disclosures, governing law and the Company’s organizational documents.

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Nominating and Corporate Governance Committee

In fiscal 2025, our Nominating and Corporate Governance Committee held two meetings. During 2025, until February, our
Nominating and Corporate Governance Committee consisted of Messrs. Rayman (Chair) and Houston, and Ms. Tiedt.
Since February 2025, our Nominating and Corporate Governance Committee has consisted of Ms. Yoon (Chair), Mr.
Houston, and Ms. Tiedt, and now must, consistent with its charter, be composed entirely of independent directors. The principal duties and responsibilities of the Nominating and Corporate Governance Committee include the following:
•To identify individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board;
•To recommend to the Board for approval director nominees, consistent with the criteria approved by the Board, and recommend to the Board the director nominees for the next annual meeting of stockholders or to fill vacancies on the Board;
•To develop and periodically assess the Company’s policies and procedures with respect to the consideration of director nominees submitted by stockholders of the Company and review the qualifications of such candidates pursuant to these policies and procedures, and to evaluate such candidates in the same manner as other candidates identified to the Nominating and Corporate Governance Committee;
•To develop and recommend to the Board for approval the criteria for Board membership;
•To review stockholder proposals affecting corporate governance and to make recommendations to the Board accordingly;
•To develop and recommend to the Board for approval corporate governance guidelines applicable to the Company;
and
•To oversee the evaluation of the Board, its committees, and management.
Executive Committee

During 2025, until May, our Executive Committee (the “Executive Committee”) consisted of Messrs. Rayman (Chair),
Coleman and DeVries. Since May 2025, our Executive Committee consists of Messrs. Rayman (Chair) and DeVries. Under our governing documents, the Executive Committee is generally authorized to exercise the powers of the Board of
Directors between meetings, subject to certain statutory and corporate limitations. However, in 2025, the Board of
Directors amended its overarching Delegation of Authority to ensure that material strategic and financial decisions are reserved for the full Board or its independent standing committees. As a result of these updated governance practices, the Executive Committee is currently inactive and did not meet during fiscal 2025.
Compensation Committee Interlocks and Insider Participation

Members of the Compensation Committee during 2025 included Mr. Rayman (Chair) until February 2025, Mr. Houston,
Ms. Griffin, and Mr. Smith, who joined the Compensation Committee in February 2025. Since February 2025, our
Compensation Committee consists of Mr. Houston (Chair), Ms. Griffin, and Mr. Smith. None of the members of the
Compensation Committee in 2025 or to date in 2026 were, at any time during 2025 or at any other time, an officer or employee of the Company.
During 2025, none of our executive officers served as a member of the board of directors, or as a member of the compensation committee or similar committee, of another entity that has one or more executive officers who served on our Board of Directors or Compensation Committee at the same time.
Except as described in the section entitled “Certain Relationships and Related Person Transactions” below, none of the members of the Compensation Committee had or has any relationships with us that are required to be disclosed under
Item 404 of Regulation S-K.

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Identifying and Evaluating Candidates for the Board of Directors

In considering possible candidates to serve on the Board of Directors, the Nominating and Corporate Governance
Committee will take into account all appropriate qualifications, qualities and skills in the context of the current make-up of the Board of Directors and will consider the entirety of each candidate’s credentials, including, among other things, their individual background, experience and knowledge. In addition, the Nominating and Corporate Governance
Committee will evaluate each nominee according to the following criteria:
•Nominees should have a reputation for integrity, honesty and adherence to high ethical standards;
•Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company;
•Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;
•Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interests of all stockholders;
•Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director; and
•Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, gender identity, sexual orientation, age, disability, veteran status, political affiliation or any other basis proscribed by law. The value of diversity on the Board, as broadly understood in the Board’s determination and consistent with the best interests of the Company’s stockholders, should be considered.
The Company has in place Board Governance Principles which are considered when reviewing and evaluating candidates for the Board of Directors. The Nominating and Corporate Governance Committee reviews these Board Governance
Principles annually.
In addition, our Board Governance Principles address over-boarding and in order to provide sufficient time for informed participation in their Board responsibilities, any non-management directors who are employed as the CEO or executive officer of a publicly traded company are required to limit their external directorships of other public companies to one;
non-management directors who are not fully employed are required to limit their external directorships of other public companies to three; and our CEO is required to limit his service on other public company boards to no more than two.
The Nominating and Corporate Governance Committee is notified of the intention of directors and the CEO to serve on another for-profit public or private company board of directors, and the Nominating and Corporate Governance
Committee reviews the possibility for conflicts of interest or time constraints and may object to such placement in which event the full Board shall determine the disposition of the matter.
Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance
Committee. To have a candidate considered by the Nominating and Corporate Governance Committee, our Bylaws
require a stockholder to submit the recommendation in writing and must include the following information:
•The name and address of the stockholder, as they appear on the Company’s books and records, and evidence of the stockholder’s ownership of Company stock, including the class or series and number of shares owned and the length of time of ownership;
•A description of all arrangements or understandings between the stockholder and each candidate pursuant to which the nomination is being made;
•The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the
Company and the person’s consent to be named as a director if nominated by the Board of Directors; and
•Such other materials or information regarding each proposed candidate required under the Bylaws of the Company and as would be required to be included in a proxy statement under the rules of the SEC if such candidate had been nominated by the Board of Directors.

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Each such recommendation must be sent to the Secretary of the Company at ADT Inc., 1501 Yamato Road, Boca Raton, FL
33431 and must be received within the time indicated below under “When are stockholder proposals due for consideration at next year’s annual meeting?” The Nominating and Corporate Governance Committee will evaluate stockholder-recommended director candidates in the same manner as it evaluates director candidates identified by other means.
Corporate Governance Guidelines and Code of Conduct

Our Board of Directors has adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers, and employees, and is intended to comply with the relevant listing requirements for a code of conduct as well as qualify as a “code of ethics” as defined by the rules of the SEC. The Code of Conduct contains general guidelines for conducting our business consistent with the highest standards of business ethics. The Company also maintains an ethics hotline as set forth in our Code of Conduct so that any suspected violation of our Code of Conduct can be reported confidentially, without fear of reprisal. We intend to disclose future amendments to certain provisions of our
Code of Conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, and our directors, on our website at
https://investor.adt.com. The Code of Conduct is made available on our website.
We have Board Governance Principles that address significant issues of corporate governance and set forth procedures by which our managers and Board of Directors carry out their respective responsibilities. The principles are available for viewing on our website at https://investor.adt.com/governance. We will also provide the Board Governance Principles, free of charge, to stockholders who request them. Such requests should be directed to our Secretary at ADT Inc., 1501
Yamato Road, Boca Raton, FL 33431.
Corporate Responsibility and Respect for Our Communities

We recognize the importance of corporate responsibility and community engagement with a focus toward sustainable initiatives that serve a corporate purpose and are aligned to our long-term strategy.
We track our sustainability initiatives in internal annual and periodic reporting. Since 2021, we have published a report to our website to provide an annual update to our stakeholders on progress made towards our commitment to sustainability. We have continued to include disclosure of our corporate responsibility initiatives in our 2025 Annual
Report on Form 10-K, and we plan to publish our 2025 Corporate Impact Report to our website, which will include as an appendix our 2025 Sustainability Accounting Standards Board Index Report. These reports can be found on our investor relations website at https://investor.adt.com/sustainability.
Executive Sessions of Non-Management Directors

The non-management directors of the Company meet in executive sessions without management on a regular basis.
Under the Company’s Board Governance Principles, the Lead Independent Director has authority to call and lead non-
management director sessions.
Apollo Right to Nominate Certain Directors

Although funds affiliated with or managed by Apollo no longer beneficially own a majority of our outstanding common stock, Apollo has, pursuant to its stockholders agreement with us and based on its current ownership, the right to nominate 20% of the directors on our Board, as long as it beneficially owns at least 5% of our Common Stock. See
“Certain Relationships and Related Person Transactions – Stockholders Agreement.”

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Compensation Risk Assessment

We believe that the performance goals and incentive plan structures generally established under the Company’s executive, annual and long-term incentive programs would not contribute to excessive risk-taking by our senior executives or employees. The approved goals under our incentive programs are consistent with our financial operating plans and strategies, and these programs are discussed and reviewed by the Compensation Committee. The Company’s compensation systems are balanced, rewarding both short-term and long-term performance, and its performance goals are team-oriented, with an individual component, and include measurable factors and objective criteria. The
Compensation Committee is actively engaged in setting compensation programs, policies, and practices, monitoring those programs, policies, and practices during the year and using discretion in making adjustments to such programs, policies, and practices, as necessary to reflect the actual performance of the Company. As a result of the procedures and practices described above, the Compensation Committee believes that the Company’s compensation programs, policies and practices for its employees do not encourage risk-taking that is reasonably likely to have a material adverse effect on the Company. This conclusion is based on a risk assessment that was performed by management in conjunction with
Pearl Meyer & Partners, LLC (“Pearl Meyer”), the Company’s independent compensation consultant, and presented to and reviewed with the Compensation Committee at its October 2025 meeting.
Communications with the Board of Directors

Stockholders and other interested parties desiring to communicate directly to the full Board of Directors, a Committee of the Board, the Lead Independent Director, independent directors as a group, or an individual director, may do so in writing addressed to the attention of the intended recipient(s), c/o Secretary, ADT Inc., 1501 Yamato Road, Boca Raton,
FL 33431. Interested parties may communicate anonymously and/or confidentially if they desire. The Board will periodically review all pertinent stockholder communications. Additionally, the Corporate Law Department may forward certain communications only to the Lead Independent Director, the Chair of the relevant Committee or the individual
Board member to whom a communication is directed. All pertinent communications received that relate to the
Company’s accounting, internal accounting controls or auditing matters will be referred to the Chair of the Audit
Committee unless the communication is otherwise addressed. Other communications received will be forwarded as appropriate to the relevant director or directors. Those items that are unrelated to the duties and responsibilities of the
Board or its Committees may not be provided to the Board by the Corporate Law Department, including, without limitation, business solicitations, advertisements and surveys; requests for donations and sponsorships; job referral materials such as resumes; product-related communications; unsolicited ideas and business proposals; and material that is determined to be illegal or otherwise inappropriate.
Director Attendance at Annual Meeting

The Company encourages all of our directors to attend each Annual Meeting of Stockholders. Ten of our directors attended the 2025 Annual Meeting of Stockholders.

22	2026 PROXY STATEMENT

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS
The names of the current executive officers of the Company (and their respective ages as of the date of this proxy statement) are set forth below. Each of our executive officers is re-appointed annually by our Board of Directors.

Name	Age	Position
James D. DeVries	63	Chairman of the Board, President and Chief Executive Officer
Jeffrey A. Likosar	55	President, Corporate Development and Transformation, and Chief Financial Officer
Fawad Ahmad	50	Executive Vice President and Chief Operating and Customer Officer
Todd Dernberger	47	Executive Vice President and Chief Growth Officer
Omar Khan	51	Executive Vice President and Chief Business Officer
Kimberly Miller	52	Executive Vice President and Chief Marketing and Communications Officer
David Scott	52	Executive Vice President and Chief People and Administration Officer
David W. Smail	60	Executive Vice President, Chief Legal Officer and Secretary
James D. DeVries. For the biography of James D. DeVries, please see the section above titled “Continuing Directors.”

Jeffrey A. Likosar

Jeffrey A. Likosar has served as our President, Corporate Development and Transformation, since August
2022. In April 2024, Mr. Likosar was named our Chief Financial Officer, returning to a position in which he served from February 2017 to August 2022, and had held on an interim basis since December 2023. Prior to that, and from April 2021, Mr. Likosar was our Chief Financial Officer and President, Corporate
Development. From March 2018 to April 2021, Mr. Likosar was our Executive Vice President, Chief
Financial Officer and Treasurer, and from February 2017 to March 2018, Mr. Likosar was our Executive
Vice President and Chief Financial Officer. In addition to currently leading our finance organization, Mr.
Likosar is also responsible for corporate development activities including strategic planning, M&A, and transformation execution. Before joining ADT, Mr. Likosar served as CFO at Gardner Denver, a leading global provider of high quality industrial equipment, technologies and services to a broad and diverse customer base through a family of highly recognized brands. Prior to that, Mr. Likosar served in various executive finance roles at Dell Technologies, a leading global technology equipment and services company, and at General Electric, where he held executive finance and operational roles across the
Appliances, Plastics, and Aviation Divisions. Mr. Likosar received a BS in Business Administration, with
Honors from the University of North Carolina at Chapel Hill's Kenan-Flagler Business School.

Fawad Ahmad

Fawad Ahmad has served as our Executive Vice President and Chief Operating and Customer Officer
since April 2025. Mr. Ahmad is responsible for leading the Company’s operations organization including field technicians, remote service and call center teams, IT, and procurement. He brings more than 20 years of experience in building global products and leading digital transformations. Prior to joining ADT, from June 2024 until April 2025, Mr. Ahmad served as Chief Strategy & Transformation Officer at State
Farm Mutual Automobile Insurance Company (“State Farm Auto”), the largest provider of auto and home insurance in the United States, and held various senior leadership roles at State Farm Auto since he joined in 2016, including as Vice President of Digital from January 2016 to August 2017, Senior Vice
President - Digital and Customer Experience from August 2017 to October 2019, and Chief Digital Officer from October 2019 until June 2024. State Farm Auto’s wholly owned subsidiary, State Farm Fire &
Casualty Company, is an affiliate of the Company and currently owns approximately 16.7% of the
Company’s outstanding Common Stock and Class B Common Stock, in the aggregate. Before joining State
Farm Auto, Mr. Ahmad held leadership roles at Staples Inc., an industry leader in workspace products, including General Manager of Global Omnichannel Product and Strategy, and served as General Manager of the North America Core Shipping Platform at eBay Inc., a global commerce leader, where he was responsible for leading the function’s strategy, operations, and strategic partnerships. Mr. Ahmad also currently serves on the board of directors of Radian Group, a provider of financial guaranty insurance, including as a member of Radian's Governance and Risk Committees. Mr. Ahmad received a BS in
Marketing from Southeastern University in Karachi, Pakistan and a JD from Thomas Jefferson School of
Law.

2026 PROXY STATEMENT	23

EXECUTIVE OFFICERS

Todd Dernberger

Todd Dernberger has served as our Executive Vice President and Chief Growth Officer since February
2025. From April 2024 to February 2025, Mr. Dernberger served as our Senior Vice President and Chief
Growth Officer. Prior to his current role, Mr. Dernberger served as our Senior Vice President of Field and
Virtual Operations from January 2022 to April 2024 and Vice President of Operations from April 2018 to
January 2022. With almost 20 years of experience at ADT, starting in 2007 as a Residential Sales
Representative and assuming roles of increasing responsibility since then, Mr. Dernberger is recognized as a leader who builds culture within our sales teams and accelerates growth.

Omar Khan

Omar Khan has served as our Executive Vice President and Chief Business Officer since joining ADT in
March 2025 and is responsible for leading our product, engineering, innovation, business development and strategic partnership teams. Prior to joining ADT, Mr. Khan served as Chief Operating Officer for
HealthyMD, a healthcare company, from May 2023 to March 2025, and as a Senior Advisor for Boston
Consulting Group. Previously, Mr. Khan served as Chief Operating Officer for American Health Associates,
a healthcare company, from May 2021 to May 2023, and as Chief Executive Officer for Transformco, a
leading integrated retailer focused on seamlessly connecting the digital and physical shopping experiences for customers, from May 2020 to May 2021. Mr. Khan received an SB in Electrical
Engineering and Computer Science from the Massachusetts Institute of Technology (MIT) and a Master’s
in Electrical Engineering from MIT.

Kimberly Miller

Kimberly (Kim) Miller has served as our Executive Vice President and Chief Marketing and
Communications Officer since January 2026. Ms. Miller is responsible for the Company’s go-to-market and customer acquisition strategies and corporate communications functions. Prior to joining ADT, Ms.
Miller has served in various senior leadership roles since 2016, including as the Chief Growth and
Marketing Officer at Aescape Inc., an innovative wellness and AI robotics company, Global Chief
Marketing Officer at Native Instruments, a music software company, Global Chief Marketing Officer at
The Economist Group, a media company and publisher of the Economist newspaper, Chief Marketing
Officer for the Flatiron School, an educational institution focused on software, data, and design, and
Chief Marketing Officer at Consumer Reports, a nonprofit media company. Ms. Miller received a BS in marketing/marketing management from Binghamton University and an MBA from Columbia University.
Ms. Miller currently serves as an Advisory Board Member for Sandy Hook Promise, a national non-profit organization dedicated to preventing gun violence and promoting school safety.

David Scott

David Scott has served as our Executive Vice President, Chief People and Administration Officer since
September 2023. Mr. Scott is responsible for our human resources, real estate, security and environmental, health and safety functions. Prior to joining ADT, Mr. Scott served as the Executive Vice
President, Chief Human Resources Officer at DISH Network from February 2018 to July 2023, where he led an HR transformation and oversaw real estate, construction, travel, security and corporate dining.
Mr. Scott began his career at Walmart, where he served for 20 years in various HR leadership roles, eventually serving as Senior Vice President of Talent and Organizational Effectiveness before his departure. Mr. Scott received a BS in business from the University of Florida. Mr. Scott currently serves as an Advisory Board member of HermanScience and Airvet.

24	2026 PROXY STATEMENT

EXECUTIVE OFFICERS

David W. Smail

David W. Smail has served as our Executive Vice President, Chief Legal Officer and Secretary since
February 2019 and has more than 30 years of legal experience in the U.S. and internationally, including
10 years of law firm corporate and securities transactional practice, and more than 20 years in public company general counsel roles. From August 2015 to September 2018, Mr. Smail served as Executive
Vice President & Chief Legal Officer for Scientific Games Corporation, a leading developer and provider of technology-based products, systems, platforms and services for the global gaming and lottery industries.
Previously, Mr. Smail held the role of Executive Vice President & General Counsel at Morgans Hotel
Group, an international hospitality company, and served as Executive Vice President and Group General
Counsel of global advertising and communications services group Havas S.A. Mr. Smail also was a partner in the international law firm Hogan Lovells (previously Hogan & Hartson). Mr. Smail received a JD cum laude from Harvard Law School and a BA summa cum laude in Biology and French from Macalester
College.

2026 PROXY STATEMENT	25

EXECUTIVE COMPENSATION -COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION —
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee determines the compensation of our executive officers, and considers, adopts, reviews and revises our executive officer compensation programs, policies, and practices as part of its mandate to determine all components of each executive officer’s compensation. Where appropriate, the Compensation Committee may also recommend that any component of executive officer compensation be subject to the review and approval of the non-
executive members of the Board. In carrying out these functions, the Compensation Committee regularly consults with its independent compensation consultant, including to obtain a broader market perspective and comparative data, and is empowered to engage any other outside consultants it deems necessary.
This Compensation Discussion and Analysis (“CD&A”) section of the proxy statement describes in detail the Company’s executive compensation philosophy and programs, as well as the compensation decisions made by the Compensation
Committee in 2025, with respect to our named executive officers (“NEOs”) who, for fiscal year 2025, are listed below.

Name	Age	Title
James D. DeVries	63	Chairman of the Board, President and Chief Executive Officer
Jeffrey A. Likosar	55	President, Corporate Development and Transformation, and Chief Financial Officer
Fawad Ahmad	50	Executive Vice President and Chief Operating and Customer Officer
Omar Khan	51	Executive Vice President and Chief Business Officer
David W. Smail	60	Executive Vice President, Chief Legal Officer and Secretary
Donald M. Young (1)	61	Former, Executive Vice President and Chief Operating Officer
(1)As disclosed in the Current Report on Form 8-K filed by the Company on March 11, 2025, Mr. Young retired from his position as Executive Vice
President and Chief Operating Officer, effective as of June 6, 2025.

Executive Compensation - Compensation Discussion and Analysis Table of Contents

2025 Highlights	26	Employment Arrangements	44
Chief Executive Officer – Performance Goals	27	Supplemental Savings and Retirement Plan	37
Executive Compensation Philosophy	28	Executive Benefits and Limited Perquisites	37
Process for Determining Executive Officer Compensation	29	Severance Benefits	38
Role of Compensation Committee and Board of Directors	30	Other Compensation Policies and Practices	42
Independent Compensation Consultant	30	Insider Trading Policy and Equity Transaction Pre-Approval	38
Role of External Market Data	30	Anti-Hedging and Short Sale Policy	38
Peer Group Development	31	Anti-Pledging/Purchases of Company Securities on Margin	39
2025 Advisory Vote on Executive Compensation	32	Equity Grant Practices	39
Elements of Executive Compensation	32	Pay Recoupment (Clawback) Policy	39
Base Salary	34	Stock Ownership Guidelines	39
Annual Incentive Compensation	34	Tax and Accounting Considerations	40
Non-GAAP Measures - Adjusted EPS	36	Section 162(m) of the Code	40
2025 Long-Term Incentive Plan Equity Awards	36	Section 280G of the Code	40

26	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

2025 Highlights
In 2025, we continued to deliver strong financial results including earnings growth and strong cash generation, which are a direct result of our durable, resilient, and flexible business model designed to generate strong returns on capital driven through efficient customer acquisition, efficient best-in-class customer service, and enduring customer loyalty and retention. In particular, in 2025, we:
•generated revenue growth of 5% year-over-year, reaching $5.1 billion;
•maintained a high year-end recurring monthly revenue (“RMR”) balance of $359 million;
•delivered solid customer retention with a gross revenue attrition rate of 13.1%; and
•continued efficient customer acquisition with revenue payback period of 2.3 years.
Total Revenue
($M)
End of Period Recurring
Monthly Revenue  ($M)
Revenue Payback
(years)
In addition to these core financial achievements, we advanced our strategy to remain the smart home security provider of choice for millions of customers through our disciplined execution, streamlined operation and enhanced technologies and infrastructure. Over the past year, we advanced key components of this strategy by:
(1)Scaling Next-Generation Platforms: We meaningfully advanced the rollout of our proprietary ADT+ platform, which accounted for approximately 25% of our total new customer additions for the full year.
(2)Driving AI and Operational Efficiencies: We continued our internal digital transformation by implementing the
Salesforce platform across our operations, while simultaneously deploying Sierra AI-powered virtual agents to efficiently handle approximately 50% of our customer service requests virtually.
(3)Optimizing our Core Business: In October 2025, we completed the sale of our multifamily business (comprising approximately 200,000 accounts) for approximately $56 million, allowing us to further streamline operations and focus capital on our core residential and small business markets.
(4)Strengthening our Capital Structure: We executed a series of capital market transactions to extend maturities, lower borrowing costs, reduce leverage, and enhance liquidity and capital allocation flexibility, which allowed us to lower our average cost of debt to 4.3% and extend weighted average maturity to 5 years.
(5)Returning Capital to our Stockholders: We returned approximately $791 million to stockholders through dividends and the repurchase and retirement of 78 million shares, reflecting our confidence in our long-term strategy and durable cash generation.
(6)Broadening our Investor Base: We navigated our transition out of "controlled company" status as Apollo significantly reduced its ownership through multiple secondary offerings in 2025, increasing our public float and rebalancing our ownership across a broader mix of value, growth, and index-style investors.
We also continued to strengthen our corporate governance and proactively accelerated our transition to an independent, stockholder-aligned governance structure by:
•enhancing stockholder rights by amending our A&R Certificate of Incorporation to declassify our Board of
Directors and establish a stockholder right to call a special meeting;
•refreshing Board composition by adding four new independent directors since March 2024, achieving a Board composition of approximately 67% independent directors; and

2026 PROXY STATEMENT	27

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
•accelerating our transition to fully independent Audit, Compensation, and Nominating and Corporate
Governance Committees ahead of the NYSE's mandated phase-in deadlines, demonstrating our commitment to independent oversight.
Early 2026 Strategic Momentum
While our 2025 results built a strong foundation, we have already taken significant steps in early 2026 to lead the next era of smart home intelligence, and enhance stockholder value creation by:
•adding revolutionary, privacy-preserving ambient sensing capabilities to our product roadmap through the strategic acquisition of Origin AI;
•executing a new three-year, $1.5 billion share repurchase authorization to opportunistically deploy excess cash flow; and
•joining the S&P SmallCap 600 index, reflecting the strength of our market capitalization and generating significant passive investor demand.
We remain committed to our strategy to maintain our durable and resilient business model, drive sustainable long-term growth, continue strong customer acquisition efficiency, and preserve high customer loyalty and retention. Our strategy is premised on disciplined capital allocation, investments to develop and deliver best-in-class smart home security offerings, adapting to customer needs and preferences, and, most importantly, ensuring the safety and peace of mind of our customers.
We have aligned our compensation programs with this philosophy, as demonstrated by the performance goals set for our
NEOs by the Compensation Committee to evaluate their performance. These are summarized below for our Chairman,
President and CEO, and designed to ensure the interests of our executives are aligned with the interests of the Company to drive sustainable long-term value creation for stockholders.
Chief Executive Officer – Performance Goals
Mr. DeVries’ performance as Chairman, President and CEO is evaluated by the Compensation Committee based on three primary categories: operating results, development and implementation of our long-term strategy, and maintaining and motivating a high-performing team.
For 2025, the Compensation Committee determined that Mr. DeVries successfully executed on key financial and strategic objectives. In evaluating his performance, the Committee specifically considered his leadership in the following areas:
Operating Results & Capital Allocation
•Financial Execution: Led the Company in achieving the strong financial results detailed in the "2025 Highlights"
section above, including $5.1 billion in Total Revenue, solid customer retention metrics, and strong cash generation.
•Capital Returns: Directed the execution of the Company's capital allocation strategy, which included strengthening the balance sheet through debt maturity extensions and overseeing the return of $791 million to stockholders via dividends and share repurchases.
Developing and Implementing Long-Term Strategy
•Technology and Product Expansion: Advanced the Company’s transition toward a technology-forward platform by scaling the ADT+ ecosystem and expanding our strategic integrations with Google Nest.
•Strategic Acquisitions: Led the evaluation and execution of the Origin AI acquisition, securing ambient sensing technology to support the Company's future product roadmap and privacy-focused security offerings.
•Customer Care and Operational Efficiency: Oversaw the ongoing digitization of our service models, through ADT
Remote Assistance and virtual agents to reduce service costs while maintaining high customer satisfaction.

28	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
Maintaining and Motivating a High-Performing Team
•Executive Succession & Recruiting: Strengthened the Executive Leadership Team to align with the Company's evolving business needs, including the successful recruitment and onboarding of a new Chief Operating and
Customer Officer, Chief Business Officer, and Chief Marketing and Communications Officer.
•Workforce Engagement: Maintained a focus on human capital management and employee well-being, reflected in the Company's continued recognition by Mental Health America and ongoing community initiatives.
Executive Compensation Philosophy
The Company’s executive compensation program is guided by the following principles:
Pay for Performance. Compensation opportunities are designed to align executives’ pay with the Company’s performance, with a focus on producing sustainable long-term growth, as well as providing for sufficient flexibility to take into account individual contributions to this performance.
Align Management’s Interests with Interests of Stockholders. We believe that management should have a significant financial stake in the Company to align their interests with those of the stockholders and to encourage the creation of sustainable long-term value. Therefore, equity awards make up a substantial component of executive compensation, and our long-term incentive program for executives in 2025 consisted entirely of stock options, so that executives only realize value from the program if stockholders see an increase in the value of their investment.
Attract, Promote and Retain a Talented Management Team. We compete for talent with other companies both smaller and larger, and both in our market and in other industries. To attract and retain talent with the experience necessary to achieve our business goals, compensation must be competitive and appropriately balanced.
To reflect these principles, our executive compensation program has three key elements: base salary, annual cash incentive compensation and long-term equity compensation. We have aimed to ensure that the base salary and target annual incentive levels of each NEO are competitive to retain and appropriately reward our NEOs for their ongoing service and achievements, and the focus we place on equity compensation aligns the interests of management with those of our stockholders and promotes focus on sustainable long-term success.

2026 PROXY STATEMENT	29

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
The following highlights of our executive compensation program demonstrate how we adhere to our compensation philosophy. Furthermore, each year, our Compensation Committee evaluates each of the elements of our compensation program to ensure it continues to support our compensation philosophy, as well as the compensation philosophy itself, and may make adjustments or changes as it deems appropriate.

	What We Do		What We Do Not Do
Align executive compensation with the interests of the Company’s stockholders	Executive compensation program designed to ensure majority of value is at-risk - 90% of annual target compensation in the case of our CEO	x	No guaranteed pay increases
	Annual bonus payments determined based on two key financial metrics	x	No guaranteed level of annual bonus payouts
	2024 and 2025 equity awards to executives consisted solely of stock options so executives only recognize value if stockholders see an increase on their investment	x	No repricing of underwater stock options
Double-trigger change in control provisions
Annual say-on-pay vote
Avoid excessive risk and promote sustainable growth	Annual evaluation of risk in compensation programs to ensure mitigation of undue risk	x	No hedging, pledging or short sales of our stock is permitted by employees or directors
Mix of compensation components (fixed and variable pay, short- and long-term incentives) that encourage focus on both the short- and long-term interests of the Company and its stockholders

Incentive awards with payouts based upon a variety
of financial, operational and individual objectives,
which minimizes the risk associated with any single
performance measure
Compensation Committee has discretion to
reduce incentive payouts even if goals were
achieved

Pay Recoupment Policy
Cap incentive-based payouts
Adhere to executive compensation best practices	Independent compensation consultant	x	No repricing of underwater stock options
	Reasonable post-employment/change in control provisions	x	No inclusion of the value of equity awards in severance calculations
	Limited perquisites	x	No excise tax gross-ups upon change in control
	Anti-hedging and pledging policies	x	No hedging, pledging or short sales of our stock is permitted by employees or directors
Executive and Non-Employee Director stock ownership guidelines
Comparison of compensation with those of a broad peer group
Fully independent Compensation Committee as of February 2025

30	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
Process for Determining Executive Officer Compensation (Including NEOs)
Role of Compensation Committee and Board of Directors
Our Compensation Committee, which is composed solely of independent directors, is responsible for, among other things, overseeing our overall compensation structure, policies and programs, including assessing whether our compensation structure results in appropriate compensation levels and incentives for executive management and employees. The Compensation Committee is also responsible for reviewing the goals and objectives for our executive officers, evaluating their performance against these goals and otherwise and for approving the compensation awarded to our executive officers based on such performance. Our Lead Independent Director also will consult with the chair of our
Compensation Committee on the performance of the CEO.
In making these determinations, the Compensation Committee considers the input and recommendations of our CEO, other than with respect to himself, including his assessment of individual performance, retention, and succession planning. When appropriate, such as when the Compensation Committee is discussing or evaluating compensation for the CEO, the Compensation Committee meets in executive session without the CEO.
In order to carry out these responsibilities, the Compensation Committee receives and reviews materials in advance of each meeting, including benchmark information, historical compensation data, performance metrics and outcomes, and other materials that may be prepared at the request of the Compensation Committee, including by its independent compensation consultant.
In addition to overseeing executive pay, our Compensation Committee is responsible for the approval of equity awards to all of our employees, including grants made to our executive officers, subject to further Board approval where necessary or appropriate. The Compensation Committee also ratifies, from time to time, the authority of our CEO to approve equity grants to our employees who are not executive officers under our Policy and Procedures for Granting Equity-Based
Awards, subject to certain other restrictions as set forth in such policy.
Independent Compensation Consultant
The Compensation Committee has the authority to retain, compensate, and terminate an independent compensation consultant and any other advisors necessary to assist in its evaluation of executive compensation.
The Board of Directors retained Pearl Meyer, a compensation consulting firm, as its independent external advisor to assist in its evaluation of executive compensation, and to provide insight and market perspective on our current compensation programs. In selecting Pearl Meyer, the Board of Directors reviewed their independence, including the factors prescribed by the SEC and NYSE, and concluded that there were no conflicts of interest that would preclude them from serving as an independent advisor to the Board. Pearl Meyer does not provide other services to us, except at the direction of our Board of Directors or Compensation Committee. We do not have any other relationships with Pearl Meyer.
Role of External Market Data
The Compensation Committee considers a number of factors in determining target total compensation for each of the
Company’s executive officers (including our NEOs). These factors include position-specific market data, the executive’s experience and performance, and internal pay equity. While the Compensation Committee considers the median of the
Company’s competitive market (including both selected peer companies and the broader competitive market) when evaluating executive compensation, it is only one factor among several, including those noted above, that is taken into consideration. Ultimately, the Compensation Committee uses its business judgment, informed by the experience of the members of the Compensation Committee to determine executive compensation. As a result, the Compensation

2026 PROXY STATEMENT	31

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
Committee may approve compensation that is below- or above-median market compensation for specific individuals for a variety of reasons, including:
•specific organizational considerations, for example, such as where the role is considered critical to delivering on our overall business strategy;
•scope of the role and associated responsibilities at ADT compared to the market comparable roles;
•the executive’s expertise, where an executive that is new to a role may be compensated below-market for that role, with the expectation that compensation increases will follow increased experience and demonstrated success in the role;
•need for specific expertise in building new or improving upon existing business functions, particularly in the process of hiring candidates from external sources;
•the retention of key executives the Company believes are critical to its success; and
•the overall performance of the Company and the executive’s contribution to that performance.
Peer Group Development
The Compensation Committee, with the assistance of Pearl Meyer, has developed a peer group for use in making compensation decisions. While the Compensation Committee considers the executive compensation data at peer group companies, it is not the sole factor in the decision-making process. The Compensation Committee also considers general industry data from third-party providers in its review of compensation for our executive officers (including our NEOs).
Neither the Compensation Committee nor management has any input into the companies included in these general industry surveys. The table below highlights how the companies included in the peer group were chosen, and how the compensation information related to these companies is used.

How Peer Group Companies are Selected	How Peer Group Data is Utilized
•Similar or related industry sector
•Generally focused on business models that generate
subscription-based recurring revenue
•Provide a technology-enabled service
•Primarily business-to-consumer (B2C) focused,
although companies that are business-to-business
(B2B) focused are also considered
•Generally between $2 billion and $10 billion in revenue

•As an input in determining base salaries, annual
incentive targets and long-term incentive award targets
•As an input in the design of compensation plans
•To validate whether our executive compensation
program is aligned with Company performance
•To inform on market practice regarding the form and
mix of equity awards granted to our employees

The Compensation Committee assesses the peer group periodically to determine whether any significant changes to the business conditions of the Company or any of its peers would warrant any changes to the peer group. After review by the
Compensation Committee in July 2025, the peer group of 14 companies remained unchanged from the prior year.

2025 Peer Group
Akamai Technologies, Inc.	NCR Voyix Corporation
The Brink’s Company	NetApp, Inc.
Equifax Inc.	Rockwell Automation, Inc.
Juniper Networks, Inc.	Rollins, Inc.
Frontier Communications Parent	Sirius XM Holdings Inc.
Gen Digital Inc.	Telephone and Data Systems, Inc.
H&R Block, Inc.	Trimble Inc.

32	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

2025 Advisory Vote on Executive Compensation
At our 2025 Annual Meeting, approximately 87% of the shares voted were cast in favor of our advisory vote to approve the compensation of our NEOs.
We recognize that the business and executive compensation environments continue to evolve, and we are committed to having compensation programs and practices that support our business objectives, promote good corporate governance, and align executive pay with the Company’s performance. The Compensation Committee will continue to consider the results from this year’s and future advisory stockholder votes regarding our executive compensation programs. See
“Proposal 2—Advisory Vote to Approve the Compensation of our Named Executive Officers” for additional information.

Elements of Executive Compensation
The Company’s compensation program consists of three main elements: base salary, annual cash incentives, and equity-
based long-term incentives. A significant majority of each NEO's total direct compensation is performance-based and at-
risk; in 2025, 90% in the case of our CEO and 74% on average for other NEOs. The Company also provides various benefit and retirement programs. The below provides an overview of the elements of the Company’s executive compensation program, a brief description of each compensation element, and the reason for inclusion in the executive compensation program.
2025 Target Compensation (1)

90% Variable

CEO	10% Base Salary	14% Annual Incentive	76% Long-Term Incentive

	24% CASH		76% EQUITY

74% Variable

Average for NEOs	26% Base Salary	23% Annual Incentive	51% Long-Term Incentive

	49% CASH		51% EQUITY

(1)  For purposes of this chart, the amounts for each element of 2025 Target Compensation were determined using each individual’s base salary as of December 31, 2025, annual target cash incentive award under the
Company’s 2025 annual incentive plan (the “2025 AIP”), and target equity award under the Company’s annual long-term incentive program for 2025 (the “2025 LTIP”).

2026 PROXY STATEMENT	33

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

Base Salary	Annual Incentive	Long-Term Incentive
Fixed cash compensation:
•Based on each executive officer’s
role, responsibilities, competitive
market positioning, and individual
performance
•To attract and retain top talent with
the experience, skills and abilities
critical to the long-term success of
the Company

Performance-based cash compensation:
•To recognize individuals based upon
their performance against goals and
objectives aligned to the delivery of
key operational and financial priorities
•To drive Company performance
against key financial goals which are
aligned to the interests of stockholders

Equity-Based compensation:
•To directly align the interests of
executives with the interests of
stockholders
•To support focus on long-term,
sustainable Company performance,
and to drive retention of top talent

Other Elements of Compensation:
Benefits
•To promote the health, wellness, and well-being of executives and provide a competitive overall compensation package
•Includes medical, dental, and disability plans
•The NEOs are eligible to participate in the same benefit plans applicable to the Company’s employee population as a whole
Retirement Programs
•The NEOs generally are eligible to participate in the same basic retirement plans available to the Company’s non-union employee population as a whole
•Includes both a retirement savings plan and a deferred compensation plan
Limited Perquisites
•The Company generally believes that providing perquisites to our executives that are not provided to the employee population as a whole is not aligned with stockholder interests and best practices
•As a limited exception, our CEO is provided reimbursement of certain travel and housing expenses each calendar year plus reimbursement for related taxes incurred, and certain executives, including the NEOs, are eligible to receive an annual physical examination at the Company’s expense
•Additional detail can be found in this section under the heading “Executive Benefits and Limited Perquisites”

34	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

Base Salary
Each NEO is party to an employment agreement or offer letter that provides for a fixed base salary, subject to annual review. The Compensation Committee reviews base salary levels on an annual basis to determine whether the base salary level is appropriate given the NEO’s job responsibilities, experience, value to the Company, and market pay level. Base salary levels are also considered in the context of all elements of compensation as a whole. We do not guarantee any base salary increases.
In February 2025, the Compensation Committee considered the above factors and determined that it was appropriate to provide certain NEOs with a market-based merit increase, effective March 23, 2025, as shown in the table below, together with actual base salaries as of December 31, 2024 and 2025. The Compensation Committee also considered whether any additional adjustments for the NEOs based on tenure, performance or market pay levels was warranted at that time, but concluded that none was necessary at that time. Note that the Summary Compensation Table reflects actual compensation paid to the NEOs for the applicable year.

	Base Salary	Base Salary
Name	December 31, 2024	December 31, 2025	Increase %
James D. DeVries	$1,164,154	$1,164,154	—%
Jeffrey A. Likosar	$757,150	$783,651	3.50%
David W. Smail	$590,947	$611,630	3.50%
Fawad Ahmad(1)	$—	$600,000
Omar Khan(2)	$—	$600,000
Donald M. Young (3)	$605,720	$626,921	3.50%
(1)Mr. Ahmad began his employment with the Company on April 14, 2025.
(2)Mr. Khan began his employment with the Company on March 4, 2025.
(3)Mr. Young’s employment with the Company ended on June 6, 2025.

Annual Incentive Compensation
The second component of executive officer compensation is an annual cash incentive based on the Company’s performance. Tying a portion of total compensation to annual Company performance permits us to adjust the performance metrics each year to reflect changing objectives and to emphasize those that may be of special importance for a particular year. Through the annual incentive program, we seek to provide an appropriate amount of short-term cash compensation that is at-risk and tied to the achievement of certain annual performance goals.
For 2025, the target bonus opportunities for our NEOs were as follows:

Name	Target Bonus % of Base Salary
James D. DeVries	150%
Jeffrey A. Likosar	100%
Fawad Ahmad	100%
Omar Khan	100%
David W. Smail	100%
Donald M. Young	100%

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
For the 2025 fiscal year, the Compensation Committee approved the 2025 AIP with a design that reflects the Company’s focus on top-line growth and bottom-line profitability for stockholders. The two metrics selected for the 2025 fiscal year to reflect these priorities were Revenue and Adjusted Earnings per Share (EPS), each weighted at 50%:
•In order to achieve any payout on either metric, a threshold performance level was required to be met, which would result in a 50% payout for that metric.
•Bonus payouts are also subject to a maximum of 200% of target; performance above the maximum threshold would not result in any additional payout.
•The Compensation Committee seeks to set the performance thresholds at levels that are challenging but attainable based on the Company’s business plan in order to provide an appropriate incentive, while payouts above target require over-performance.
•Thresholds are set to ensure no bonus payment will be made in respect of a metric if performance is below a level that the Compensation Committee deems appropriate.
•In addition, the Compensation Committee retains discretion to adjust the payout levels under the 2025 AIP to reflect the Company’s performance more broadly or an executive’s individual performance.
Based on the Company’s performance against the 2025 AIP metrics, the initial overall weighted business performance result was approximately 150%. However, for the 2025 fiscal year, after considering other performance factors, the
Compensation Committee and the Board exercised negative discretion to set the final 2025 AIP payout at 135%. The
Compensation Committee and the Board believe this 135% payout more accurately reflects the Company’s overall performance for the 2025 fiscal year.

Performance Metric	Weighting	Target	Actual Performance	Performance as a % of Target	Weighted Business Performance
Adjusted EPS (1) ($ per share)	50%	$0.81	$0.89	110%	50.3%
Total Revenue ($ Millions)	50%	$5,125	$5,129	100%	100.0%
TOTAL					150.3%
(1)See below for definition of Adjusted Diluted Income (Loss) per Share from Continuing Operations ("Adjusted EPS"), which is a non-GAAP measure.
The following table summarizes the calculation of bonuses under the 2025 AIP for fiscal year 2025 paid to each of the
NEOs using the approved payout at 135% of Target.

Name	Base Salary	Bonus Target %	Bonus Target	Business Performance	Actual Bonus Paid for Fiscal Year 2025	Payout as a Percent of Target
James D. DeVries	$1,164,154	150%	$1,746,231	150%	$2,357,412	135%
Jeffrey A. Likosar (1)	$783,651	100%	$783,651	150%	$1,157,929	148%
David W. Smail	$611,630	100%	$611,630	150%	$825,701	135%
Fawad Ahmad (2)	$600,000	100%	$430,685	150%	$581,425	135%
Omar Khan (3)	$600,000	100%	$498,082	150%	$672,411	135%
Donald M. Young (4)	$626,921	100%	$269,662	150%	$364,044	135%
(1)Mr. Likosar’s actual bonus paid for fiscal year 2025 and the corresponding bonus payout percentage reflects an additional $100,000 payment based upon the Compensation Committee’s review of his individual performance against full year 2025 objectives.
(2)Mr. Ahmad has served as our Executive Vice President and Chief Operating and Customer Officer since April 14, 2025. In accordance with his offer letter, his 2025 AIP incentive award was prorated based on his hire date. The actual bonus payment is based on the payout percentage approved by our Board of Directors.
(3)Mr. Khan has served as our Executive Vice President and Chief Business Officer since March 4, 2025. In accordance with his offer letter, his 2025
AIP incentive award was prorated based on his hire date. The actual bonus payment is based on the payout percentage approved by our Board of
Directors.
(4)Mr. Young served as our Executive Vice President and Chief Operating Officer until his retirement on June 6, 2025. In accordance with the terms of the Young Transition Agreement dated March 6, 2025, his 2025 AIP award is based on the number of days completed from the beginning of the fiscal year through the date of his retirement. The actual bonus payment is based on the payout percentage approved by our Board of Directors.

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Non-GAAP Measures – Adjusted EPS
Adjusted EPS
We define Adjusted EPS as diluted income (loss) from continuing operations per share adjusted for the per share amounts related to (i) share-based compensation expense; (ii) merger, restructuring, integration, and other items; (iii)
impairment charges; (iv) unrealized (gains) or losses on interest rate swaps; (v) other non-cash or non-routine adjustments not necessary to operate our business; and (vi) the impact the foregoing items have on taxes.
The diluted weighted average shares outstanding used in Adjusted EPS is equal to diluted weighted average shares outstanding of Common Stock calculated in accordance with GAAP.

Long-Term Equity Compensation
The Company’s long-term incentive compensation program is designed to provide a significant portion of our executive's compensation opportunity in equity-based instruments. We believe that long-term equity compensation is important to ensure that the interests of our executives are aligned with those of our stockholders, thus promoting value-creation for our stockholders. The annual equity award grant process occurs in conjunction with the Compensation Committee's annual assessment of each executive's individual performance and potential, and it takes into account the competitive compensation landscape. In addition to annual grants, the Company may make equity grants in certain other circumstances, such as for new hires or promotions, or to recognize an individual’s extraordinary contributions to the
Company.
Our Board of Directors adopted, and our stockholders approved, our 2018 Omnibus Incentive Plan (as amended, the
“Omnibus Incentive Plan”), pursuant to which we are permitted to grant awards of non-qualified stock options, incentive
(qualified) stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), and other stock-based awards as permitted under the Omnibus Incentive Plan. The Omnibus Incentive Plan is designed to align the interests of our management team with those of our stockholders.

2025 Long-Term Incentive Plan Equity Awards
For fiscal year 2025, awards of equity under the 2025 LTIP were delivered to our NEOs in the form of non-qualified stock options. In determining to grant stock options, the Compensation Committee gave significant consideration to the fact that stock options do not provide any value to the executive unless the Company’s stock price increases following the grant date of the stock options. Therefore, the Compensation Committee considered that stock options would create a strong incentive for executives to drive increased long-term sustainable stockholder value, more strongly aligning interests of executives with those of our stockholders than in the case of RSUs.
The following table describes the general terms and conditions applicable to stock options under our 2025 LTIP:

Grant Type	Vesting	Other Terms & Conditions
Stock Options	Generally, one-third per year, subject to continued employment through each applicable vesting date.	Granted with an exercise price equal to the closing price of the Company’s Common Stock on the date of grant and expire on the 10th anniversary of the date of grant unless forfeited earlier.

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
Target 2025 long-term incentive opportunities for Messrs. DeVries, Likosar, Khan, Smail, and Young were approved in early 2025. Target 2025 long-term incentive opportunities and the number of stock options awarded to our NEOs are set forth in the table below:

Name	Aggregate Value of 2025 LTI Award (1)	Stock Options Awarded (#)
James D. DeVries	$9,939,019	3,681,118
Jeffrey A. Likosar	$2,667,983	988,142
David W. Smail	$1,333,992	494,071
Fawad Ahmad(2)	$1,033,706	374,531
Omar Khan(2)	$1,011,855	395,256
Donald M. Young (3)	$1,067,191	395,256
(1)Amounts in this column show the grant date fair value of the Stock Option awards granted to the NEOs. These amounts reflect the fair value of the entire amount of the award calculated in accordance with FASB ASC Topic 718. For grants of stock options, amounts are computed by multiplying the fair value of the award (as determined under a binomial lattice model using the Company’s closing stock price, volatility and other market data such as the risk-free rate as of the valuation date, as further described in the Company’s 2025 annual report on Form 10-K (the “Lattice Model”))
by the total number of options granted.
(2)The 2025 target long-term incentive opportunity for Messrs. Ahmad and Khan do not reflect their sign-on equity awards as described below.
(3)Mr. Young retired on June 6, 2025, and his long-term incentive award was forfeited in connection with his retirement.
In 2025, we also granted a one-time sign-on equity award to each of Messrs. Ahmad and Khan in connection with their hirings. The sign-on equity award for Mr. Ahmad was an award of 312,109 RSUs, which were granted on May 1, 2025, with a grant date value of $2,500,000, and which will vest in three equal installments on the first three anniversaries of the grant date. The sign-on equity award for Mr. Khan was an award of 1,000,000 stock options, which were granted on
March 4, 2025 with a grant date value of $2,560,000.

Employment Arrangements
Each of our NEOs is party to an employment agreement, offer letter, or other employment arrangement, which specifies the terms of the executive’s employment, including certain compensation levels, and is intended to assure us of the executive’s continued employment and to provide stability in our senior management team. The terms of these employment arrangements are described under the heading “Employment Arrangements” which follows the Summary
Compensation Table and under the heading “Potential Payments upon Termination or Change in Control” below.

Supplemental Savings and Retirement Plan
All of our NEOs are eligible to participate in the ADT Supplemental Savings and Retirement Plan (the “SSRP”), a deferred compensation plan that permits the elective deferral of base salary and annual performance-based bonus for executives in certain career bands. The SSRP provides eligible employees the opportunity to:
•contribute retirement savings in addition to amounts permitted under the ADT Retirement Savings and Investment
Plan (the “RSIP”);
•defer compensation on a tax-deferred basis and receive tax-deferred market-based growth; and
•receive any Company contributions that were reduced under the RSIP due to Internal Revenue Service (“IRS”)
compensation limits.

Executive Benefits and Limited Perquisites
The Company’s executive officers, including the NEOs, are eligible to participate in the benefit plans that are available to substantially all of the Company’s employees, including defined contribution savings plans (e.g., the RSIP), medical, dental and life insurance plans and long-term disability plans, as well as discounts on the services we provide. Additionally, the

38	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
Company provides relocation benefits when the Company requires a relocation. None of the NEOs participate in a defined benefit pension plan.
We provide limited perquisites to our NEOs, including an annual executive physical for all of our NEOs. Mr. DeVries is also entitled to reimbursement for certain housing and work-related travel expenses that do not otherwise qualify as reimbursable expenses, up to an annual maximum of $100,000, plus any taxes incurred on such reimbursement.

Severance Benefits
Certain of our current executive officers, including Messrs. Ahmad and Khan, may be eligible for certain benefits under either The ADT Inc. Severance Plan for U.S. Officers and Executives (the “Severance Plan”) or The ADT Corporation
Change in Control Severance Plan (the “CIC Severance Plan”), depending upon the circumstances leading to their termination of service or employment with the Company. In the case of the CIC Severance Plan, a “double trigger” is required (i.e., a change in control, plus a qualifying termination of employment) before benefits become available to the executives covered by that plan. We believe that the benefits available to executives under these plans are equitable in comparison to the broader market. Details with respect to the key provisions of the severance plans currently in effect and the payments and benefits that would be payable under the plans are set forth in the section titled “Potential
Payments Upon Termination or Change in Control” below.
Severance for our other current NEOs who do not participate in the Severance Plan or CIC Severance Plan would be pursuant to the terms of their respective employment arrangements. Details with respect to the payments and benefits that would be payable under the employment arrangements are set forth in the section titled “Potential Payments upon
Termination or Change in Control” below.

Other Compensation Policies and Practices
Insider Trading Policy and Equity Transaction Pre-Approval
The Company maintains an insider trading policy, applicable to all employees, directors, and the Company itself governing the purchase, sale, and/or disposition of the Company's securities that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable NYSE listing standards. A copy of the insider trading policy is filed as Exhibit 19 to our 2025 Form 10-K and can be found on our investor relations website at https://
investor.adt.com/governance. The insider trading policy prohibits the Company’s personnel from: (i) buying, selling, donating, or engaging in transactions in the Company’s securities at any time while aware of material non-public information about the Company; (ii) buying or selling securities of other companies at any time while aware of material non-public information about those companies that they become aware of as a result of business dealings between the
Company and those companies; (iii) recommending to another person that they buy, hold, or sell Company securities; or
(iv) disclosing material non-public information to any unauthorized persons outside the Company. Each of the Company’s directors and officers who are subject to the requirements of Section 16 of the Exchange Act (the “Section 16 Officers”),
as well as any member of management who reports directly to the CEO, is required to receive the approval of the
Company’s Chief Legal Officer prior to entering into any transaction in Company securities. This approval applies to each of our NEOs. Generally, trading by our directors, the Section 16 Officers, and a limited group of other Company employees is permitted only during announced “open window” trading periods that follow the public release of the
Company’s quarterly earnings. Those who are subject to these trading restrictions, including the NEOs, may enter into a trading plan under Rule 10b5-1 of the Exchange Act. These trading plans may be entered into only during an open window and must be approved by the Company’s Chief Legal Officer or any designee thereof. These trading plans include a minimum “cooling off” period before the plan becomes effective, and the trading plans may not be amended during their term without the consent of the Company. Directors and employees, including the NEOs, bear full responsibility for any violation of the Company’s insider trading policy.
Anti-Hedging and Short Sale Policy
The insider trading policy maintained by the Company contains a provision which specifically prohibits all Company personnel from engaging in hedging transactions, including buying and selling puts, calls, options or other derivatives in respect of the Company’s securities. The insider trading policy prohibits all Company personnel from selling Company securities short.

2026 PROXY STATEMENT	39

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
Anti-Pledging/Purchases of Company Securities on Margin
The insider trading policy maintained by the Company contains a provision which specifically prohibits all Company personnel from pledging Company securities or purchasing Company securities on margin.
Equity Grant Practices
The Company’s practice is to grant annual equity awards to eligible employees on or after the first trading day after financial and other information about the Company has been widely released through a press release, newswire or periodic report filed with the SEC. This timing is designed to ensure that annual equity grants are made at a time when the market has the greatest amount of information concerning the Company’s performance, including its financial condition and results of operations, as is reasonably possible. All other equity grants during the year, which are generally comprised of new hire awards or other one-time grants, are made in conjunction with the Company’s Policy and
Procedures for Granting Equity-Based Awards.
Pay Recoupment (Clawback) Policy
To encourage sound financial reporting and increase individual accountability, the Company’s pay recoupment policy provides that, in addition to any other remedies available to it and subject to applicable law, the Company may recover any incentive compensation (whether in the form of cash or equity) paid by the Company to any current or former executive officer that resulted from any restatement of the reported financial results of the Company or one of its segments, if any, due to material non-compliance with financial reporting requirements (unless due to a change in accounting policy or applicable law) caused or contributed to by such individual’s fraud, willful misconduct or gross negligence. Our Compensation Committee has the sole discretion to make any and all determinations under this policy and will periodically review this policy to determine whether any changes are warranted.
The Company has also adopted the Incentive Compensation Clawback Policy in order to comply with the compensation recoupment requirements of the Dodd-Frank Act and the NYSE listing requirements (the “clawback rules”). As required by the clawback rules, the Incentive Compensation Clawback policy provides for the recovery, following an accounting restatement, of certain incentive compensation that was erroneously “received” (as defined in the clawback rules) by our executive officers in light of the restatement.

Stock Ownership Guidelines
The Company’s stock ownership guidelines help further align the long-term interests of our independent directors and our management with the long-term interests of our stockholders. For purposes of determining an executive’s compliance with the guidelines, shares that count toward compliance are actual shares owned and unvested time-based
RSUs. No stock options or unearned performance shares count toward guideline achievement. Under these guidelines, certain individuals are required to own equity with a value equal to a multiple of their annual base salary or, in the case of our independent directors, their annual cash retainer, before they can sell any of their shares of Common Stock as follows:

Position	Multiple of Annual Base Salary or Annual Cash Retainer
CEO	6x
CFO	3x
Executive Officers and CEO Management Direct Reports	2x
CEO Designees	2x
Independent Directors	5x

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

Tax and Accounting Considerations
Section 162(m) of the Code
For income tax purposes, public companies may not deduct any portion of compensation that is in excess of $1 million paid in a taxable year to certain “covered employees,” including our NEOs, under Section 162(m) of the Internal Revenue
Code of 1986, as amended (the “Code”). Once an individual becomes a “covered employee” under Section 162(m) of the
Code, all current and future compensation to these individuals will remain subject to the limitation under Section 162(m)
of the Code.
These tax effects were only one factor considered by our Compensation Committee when entering into compensation arrangements. Our Compensation Committee believes that it should not be constrained by the requirements of Section
162(m) of the Code if those requirements would impair flexibility in compensating our NEOs in a manner that can best promote our corporate objectives. We intend to continue to compensate our executive officers in a manner consistent with the best interests of our stockholders and reserve the right to award compensation that may not be deductible under Section 162(m) of the Code where the Company believes it is appropriate to do so.
Section 280G of the Code
Section 280G of the Code disallows a tax deduction with respect to certain payments to executives of companies that undergo a change in control, and Section 4999 of the Code imposes a 20% penalty on the individual receiving “excess parachute payments.” Generally, parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and accelerated vesting of awards under long-term incentive plans, including stock options and other equity-
based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under
Section 280G based on the executive’s prior compensation.
We do not provide excise tax gross-ups to our NEOs, including with respect to any taxes imposed by Section 4999 of the
Code. Instead, the employment agreements with Messrs. DeVries and Likosar each provide, and for Mr. Young provided, for a best-net cutback, whereby if the adverse tax consequences described above were triggered, the executive would receive all relevant payments in full, but subject to the excise tax, or the payments would be reduced to the greatest amount that would not trigger such tax consequences, whichever results in the greater after-tax amount.

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item
402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Members of the Compensation Committee:
Daniel Houston, Chairman
Tracey R. Griffin
Paul J. Smith
The Report of the Compensation Committee is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table
The information set forth in the following table reflects compensation paid to or earned by the NEOs for fiscal years 2025,
2024 and 2023. The table reflects total compensation earned beginning in the later of fiscal year 2023 or the year an individual first became a NEO.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2)(3) ($)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5) ($)	All Other Compensation (6) ($)	Total ($)
James D. DeVries Chairman, President and Chief Executive Officer	2025	1,164,154	—	1,129,613	9,939,019	2,357,412	291,223	14,881,421
	2024	1,153,555	—	3,435,926	9,652,303	1,658,919	243,935	16,144,638
	2023	1,114,546	—	5,977,119	—	1,501,589	243,553	8,836,807
Jeffrey A. Likosar President, Corporate Development and Transformation, and Chief Financial Officer	2025	776,516	100,000	3,731,957	2,667,983	1,057,929	97,167	8,431,552
	2024	750,257	—	946,089	1,835,712	719,293	81,680	4,333,031
	2023	724,886	—	1,149,994	—	851,076	86,047	2,812,003
David W. Smail Executive Vice President and Chief Legal Officer	2025	606,061	—	—	1,333,992	825,701	70,788	2,836,542
	2024	585,566	—	—	1,184,331	561,399	48,470	2,379,766
	2023	565,765	—	749,998	—	355,710	56,818	1,728,291
Fawad Ahmad Executive Vice President and Chief Operating and Customer Officer	2025	403,846	500,000	2,499,993	1,033,706	581,425	179,234	5,198,204
Omar Khan Executive Vice President and Chief Business Officer	2025	470,769	350,000	—	3,571,855	672,411	594	5,065,629
Donald M. Young Former Executive Vice President and Chief Operating Officer	2025	295,696		1,226,749	1,067,191	364,044	33,547	2,987,227
	2024	600,206		3,773,873	1,184,331	575,434	56,787	6,190,631
	2023	579,909		749,998		520,861	67,961	1,918,729
(1)The amounts for Messrs. Ahmad and Khan in 2025 represent the value of their cash sign-on bonus, which are described in further detail in
“Compensation Discussion & Analysis - Employment Arrangements.” The amount for Mr. Likosar represents an individual increase to his bonus payment under the 2025 AIP based upon the Compensation Committee’s review of his individual performance against full year 2025 objectives.
(2)The values in the “Stock Awards” column for fiscal year 2023 reflect the grant date fair value of RSU awards made to Messrs. DeVries, Likosar,
Smail and Young in connection with the 2023 LTIP. As noted in the section “Distributed Shares and Top-Up Options”, certain actions were taken in
2025 with respect to outstanding equity awards related to the IPO to remove or modify a performance condition that was for the benefit of our sole equity owner prior to the IPO. This resulted in a non-cash accounting charge that is required to be reported here in accordance with SEC rules as though it were an additional grant to the executive. The amount reported was computed in accordance with the Financial Accounting Standards
Board Accounting Standards Codification Topic 718, “Stock Compensation,” (“FASB ASC Topic 718”).
(3)The value in the "Stock Awards" column for fiscal year 2025 for Mr. Ahmad represents the grant date fair value of a sign-on RSU award, as described in further detail in “Compensation Discussion & Analysis - 2025 Long-Term Incentive Plan Equity Awards.”
(4)The values in the “Option Awards” column for fiscal years 2025 and 2024 represent the following:
2025: The fair value associated with the grant of non-qualified stock options for Messrs. DeVries, Likosar, Ahmad, Khan, Smail and Young made in connection with the 2025 LTIP and, for Mr. Khan, the fair value associated with the grant of a sign-on non-qualified stock option award, as described in “Compensation Discussion & Analysis - 2025 Long-Term Incentive Plan Equity Awards.”
2024: The fair value associated with the grant of non-qualified stock options for Messrs. DeVries, Likosar, Smail and Young made in connection with the 2024 LTIP.
(5)The amounts reported in this column were earned under our annual cash incentive bonus program for the applicable year, which is described above. See “Executive Compensation—Annual Incentive Compensation.”
(6)Details with respect to the amounts in this column are set forth in the “All Other Compensation” table below.

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Summary Compensation Table—All Other Compensation
The components of the “All Other Compensation” column in the Summary Compensation Table for each NEO are shown in the following table.

Name	Fiscal Year	Retirement Plan Contributions(1) ($)	Miscellaneous(2) ($)	Total All Other Compensation ($)
James D. DeVries	2025	176,078	115,145	291,223
Jeffrey A. Likosar	2025	95,243	1,924	97,167
David W. Smail	2025	69,117	1,671	70,788
Fawad Ahmad	2025	3,154	176,080	179,234
Omar Khan	2025	—	594	594
Donald M. Young	2025	32,648	899	33,547
(1)Amounts represent matching contributions made by the Company on behalf of each NEO to its tax-qualified 401(k) RSIP and to its non-qualified
SSRP, as applicable. SSRP employer contributions are reported in the year earned rather than the successive year when the contribution amount is finalized.
(2)Miscellaneous compensation in fiscal year 2025 includes: (i) for Mr. DeVries, $34,200 related to certain reimbursed housing expenses, $34,466 in certain work-related travel expenses that did not qualify as reimbursable business expenses, and an additional payment in 2025 equal to $44,550 as a reimbursement of the taxes on the aforementioned expenses; (ii) the value of Company-paid contributions for life insurance benefits for all
NEOs; and (iii) for Mr. Ahmad, relocation benefits valued at $175,604.

Distributed Shares and Top-Up Options
Prior to our 2018 initial public offering (the “IPO”), Messrs. DeVries, Likosar, and Young held profits interests (the “Profits
Interests”) in Prime Security Services TopCo Parent, L.P. (“TopCo Parent”) with vesting terms contingent on Apollo, our sole owner at the time, achieving certain investment return objectives (the “Legacy Performance Goals”). Upon our IPO,
Apollo redeemed each Profits Interest for one restricted share of Common Stock (a “Distributed Share”) and one stock option (a “Top-up Option”, together with the Distributed Shares, the “Legacy Awards”) with an exercise price of $13.30 per share. Vesting of the Legacy Awards remained subject to the Legacy Performance Goals, as well as a service-vesting condition, which has since been satisfied. Additional information on the Legacy Performance Goals can be found in our
Registration Statement on Form S-1, as amended, filed with the SEC on January 17, 2018. As previously described in our
2025 Proxy Statement and Notice of Annual Meeting filed with the SEC on April 7, 2025, the Compensation Committee, after taking various factors into consideration, determined that the Legacy Performance Goals should be deemed satisfied for then-active employees such that 50% of the Legacy Awards vested in 2024 and the remaining 50% vested on
March 31, 2025.
While no value was actually paid, or additional grants made, to the NEOs, SEC rules require that the accounting modification expense associated with these determinations be included in the Summary Compensation Table and be reflected as an additional grant of equity awards. The accounting modification expense resulting from the portion of the
Legacy Awards that vested in 2025 is reflected in this year’s Summary Compensation Table.

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

Grants of Plan-Based Awards in Fiscal 2025 Table
The following table shows grants of plan-based awards granted to our NEOs during fiscal year 2025. All numbers have been rounded to the nearest whole dollar or share.

Name	Grant Type		Approval Date	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise of Base Price of Option Awards ($/Sh) (1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
					(a)	(b)	(c)	(d)	(e)	(f)	(g)
James D. DeVries	2025 AIP	(3)			873,116	1,746,231	3,492,462	—	—	—	—
	LTIP-Stock Options	(4)	3/4/2025	3/4/2025	—	—	—	—	3,681,118	7.59	9,939,019
	Acct Mod. Cost	(5)			—	—	—	—	—	—	1,129,613
Jeffrey A. Likosar	2025 AIP	(3)			391,826	783,651	1,567,302	—	—	—	—
	LTIP-Stock Options	(4)	3/4/2025	3/4/2025	—	—	—	—	988,142	7.59	2,667,983
	Acct Mod. Cost	(5)			—	—	—	—	—	—	3,731,957
David W. Smail	2025 AIP	(3)			305,815	611,630	1,223,260	—	—	—	—
	LTIP-Stock Options	(4)	3/4/2025	3/4/2025	—	—	—	—	494,071	7.59	1,333,992
Fawad Ahmad	2025 AIP	(3)			215,343	430,685	861,370	—	—	—	—
	LTIP-Stock Options	(4)	5/1/2025	5/1/2025	—	—	—	—	374,531	8.01	1,033,706
	Sign-on RSU	(6)	5/1/2025	5/1/2025				312,109			2,499,993
Omar Khan	2025 AIP	(3)			249,041	498,082	996,164	—	—	—	—
	LTIP-Stock Options	(4)	3/4/2025	3/4/2025	—	—	—	—	395,256	7.59	1,011,855
	Sign-on Options	(6)	3/4/2025	3/4/2025				—	1,000,000	7.59	2,560,000
Donald M. Young	2025 AIP	(3)			134,831	269,662	539,324	—	—	—
	LTIP-Stock Options	(4)	3/4/2025	3/4/2025	—	—	—	—	395,256	7.59	1,067,191
	Acct Mod. Cost	(5)									1,226,749
(1)The exercise price for the stock options reported in this column was $7.59 per share for awards issued on 3/4/2025 and $8.01 per share for the option award provided to Mr. Ahmad on 5/1/2025.
(2)Amounts in this column show the grant date fair value of the Stock Option awards granted to the NEOs. These amounts reflect the fair value of the entire amount of the award calculated in accordance with FASB ASC Topic 718. For grants of stock options, amounts are computed by multiplying the fair value of the award (as determined under the Lattice Model) by the total number of options granted.
(3)Under our 2025 AIP, each NEO is eligible to receive an annual cash incentive bonus for the fiscal year, the amount of which varies depending on the degree of attainment of certain performance goals, and evaluation of individual performance, as described in “Compensation Discussion and
Analysis—Elements of Executive Compensation—Annual Incentive Compensation.” Amounts reported in columns (a) through (c) represent the potential amount of the bonus if performance goals were attained at threshold, target, or maximum levels.
(4)Amounts represent grants of non-qualified stock options with respect to our long-term incentive program and are described more fully in the
Outstanding Equity Awards at Fiscal 2025 Year-End Table.
(5)Amounts in the “Grant Date Fair Value of Stock and Option Awards” column reflect the incremental fair value associated with the modification of
Messrs. DeVries, Likosar, and Young’s Legacy Awards. As noted in the section entitled "Distributed Shares and Top-Up Options,” this does not represent an additional grant or payment to the executive, but is a non-cash accounting charge that is required to be reported in this table pursuant to SEC rules. See footnote (2) to the “Stock Awards” column of the “Summary Compensation Table” above and the section “Distributed
Shares and Top-Up Options” for additional information.
(6)Amounts represent the sign-on equity awards for each of Messrs. Ahmad and Khan.

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

Employment Arrangements
James D. DeVries
Mr. DeVries is party to an amended and restated employment agreement with ADT LLC dated September 4, 2018, which was subsequently amended on November 30, 2018, pursuant to which he serves as our President and CEO. The employment agreement had an initial term from May 23, 2016, through May 23, 2021, and extends automatically for successive one-year periods, unless either party provides written notice of non-renewal to the other party at least 90 days prior to the expiration of the then-applicable term. Under his employment agreement, his annual base salary is subject to annual review and possible increase (but not decrease). In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. In February 2023, the
Compensation Committee increased Mr. DeVries’ target annual bonus to 150% of base salary. Mr. DeVries participates in our long-term incentive plan and is eligible to receive long-term incentive awards with a target value equal to 550% of his base salary. He is also eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, retirement, medical and welfare benefits.
Mr. DeVries’ employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “Potential Payments upon Termination or Change in Control—Severance Payments and Benefits under
Employment Agreements with NEOs.”
Jeffrey A. Likosar
Mr. Likosar is party to an amended and restated employment agreement with ADT LLC dated December 19, 2017, pursuant to which he currently serves as our President, Corporate Development and Transformation, and Chief Financial
Officer. The employment agreement had an initial term from October 17, 2016, through October 17, 2021, and extends automatically for successive one-year periods, unless either party provides written notice of non-renewal to the other party at least 90 days prior to the expiration of the then-applicable term. Under his employment agreement, his annual base salary is subject to annual review and possible increase (but not decrease). In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr.
Likosar’s target annual bonus for 2025 is 100% of base salary. He participates in our long-term incentive plan and is eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, retirement, medical and welfare benefits.
Mr. Likosar’s employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “Potential Payments upon Termination or Change in Control—Severance Payments and Benefits under
Employment Agreements with NEOs.”
David W. Smail
Mr. Smail is party to an offer letter with ADT LLC, dated February 1, 2019, pursuant to which he currently serves as our
Executive Vice President, Chief Legal Officer and Secretary. Under the terms outlined in his offer letter, Mr. Smail’s annual base salary is subject to annual review and may be adjusted based on his and the Company’s performance. In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. Smail’s target annual bonus for 2025 is 100% of base salary. He participates in our long-term incentive plan and is eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, retirement, medical and welfare benefits.
Mr. Smail’s offer letter provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under
“Potential Payments upon Termination or Change in Control—Severance Payments and Benefits under Employment
Agreements with NEOs.”

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
Fawad Ahmad
Mr. Ahmad is party to an offer letter with ADT LLC dated March 18, 2025, pursuant to which he serves as our Executive
Vice President, Chief Operating and Customer Officer. Under the terms outlined in his offer letter, Mr. Ahmad’s annual base salary is subject to annual review and may be adjusted based on his and the Company’s performance. In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. Ahmad’s target annual bonus for 2025 is 100% of base salary. Mr. Ahmad is eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, relocation reimbursement, retirement, medical and welfare benefits. Mr.
Ahmad received a cash sign-on bonus of $500,000 in connection with him commencing employment.
Mr. Ahmad’s employment relationship established by the offer letter is an at-will arrangement which provides that he is eligible to participate in the Severance Plan and the CIC Severance Plan, which provide for severance benefits to be paid in the event of employment termination in certain circumstances, and also includes post-termination restrictive covenant provisions, which are described below under “Potential Payments Upon Termination or Change in Control—Severance
Payments and Benefits under Employment Agreements.”
Omar Khan
Mr. Khan is party to an offer letter with ADT LLC dated March 3, 2025, pursuant to which he serves as our Executive Vice
President, Chief Business Officer. Under the terms outlined in his offer letter, Mr. Khan’s annual base salary is subject to annual review and may be adjusted based on his and the Company’s performance. In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. Khan’s target annual bonus for 2025 is 100% of base salary. Mr. Khan is eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, relocation reimbursement, retirement, medical and welfare benefits. Mr. Khan received a cash sign-on bonus of $350,000 in connection with him commencing employment.
Mr. Khan’s employment relationship established by the offer letter is an at-will arrangement which provides that he is eligible to participate in the Severance Plan and the CIC Severance Plan, which provide for severance benefits to be paid in the event of employment termination in certain circumstances, and also includes post-termination restrictive covenant provisions, which are described below under “Potential Payments Upon Termination or Change in Control—Severance
Payments and Benefits under Employment Agreements.”
Donald M. Young
Mr. Young was party to an amended and restated employment agreement with The ADT Security Corporation, dated
December 19, 2017 (as amended on May 3, 2019, the “Young Employment Agreement”), pursuant to which he served as our Executive Vice President and Chief Operating Officer until his retirement from the Company on June 6, 2025. The
Young Employment Agreement had an initial term from July 1, 2015, through July 1, 2020, and then automatically extended for successive one-year periods. Under the Young Employment Agreement, Mr. Young’s annual base salary was subject to annual review and possible increase (but not decrease). In addition, he was eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. Young’s target annual bonus for 2025 was 100% of base salary. He participated in our long-term incentive plan and was eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, retirement, medical and welfare benefits.
Mr. Young’s employment agreement provided for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “Potential Payments upon Termination or Change in Control—Severance Payments and Benefits under
Employment Agreements with NEOs.”
As disclosed in a Current Report on Form 8-K filed by the Company on March 11, 2025, Mr. Young retired from his position as Executive Vice President and Chief Operating Officer, effective as of June 6, 2025, and entered into a retirement and consulting agreement with the Company, dated as of March 6, 2025 (the “Young Transition Agreement”).
Pursuant to the Young Transition Agreement, Mr. Young was eligible to receive (i) a cash bonus payout for 2025 based on

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
the number of full months worked during 2025 (i.e., January through May) and actual performance, (ii) continued vesting of his outstanding equity-based awards as of the date of his termination of employment in accordance with their terms during the transition period and (iii) an hourly consulting fee, based on his former base salary, expressed as an hourly rate, for provided transition-related consulting services. Mr. Young also executed a release of claims in favor of the
Company and will continue to be bound by all restrictive covenants he was subject to as of the date of his termination of employment.
See “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Compensation” for
additional details regarding the annual cash incentive program for our NEOs and see “Compensation Discussion and
Analysis—Elements of Executive Compensation—Long-Term Equity Compensation” for a discussion of the material terms of the equity awards reflected in the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal
2025 Table.”

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

Outstanding Equity Awards at Fiscal 2025 Year-End Table
The following table shows equity awards outstanding as of December 31, 2025 for each of the NEOs. All numbers (other than exercise prices) have been rounded to the nearest whole dollar or share.

	Option Awards(1)							Stock Awards
Name	Option Grant Date		Number of Securities Underlying Unexercised Options: (#) Exercisable(1)	Number of Securities Underlying Unexercised Options: (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(9)	Market Value of Shares or Units of Stock That Have Not Vested ($)(10)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(10)
	(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
James D. DeVries	1/18/2018	(2)	1,551,413	—	—	13.30	1/18/2028	282,063	2,276,248	—	—
	1/18/2018	(3)	288,865	—	—	13.30	1/18/2028	—	—	—	—
	9/4/2018	(4)	1,000,000	—	—	8.49	9/4/2028	—	—	—	—
	3/14/2019	(5)	1,076,555	—	—	5.48	3/14/2029	—	—	—	—
	3/9/2020	(6)	1,202,458	—	—	5.27	3/9/2030	—	—	—	—
	3/8/2024	(7)	1,251,907	2,503,853	—	6.51	3/8/2034	—	—	—	—
	3/4/2025	(8)	—	3,681,118	—	7.59	3/4/2035	—	—	—	—
Jeffrey A. Likosar	1/18/2018	(2)	1,589,643	—	—	13.30	1/18/2028	54,274	437,991	—	—
	1/18/2018	(3)	131,302	—	—	13.30	1/18/2028	—	—	—	—
	3/14/2019	(5)	239,234	—	—	5.48	3/14/2029	—	—	—	—
	3/9/2020	(6)	1,231,762	—	—	5.27	3/9/2030	—	—	—	—
	3/8/2024	(7)	238,092	476,193	—	6.51	3/8/2034	—	—	—	—
	3/4/2025	(8)	—	988,142	—	7.59	3/4/2035	—	—	—	—
David W. Smail	3/14/2019	(5)	358,851	—	—	5.48	3/14/2029	35,398	285,662	—	—
	3/9/2020	(6)	130,562	—	—	5.27	3/9/2030	—	—	—	—
	3/8/2024	(7)	153,608	307,221	—	6.51	3/8/2034	—	—	—	—
	3/4/2025	(8)	—	494,071	—	7.59	3/4/2035	—	—	—	—
Fawad Ahmad	5/01/2025	(8)	—	374,531	—	8.01	5/01/2035	316,127	2,551,145	—	—
Omar Khan	3/04/2025	(8)	—	1,395,256	—	7.59	3/04/2035	—	—	—	—
Donald M. Young	1/18/2018	(2)	1,424,639	—	—	13.30	1/18/2028	35,398	285,662	—	—
	1/18/2018	(3)	78,781	—	—	13.30	6/6/2026	—	—	—	—
	3/14/2019	(5)	143,540	—	—	5.48	6/06/2026	—	—	—	—
	3/09/2020	(6)	1,261,070	—	—	5.27	3/9/2030	—	—	—	—
	3/08/2024	(7)	153,608	307,221	—	6.51	3/8/2034	—	—	—	—
(1)Represents stock options granted under the Omnibus Incentive Plan. Stock options granted to the NEOs expire on the 10th anniversary of the grant date.
(2)Represents the Top-Up Options granted under the Omnibus Incentive Plan in connection with the redemption of each NEO's Class B Units, which are fully vested.
(3)Represents stock options granted in connection with our IPO, which are fully vested.
(4)Represents stock options granted in connection with Mr. DeVries’ promotion to the role of CEO which became fully vested on December 1, 2021.
(5)Represents stock options granted as part of the 2019 LTIP, with the exception of Mr. Smail whose amount represents a portion of his initial award upon joining the Company which were subject to a three-year cliff vesting schedule and became fully vested on the third anniversary of the grant date. Stock options vest as to approximately one-third of the shares subject to the stock option on each of the first three anniversaries of the grant date.

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EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
(6)Represents stock options granted in 2020 that vested as to approximately one-third of the shares subject to the stock option on each of the first three anniversaries of the grant date.
(7)Represents stock options granted in 2024 that vest as to approximately one-third of the shares subject to the stock option on each of the first three anniversaries of the grant date.
(8)Represents stock options granted in 2025 that vest as to approximately one-third of the shares subject to the stock option on each of the first three anniversaries of the grant date.
(9)Represents unvested RSUs granted under the Omnibus Incentive Plan and also includes dividend equivalent units granted with respect to such
RSUs in connection with dividends paid on the Company’s Common Stock following the grant date. The table below shows on a grant-by-grant basis the vesting schedules related to the unvested RSU awards:

Name	Grant Date	Vesting Schedule
James D. DeVries	3/1/2023	282,063 unvested RSUs (including dividend equivalent units) became fully vested on March 1, 2026.
Jeffrey A. Likosar	3/1/2023	54,274 unvested RSUs (including dividend equivalent units) became fully vested on March 1, 2026.
David W. Smail	3/1/2023	35,398 unvested RSUs (including dividend equivalent units) became fully vested on March 1, 2026.
Fawad Ahmad	5/1/2025	316,127 unvested RSUs (including dividend equivalent units) vest in three installments of one-third on May 1, 2026, 2027 and 2028.
Donald M. Young	3/1/2023	35,398 unvested RSUs (including dividend equivalent units) became fully vested on March 1, 2026.
(10)The values in these columns are based on the $8.07 closing price of our Common Stock on December 31, 2025, the last trading day prior to the end of our last completed fiscal year.

Stock Vested in Fiscal 2025 Table
The following table sets forth information regarding RSUs and restricted stock that vested during fiscal year 2025. All numbers have been rounded to the nearest whole dollar or share, where applicable.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
James D. DeVries	—	—	1,098,647	8,969,940
Jeffrey A. Likosar	—	—	678,870	5,531,276
David W. Smail	—	—	68,794	563,423
Donald M. Young	—	—	683,431	5,566,568
(1)The values realized are based on the closing price of our Common Stock on the applicable vesting or exercise dates.

2026 PROXY STATEMENT	49

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

Non-Qualified Deferred Compensation for Fiscal 2025
The following table sets forth information related to the non-qualified deferred compensation accounts of our NEOs as of
December 31, 2025.

	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
	(a)	(b)	(c)	(d)	(e)
James D. DeVries	216,465	164,078	327,260	—	2,781,202
Jeffrey A. Likosar	101,973	82,243	441,381	—	2,299,076
David W. Smail	76,955	57,117	99,572	—	749,183
Fawad Ahmad	—	—	—	—	—
Omar Khan	—	—	—	—	—
Donald M. Young	114,011	27,401	331,711	—	6,105,313
(1)The amounts shown in columns (a) and (b) reflect employee and Company contributions, respectively, under the SSRP, the Company’s non-
qualified retirement savings plan during fiscal 2025. All of the amounts in columns (a) and (b) are included in the Summary Compensation Table under the column heading “Salary” and “All Other Compensation,” respectively.
(2)The amounts shown in this column include earnings (or losses) on each respective NEO's notional account in the SSRP.
The SSRP is a non-qualified deferred compensation plan that operates in conjunction with our RSIP. A participant must designate the portion of the credits to his account that will be allocated among the various measurement funds.
Participant notional account balances are credited daily with the rate of return earned by the applicable measurement fund. The measurement funds for the SSRP are consistent with those funds available under the Company’s RSIP.
For fiscal 2025, (i) Mr. DeVries elected to make contributions equal to 5% of his base salary and 5% of his performance bonus, (ii) Mr. Likosar elected to make contributions equal to 5% of his base salary and 5% of his performance bonus, (iii)
Mr. Smail elected to make contributions equal to 5% of his base salary and 5% of his performance bonus, and (iv) Mr.
Young elected to make contributions equal to 11% of his base salary and 11% of his performance bonus.
The Company made matching contributions equal to 50% of the first 5% of eligible pay contributed by each eligible executive. An additional Company contribution was made in 2025 based on Plan eligibility requirements. Under the terms of the SSRP, eligible executives may elect to defer up to 50% of their base salary and up to 80% of their performance bonus.
A participant is always fully vested in the participant’s own contributions and vests in the Company contributions after completing three years of service from the date of hire, subject to full vesting upon death, disability, retirement (e.g., (i)
age 55 and (ii) a combination of age and years of service at separation totaling at least 60), or a change in control.
Distributions are made in either a lump sum or in annual installments (up to 15 years) in accordance with a participant’s election. In the event a separation from service is due to a participant’s death or disability a distribution is made in a lump sum within 90 days of such event.

50	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

Potential Payments upon Termination or Change in Control
The following describes the potential severance payments and benefits our NEOs would be entitled to receive if their employment with the Company is terminated under various circumstances.
Severance Payments and Benefits under Employment Arrangements with NEOs
Employment Agreements and Offer Letters. Messrs. DeVries, Likosar and Smail are, and Mr. Young was, entitled to certain severance payments and benefits following termination of employment under such NEO’s employment agreement or offer letter. All severance payments and benefits are conditioned upon the execution by such NEO of a general release of claims in favor of the Company and such NEO’s continued compliance with the restrictive covenants contained in such
NEO’s employment agreement or offer letter. All of the employment agreements or offer letters prohibit such NEO from disclosing confidential information of the Company at any time. In addition, Messrs. DeVries, Likosar and Smail are, and
Mr. Young was, not allowed to make disparaging statements about the Company, its products or practices, or any of its directors, officers, agents, representatives, stockholders, or the Company’s affiliates at any time. Messrs. DeVries, Likosar and Smail are, and Mr. Young was, required during employment and for the twenty-four (24)-month period thereafter not to compete with the Company and are required during such same period not to solicit the employees, customers, subscribers, or suppliers of the Company. References to the “Company” in this paragraph and in this section mean TopCo
Parent and any direct or indirect subsidiaries thereof and any successors thereto.
If any of Messrs. DeVries, Likosar or Smail have their respective employment terminated by the Company without Cause
(as defined below), by the Company in the event the Company elects not to renew the term of his employment, or by such NEO for Good Reason (as defined below), such NEO will be entitled to (i) continued payment of his annual base salary beginning on the date of such termination (the “Qualifying Termination Date”) and ending on the earlier of (x) the twenty-four (24)-month anniversary of the Qualifying Termination Date and (y) the first date that such NEO violates any restrictive covenants in his employment agreement (the “Severance Period”), (ii) continued coverage during the
Severance Period for such NEO and any eligible dependents under the health and welfare plans in which such NEO and any such dependents participated immediately prior to the Qualifying Termination Date, subject to any active-employee cost-sharing or similar provision in effect for the executive as of immediately prior to the Qualifying Termination Date, and (iii) a prorated portion of the annual bonus payable with respect to the year of such termination, based solely on the actual level of achievement of the applicable performance goals for such year, and payable if and when annual bonuses are paid to other senior executives of the Company with respect to such year.
Severance Plan. Each of Messrs. Ahmad and Khan would receive benefits under the Severance Plan upon an involuntary termination of employment other than for Cause, permanent disability, or death. Upon such termination, Messrs. Ahmad and Khan would be entitled to the following: (i) salary continuation payments equal to twelve (12) months of base salary and target annual bonus; (ii) continued participation in the Company’s medical, dental and health care reimbursement plans for twelve (12) months following termination of employment (or until Messrs. Ahmad or Khan commence employment with another company and becomes eligible for coverage under the new employer’s plans), subject to his payment of the employee portion of such coverage; (iii) to the extent he remains enrolled, coverage under the medical, dental and health care reimbursement plans after the twelve (12)-month period following termination of employment, a lump-sum cash payment equal to the projected value of the employer portion of the premiums for such coverage for an additional period of six (6) months; (iv) at the Company’s discretion and subject to the terms of the Company’s annual bonus plan, a pro rata bonus for the year of termination based on the actual performance of the Company and paid when bonuses are paid to other participants in the plan; and (v) at the Company’s discretion, outplacement services for a period not to exceed twelve (12) months. Messrs. Ahmad and Khan must execute a general release of claims in favor of the Company in order to receive these benefits. Pursuant to their respective offer letters, Messrs. Ahmad and Khan are required during employment and for the twenty-four (24)-month period thereafter not to compete with the Company and is required during employment and for the twenty-four (24)-month period thereafter not to solicit the employees, customers, vendors, agents or representatives of the Company. The Severance Plan also imposes on Messrs. Ahmad and
Khan post-termination covenants regarding non-disclosure of confidential information and non-disparagement.
CIC Severance Plan. In connection with a change in control, each of Messrs. Ahmad and Khan would receive benefits under the CIC Severance Plan only if he had a qualifying termination of employment (an involuntary termination of employment other than for Cause, permanent disability or death, or a Good Reason Resignation, within the period

2026 PROXY STATEMENT	51

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
beginning sixty (60) days prior to, and ending twenty-four (24) months following, a change in control). Upon such termination, each of Messrs. Ahmad and Khan would be entitled to the following: (i) a lump-sum payment equal to two times his base salary and two times his target annual bonus; (ii) continued coverage under the Company’s medical, dental and health care reimbursement plans for twelve (12) months following termination of employment (or until such NEO commences employment with another company and becomes eligible for coverage under the new employer’s plans), subject to his payment of the employee portion of such coverage; (iii) to the extent such NEO has not become eligible for medical, dental and health care reimbursement coverage by a new employer after the twelve (12)-month period following termination of employment, a lump-sum cash payment equal to the projected value of the employer portion of the premiums for such coverage for an additional period of twelve (12) months; (iv) a pro-rata bonus for the year of termination based on the target bonus for the year of termination; and (v) payment of the cost of outplacement services for twelve (12) months following the termination of employment. Such NEO must execute a general release of claims in favor of the Company in order to receive these benefits. The CIC Severance Plan also requires such NEO to comply with certain post-termination covenants regarding non-disclosure of confidential information and non-disparagement as a condition to his receipt of severance benefits.
No Tax Gross-Ups. The Company does not reimburse its NEOs with respect to any excise tax triggered by Section 4999 of the Code, and pursuant to the terms of the employment agreements any parachute payments (i.e., payments made in connection with a change in control as defined in Section 280G of the Code and the regulations thereunder) will be capped at three times the NEO’s “base amount” under Section 280G of the Code and the regulations thereunder if the cap results in a greater after-tax payment to the NEO than if the payments were not capped.
Applicable Definitions
For purposes of the employment arrangements with our NEOs:
For Messrs. DeVries and Likosar, a termination is for “Cause” if the executive (i) is convicted of, or pleads nolo contendere to, a crime that constitutes a felony or involves fraud or a breach of the executive’s duty of loyalty with respect to the
Company, or any of its customers or suppliers that results in material injury to the Company, (ii) repeatedly fails to perform reasonably assigned duties which failure remains uncured for ten (10) days after receiving written notice, (iii)
commits an act of fraud, misappropriation, embezzlement, or materially misuses funds or property belonging to the
Company, (iv) commits a willful violation of the Company’s written policies, or other willful misconduct that results in material injury to the Company, which violation remains uncured for ten (10) days after receiving written notice, (v)
materially breaches his employment arrangements resulting in material injury to the Company, which breach remains uncured for ten (10) days after receiving written notice, or (vi) violates the terms of his confidentiality, non-
disparagement, non-competition and non-solicitation provisions.
For Mr. Smail, a termination for “Cause” shall mean his (i) substantial failure or refusal to perform duties and responsibilities of his job as required by the Company, (ii) material violation of any fiduciary duty owed to the Company,
(iii) conviction of, or entry of a plea of nolo contendere with respect to, a felony, (iv) conviction of, or entry of a plea of nolo contendere with respect to, a misdemeanor which involves dishonesty, fraud or morally repugnant behavior, (v)
dishonesty, (vi) theft, (vii) violation of Company rules or policy, or (viii) other egregious or morally repugnant conduct that has, or could have, a serious and detrimental impact on the Company and its employees. The Company, in its sole and absolute discretion, shall determine Cause.
For Messrs. Ahmad and Khan, a termination for “Cause” shall mean his (i) substantial failure or refusal to perform duties and responsibilities of his job as required by the Company, (ii) material violation of any fiduciary duty owed to the
Company, (iii) conviction of, or entry of a plea of nolo contendere with respect to, a felony, (iv) conviction of, or entry of a plea of nolo contendere with respect to, a misdemeanor which involves dishonesty, fraud or morally repugnant behavior,
(v) dishonesty, (vi) theft, (vii) violation of Company rules or policy, or (viii) other egregious or morally repugnant conduct that has, or could have, a serious and detrimental impact on the Company and its employees. The Company, in its sole and absolute discretion, shall determine Cause.
Each of Messrs. DeVries and Likosar may terminate their employment for “Good Reason” if any of the following events occur without such NEO’s prior express written consent: (i) the executive’s annual base salary or target bonus is decreased, (ii) the Company fails to pay any material compensation due and payable to the executive in connection with his employment or employment agreement, (iii) the executive’s duties, responsibilities, authority, positions, or titles are

52	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
materially diminished, (iv) the Company requires the executive to be relocated more than thirty (30) miles from Boca
Raton, Florida area, or (v) the Company breaches its obligations under such NEO’s employment agreement.
Mr. Smail may terminate his employment for “Good Reason” in the event that any of the following actions are taken by the Company or any of its subsidiaries without his consent: (i) a decrease in his annual base salary; (ii) a decrease in his target bonus; (iii) any failure by the Company to pay any material compensation due and payable to him in connection with his employment; (iv) any material diminution of his duties, responsibilities, authority, positions, or titles; (v) the
Company’s requiring him to be based at any location more than thirty (30) miles from the Boca Raton, Florida area; or (vi)
any material breach by the Company of any term or provision of his employment.
Such NEO must provide written notice to the Company describing the events that constitute Good Reason within forty-
five (45) days following the first occurrence of such events and the Company has a thirty (30)-day cure period following receipt of such notice before such NEO may terminate his employment for Good Reason.
For Messrs. Ahmad and Khan, a “Good Reason Resignation” under the CIC Severance Plan means any retirement or termination of employment by him that is not initiated by the Company and that is caused by any one or more of the following events which occurs during the period beginning sixty (60) days prior to the date of a change in control and ending twenty-four (24) months after the date of such change in control: (i) without his written consent, assignment to him of any duties inconsistent in any material respect with his authority, duties or responsibilities as in effect immediately prior to the change in control which represent a diminution of such duties, or any other action by the Company which results in a material diminution in such authority, duties or responsibilities; (ii) without his written consent, a material change in the geographic location at which he must perform services to a location which is more than fifty (50) miles from his principal place of business immediately preceding the change in control; provided, that such change in location extends the commute of such NEO; (iii) without his written consent, a material reduction to his base compensation and benefits, taken as a whole, as in effect immediately prior to the change in control; or (iv) the Company’s failure to obtain a satisfactory agreement from any successor to assume and agree to perform the Company’s obligations to such NEO under the CIC Severance Plan. Notwithstanding the foregoing, such NEO will be considered to have a Good Reason
Resignation only if he provides written notice to the Company specifying in reasonable detail the events or conditions upon which he is basing such Good Reason Resignation and he provides such notice within ninety (90) days after the event that gives rise to the Good Reason Resignation. Within thirty (30) days after notice has been received, the Company will have the opportunity, but will have no obligation, to cure such events or conditions that give rise to the Good Reason
Resignation. If the Company does not cure such events or conditions within the thirty (30) day period, such NEO may terminate employment with the Company based on Good Reason Resignation within thirty (30) days after the expiration of the cure period.
Equity Awards—Treatment upon Termination (Not in Connection with a Change in Control)
Other than as described below, unvested equity awards are generally forfeited in full upon a NEO’s termination of employment.
RSUs and Options. Under the terms of the 2023, 2024 and 2025 LTIP award agreements for Messrs. DeVries, Likosar,
Ahmad, Khan, and Smail, if their employment is terminated due to “retirement,” then their equity awards will continue to vest in accordance with their terms; provided, that such retirement occurs at least one year after the date of grant. As of
December 31, 2025, Messrs. DeVries, Likosar, and Smail were, and Mr. Young at the time of his retirement was, retirement eligible under the terms of the equity awards. As disclosed in a Current Report on Form 8-K filed by the
Company on March 11, 2025, Mr. Young retired from his position as Executive Vice President and Chief Operating Officer,
effective as of June 6, 2025.
If a NEO’s employment is terminated due to death or disability, then the unvested portion of the award will fully vest as of the date of such termination. If such NEO’s employment is terminated for “Cause” then the award (whether vested or unvested) then held by such NEO is immediately forfeited. In addition, pursuant to the terms of the respective option and
RSU award agreements, each NEO has agreed to be subject to post-termination non-compete and non-solicitation restrictions for the 12-month period following his termination of employment. Such restrictive covenants are in addition to (but run concurrent with) the post-termination restrictive covenants included in each such NEO’s respective employment arrangement.

2026 PROXY STATEMENT	53

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS
For purposes of the RSU and option awards granted pursuant to the 2018 through 2025 long-term incentive plans,
“retirement” includes a termination of such NEO’s employment with the Company or as a result of such NEO’s voluntary resignation on or after age 55 if the sum of such NEO’s age and full years of service with the Company is at least 60.
Equity Awards—Treatment upon a Change in Control or a Termination in Connection with a Change in Control
RSUs and Options. Under the terms of the award agreements, if a NEO experiences a termination without Cause or a resignation for Good Reason during the 24-month period following a change in control, then all unvested awards will become fully vested as of the date of such termination.
For purposes of all equity awards, a “change in control” has the meaning contained in the Omnibus Incentive Plan, which generally means: any person or entity acquires beneficial ownership of 50% or more of our outstanding Common Stock or combined voting power over our outstanding voting securities; the incumbent directors cease to constitute a majority of the Board of Directors over a 12-month period; the complete liquidation or dissolution of the Company; or the completion of certain corporate transactions including a reorganization or merger or the sale or disposition of all or substantially all of the assets of the Company, in each case subject to certain exceptions.
Following Mr. Young’s retirement in fiscal year 2025, he was no longer eligible to receive any severance payments or other benefits. The Young Transition Agreement, entered into in connection with Mr. Young’s retirement, is described in the footnotes to the table below.
The following table summarizes the severance benefits that would have been payable to each of the NEOs upon termination of employment or upon a qualifying termination (e.g., termination by the Company without Cause or a resignation by the NEO for Good Reason, as applicable) in connection with a change in control, assuming that the triggering event or events occurred on December 31, 2025, which was the last business day of 2025. See “Non-Qualified
Deferred Compensation For Fiscal 2025” on page 49, of this Proxy Statement for details regarding payment of account balances under our SSRP for the NEOs in connection with certain triggering events.

54	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

	Change in Control		Termination of Employment
Name/Form of Compensation	Without Qualified Termination ($)(1)	With Qualified Termination ($)(1)	With Cause ($)	With Qualified Termination ($)	Retirement ($)	Death or Disability ($)
James D. DeVries
Cash Severance	—	2,328,308	—	2,328,308	—	—
Prorated Bonus	—	2,357,411	—	2,357,411	—	—
Benefit Continuation (2)	—	20,519	—	20,519	—	—
Accelerated Vesting of RSUs (3)	—	2,276,252	—	—	2,276,252	2,276,252
Accelerated Vesting of Options	—	5,672,947	—	—	3,906,011	5,672,947
Total	—	12,655,437	—	4,706,238	6,182,263	7,949,199
Jeffrey A. Likosar
Cash Severance	—	1,567,302	—	1,567,302	—	—
Prorated Bonus	—	1,157,928	—	1,157,928	—	—
Benefit Continuation (2)	—	34,132	—	34,132	—	—
Accelerated Vesting of RSUs (3)	—	437,990	—	—	437,990	437,990
Accelerated Vesting of Options	—	1,217,169	—	—	742,861	1,217,169
Total	—	4,414,521	—	2,759,362	1,180,851	1,655,159
David W. Smail
Cash Severance	—	1,223,260	—	1,223,260	—	—
Prorated Bonus	—	825,700	—	825,700	—	—
Benefit Continuation (2)	—	32,539	—	32,539	—	—
Accelerated Vesting of RSUs (3)	—	285,661	—	—	285,661	285,661
Accelerated Vesting of Options	—	716,419	—	—	479,265	716,419
Total	—	3,083,579	—	2,081,499	764,926	1,002,080
Fawad Ahmad
Cash Severance	—	2,400,000	—	1,200,000	—	—
Prorated Bonus	—	581,425	—	581,425	—	—
Benefit Continuation (2)	—	13,758	—	13,758	—	—
Accelerated Vesting of RSUs (3)	—	2,551,147	—	—	—	2,551,147
Accelerated Vesting of Options		22,472	—	—	—	22,472
Total	—	5,568,802	—	1,795,183	—	2,573,619
Omar Khan
Cash Severance	—	2,400,000	—	1,200,000	—	—
Prorated Bonus	—	672,411	—	672,411	—	—
Benefit Continuation (2)	—	13,758	—	13,758	—	—
Accelerated Vesting of Options		669,723		—		669,723
Total	—	3,755,892	—	1,886,169	—	669,723
Donald M. Young (4)
Consulting Fees	—	—	—	—	—	—
Prorated Bonus	—	—	—	—	364,044	—
Benefit Continuation (2)	—	—	—	—	—	—
Accelerated Vesting of RSUs (3)	—	—	—	—	285,661	—
Accelerated Vesting of Options	—	—	—	—	479,265	—
Total	—	—	—	—	1,128,970	—
(1)Represents the amount of the benefits continuation cost for each of our NEOs.
(2)Represents accelerated vesting of unvested RSUs, including outstanding dividend equivalent units associated with the underlying RSUs.
(3)Represents accelerated vesting of unvested stock options granted as part of the 2024 & 2025 LTIP.
(4)Mr. Young’s employment with the Company ended on June 6, 2025 due to his retirement. Pursuant to the Young Transition Agreement, Mr. Young
received (i) eligibility for a cash bonus payout for 2025 based on the number of full months worked during 2025 (i.e., January through May) and actual performance ($364,044, which was paid in March 2026) and (ii) continued vesting of his outstanding equity-based awards as of the date of his retirement in accordance with their terms during the transition period. Mr. Young also executed a release of claims in favor of the Company and will continue to be bound by all restrictive covenants to which he was subject as of the date of his retirement. The values in this table with respect to Mr. Young do not reflect any value for the Legacy Awards held by Mr. Young since the awards vested on March 31, 2025 prior to, and not contingent on, Mr. Young’s retirement as a result of the actions described above in the section titled “Distributed Shares and Top-up Options.”
Mr. Young was also eligible to receive an hourly consulting fee, based on his former base salary, expressed as an hourly rate, for transition-related consulting services he provided, the aggregate amount of which is included in the table above.

2026 PROXY STATEMENT	55

PAY RATION DISCLOSURE

PAY RATIO DISCLOSURE
The following information relates to the relationship of the annual total compensation of the individual identified as our median compensated employee and the annual total compensation of Mr. DeVries, our Chairman, President and CEO.
The measurement date used for the CEO Pay Ratio was December 31, 2025, and as of such date our employee population consisted of 12,190 individuals with all of these individuals located in the United States. This population consisted of our full-time, part-time, and temporary employees. To identify the “median employee” from our employee population, we used a “consistently applied compensation measure” that included base salary, bonus, overtime, and commissions, and such compensation was annualized for any individual who was employed less than the full year (other than temporary employees). The annual total compensation for the median employee was based on the same methodology used for calculating the total compensation of the CEO as set forth in the Summary Compensation Table. For the fiscal year ending
December 31, 2025, our last completed fiscal year:
•The annual total compensation of the individual identified as the median compensated employee of the Company
(other than our CEO) was $78,569; and
•The annual total compensation of our CEO, as reported in the Summary Compensation Table of this proxy statement, was $14,881,421.
As a result, for fiscal year 2025, the ratio of the annual total compensation of Mr. DeVries, our Chairman, President and
CEO, to the annual total compensation of the median compensated employee was 189 to 1.
PAY VERSUS PERFORMANCE
The Company’s executive compensation philosophy is to pay for performance by providing compensation opportunities designed to align executives’ pay with the Company’s performance, measure the impact of performance against individual objectives and focus on producing sustainable long-term growth. A key component of our pay for performance strategy is to align management’s interests with interests of our stockholders through equity award grants which make up a substantial component of our executive compensation program. For further information concerning executive compensation for our named executive officers (NEOs), see “Executive Compensation—Compensation Discussion and
Analysis” beginning on page 25 of this Proxy Statement and the “Elements of Executive Compensation” on page 32 of this
Proxy Statement.
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive compensation disclosed in the Summary Compensation Table and executive compensation “actually paid” (as defined in Item 402(v) of
Regulation S-K) and certain measures of our financial performance.
Pay versus Performance Disclosure Table
The following table discloses, for fiscal years 2021 through 2025, information on compensation “actually paid” to our principal executive officer, who is our CEO, and average compensation “actually paid” to our other non-CEO NEOs, alongside total shareholder return (TSR) and net income metrics, as well as the Company selected most important performance measure of Total Revenue. We believe Total Revenue is the most important performance measure in linking compensation actually paid to our NEOs because it is a predominant metric used in our annual incentive compensation plan and is directly tied to the evaluation of our CEO and other NEOs' performance. The amounts set forth below under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid to Non-CEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. “Compensation actually paid” includes, among other things, year-over-year changes in the value of unvested equity-based awards. As a result of the calculation methodology required by the SEC, compensation “actually paid” amounts below differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation—Compensation
Discussion and Analysis” section above.

56	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

			Average Summary	Average Compensation	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for CEO ($)(1)(2)	Compensation “Actually Paid” to CEO ($)(5)	Compensation Table Total for Non-CEO NEOs ($)(3)(4)	“Actually Paid” to Non-CEO NEOs ($)(5)	Company Total Shareholder Return ($)(6)	New Peer Group Total Shareholder Return ($)(6) (7)	Prior Peer Group Total Shareholder Return ($)(6) (8)	Net Income ($)(9) ($000)	Total Revenue ($)(10) ($000)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(g)	(h)	(i)
2025	14,881,421	15,310,162	4,895,594	4,088,393	115.30	142.30	149.50	595,951	5,128,607
2024	16,144,638	16,530,047	3,952,851	4,486,707	96.00	134.20	144.70	501,053	4,898,446
2023	8,836,807	1,214,303	2,621,874	(314,323)	91.90	123.50	124.20	463,009	4,652,824
2022	8,826,244	10,598,832	2,465,935	3,690,397	119.50	106.40	94.60	132,663	4,381,904
2021	7,479,792	9,809,680	2,854,449	3,830,424	108.90	126.80	114.50	(340,820)	4,155,372
(1)The CEO for each year reported was James D. DeVries.
(2)The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. DeVries in the “Total” column of the Summary
Compensation Table for each applicable year.
(3)Non-CEO NEOs for each year reported were as follows:
•2025: Jeffrey A. Likosar, David W. Smail, Fawad Ahmad, Omar Khan and Donald M. Young (our former Executive Vice President and Chief
Operating Officer)
•2024: Jeffrey A. Likosar, David Scott, David W. Smail, Donald M. Young and Jamie E. Haenggi (our former Executive Vice President, Solar)
•2023: Jeffrey A. Likosar, David W. Smail, Wayne K. Thorsen, Donald M. Young, Kenneth Porpora (our former Executive Vice President and Chief
Financial Officer), Daniel M. Bresingham (our former Executive Vice President, Commercial) and Harriet K. Harty (our former Executive Vice
President and Chief Administrative Officer)
•2022: Kenneth Porpora; Jeffrey A. Likosar; Daniel M. Bresingham; David W. Smail; Donald M. Young and Keith F. Holmes (our former Executive
Vice President and Chief Revenue Officer)
•2021: Jeffrey A. Likosar; Daniel M. Bresingham; Donald M. Young; Keith F. Holmes and James P. Boyce (our former President and Chief Business
Development Officer)
(4)The dollar amounts reported in column (d) represent the average of the amounts reported for our Non-CEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.
(5)The dollar amounts reported in columns (c) and (e) represent the amount of compensation “actually paid” to the CEO and the average amount of compensation “actually paid” to the Non-CEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The following table details the applicable adjustments that were made to the CEO’s and each Non-CEO NEO's total compensation for each year to determine the compensation “actually paid” (all amounts are averages for the Non-CEO NEOs other than the CEO). For purposes of determining the compensation
“actually paid,” no value was included for the pension benefit adjustments, because the Company does not provide such benefits to the NEOs
(including the CEO). For purposes of the following equity award adjustments, (a) no equity awards were cancelled due to a failure to meet vesting conditions and (b) no dividends were paid on the equity awards that were not otherwise reflected in fair value or total compensation:

2026 PROXY STATEMENT	57

PAY VERSUS PERFORMANCE

					Equity Award Adjustments
Year	Executives	Reported Summary Compensation Table Total ($)	Deduct Reported Value of Equity Awards ($)(a)	Add Year-End Value Of Unvested Equity Awards Granted In Year ($)(b)	Change In Value Of Unvested Equity Awards Granted In Prior Years ($)(b)	Change In Value Of Equity Awards Granted In Prior Years Which Vested In Year ($)(b)	Deduct Value Of Equity Awards Granted In Prior Year And Fail To Vest ($)(b)	Total Compensation “Actually Paid” ($)
				(i)	(ii)	(iii)	(iv)
2025	CEO	14,881,421	(11,068,632)	9,595,455	577,583	1,324,335	—	15,310,162
	Non-CEO NEOs	4,895,594	(3,426,685)	2,198,616	62,258	358,610	—	4,088,393
2024	CEO	16,144,638	(13,088,229)	9,689,865	2,427,783	1,355,990	—	16,530,047
	Non-CEO NEOs	3,952,851	(2,604,628)	990,691	1,482,832	664,961	—	4,486,707
2023	CEO	8,836,807	(5,977,119)	5,452,488	-5,708,285	(1,389,588)	—	1,214,303
	Non-CEO NEOs	2,621,874	(1,271,424)	911,422	-2,154,631	(421,564)	—	(314,323)
2022	CEO	8,826,244	(5,775,000)	6,742,711	2,016,362	(1,211,485)	—	10,598,832
	Non-CEO NEOs	2,465,935	(816,662)	953,511	1,257,222	(169,609)	—	3,690,397
2021	CEO	7,479,792	(4,612,498)	5,069,868	1,642,234	230,284	—	9,809,680
	Non-CEO NEOs	2,854,449	(1,099,997)	995,458	1,067,010	13,504	—	3,830,424
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year. The amount reported in this column is subtracted from the Summary Compensation
Table Total for the applicable year in connection with computing the amounts “actually paid.”
(b)The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (iv) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of such prior fiscal year. For purposes of the above equity award adjustments, no equity awards were cancelled due to a failure to meet vesting conditions and as such no deduction was included. Fair value or change in fair value, as applicable, was determined by reference to (a) for stock options (excluding the Top-Up Options), calculated using the Lattice Model, (b) for Top-Up Options, Distributed Shares and RSUs, the same valuation assumptions were used as at the time of grant (i.e., the Company’s closing stock price as of each valuation and measurement date).
(6)The Company’s TSR and the Company’s Peer Group TSR reflected in these columns for each applicable fiscal year is determined based on the value of an initial fixed investment of $100 on December 31, 2020.
(7)New peer group TSR represents TSR of the S&P SmallCap 600 Index (the “S&P 600”), which is the industry peer group used by the Company for purposes of Item 201(e) of Regulation S-K and represents a change from the S&P North America Consumer Services Index used in last year’s disclosure. The S&P 600 is one of the benchmarks used in the Company’s 2025 annual report on Form 10-K, and we believe the S&P 600 is the best available published industry index for purposes of this proxy statement because the Company was added to the S&P 600 in February 2026 and it is composed of companies with similar market capitalization to ours.
(8)Prior peer group TSR represents TSR of the Company’s industry peer group used for fiscal 2024, the S&P North America Consumer Services Index.
(9)Represents, in thousands, the amount of net income (loss) reflected in the Company’s audited financial statements for the year indicated.
(10)Represents, in thousands, the amount of total revenue from continuing operations reflected in the Company’s audited financial statements for the year indicated. As of 2025, this metric replaced Adjusted EBITDA as a predominant metric used in our annual incentive compensation plan.
Most Important Financial Performance Measures
As discussed in the “Executive Compensation—Compensation Discussion and Analysis” section, our executive compensation program is designed to align our executives’ long-term performance with our stockholder interests. The performance metrics used in our incentive compensation plans are carefully selected to support these objectives. The most important financial performance measures used by the Company to link executive compensation “actually paid” to the Company’s NEOs (including the CEO), for the applicable fiscal year, to the Company’s performance are listed below.
The performance measures included in the table are not necessarily ranked by relative importance. We do not currently

58	2026 PROXY STATEMENT

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use any other metrics, performance or otherwise, in our incentive compensation plans but may incorporate other metrics in the future.
•Adjusted EPS
•Total Revenue
•Stock Price
Adjusted EPS and Total Revenue are the main metrics used for our short-term performance-based awards for fiscal year
2025 and are selected to incentivize achievement of performance objectives that create value for our enterprise and our stockholders. Beginning in 2024, we transitioned from RSUs to stock options for annual equity grants for our NEOs.
Because stock options have value only if the stock price increases following the grant date, stock options incentivize the pursuit of sustainable long-term increases in our stock price, which therefore represents our third metric.
For definitions of the financial measures used above, see sections titled “Annual Incentive Compensation” and “Non-
GAAP Measures – Adjusted EPS,” which are located on pages 34 and 36, respectively, of this Proxy Statement.
Analysis of the Information presented in the Pay vs. Performance Table

Relationship Between Compensation "Actually Paid" and TSR (including comparison of Company TSR to Peer TSR)

$20.0
$15.0
$10.0
$5.0
$—
Compensation Actually Paid (in Millions)
$160
$140
$120
$100
$80
$60
$40
$20
Value of Initial $100 Investment at 12/31/2020
2021
2022
2023
2024
2025
$9.8
$3.8
$10.6
$3.7
$1.2
$(0.3)
$16.5
$4.5
$15.3
$4.1
126.8
114.5
108.9
119.5
106.4
94.6
124.2
123.5
91.9
144.7
134.2
96.0
149.5
142.3
115.3
Compensation Actually Paid to CEO
Average Compensation Actually Paid to other NEOs
ADT Inc.
S&P North American Consumer Services (Prior Peer)
S&P SmallCap 600 Index (New Peer)

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Relationship Between Compensation "Actually Paid" and Net Income
Compensation Actually Paid (in Millions)
$20.0
$15.0
$10.0
$5.0
$—
Net Income (in Millions)
$600
$400
$200
$—
($200)
($400)
($600)
$9.8
$3.8
($341)
$10.6
$3.7
$133
$1.2
$(0.3)
$463
$16.5
$4.5
$501
$15.3
$4.1
$596
2021
2022
2023
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to other NEOs
Net Income

Relationship Between Compensation "Actually Paid" and Total Revenue

Compensation Actually Paid (in Millions)
$20.0
$15.0
$10.0
$5.0
$—
Total Revenue (in Millions)
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$4,155
$4,382
$4,653
$4,898
$5,129
$9.8
$3.8
$10.6
$3.7
$1.2
$(0.3)
$16.5
$4.5
$15.3
$4.1
2021
2022
2023
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to other NEOs
Total Revenue

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COMPENSATION OF NON-EMPLOYEE DIRECTORS

Compensation for our non-employee directors (other than directors who are current employees of Apollo, Temasek or
State Farm) consists of an annual cash retainer in the amount of $100,000 per year, paid on a quarterly basis in arrears, and an annual equity award of RSUs with a grant date fair value of approximately $150,000 and a one-year vesting term.
In addition, non-employee directors who are chairs of the Audit, Compensation, and Nominating and Corporate
Governance Committees will receive an additional annual cash retainer in the amount of $25,000, $20,000, and $15,000 per year, respectively, each of which will be paid in substantially equal quarterly installments in arrears. In September
2023, the Compensation Committee approved an additional annual cash retainer in the amount of $25,000 to be provided to the independent director who serves in the position of the Lead Independent Director. New directors who join our Board of Directors between annual meetings of our stockholders will receive a pro rata portion of cash and equity compensation based on the period of time from the date of their appointment to the Board of Directors to the date of the next annual meeting of stockholders. Our directors are also eligible to participate in our employee discount program with respect to certain services we provide to our customers.
The following table sets forth information concerning the fiscal year 2025 compensation paid to our eligible non-
employee directors.
Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Thomas Gartland (2)	69,167	199,311	268,478
Tracey R. Griffin	100,000	150,000	250,000
Daniel Houston (3)	112,222	150,000	262,222
Paul J. Smith	50,000	150,000	200,000
Danielle Tiedt	100,000	150,000	250,000
Matthew E. Winter (4)	150,000	150,000	300,000
Suzanne Yoon (5)	109,167	150,000	259,167
Sigal Zarmi	100,000	150,000	250,000
(1)This column reflects the fair value of the awards granted to our independent non-employee directors on May 21, 2025 (and for Mr. Gartland, includes a pro-rated award granted on January 21, 2025 in connection with his appointment), calculated in accordance with FASB ASC Topic 718, excluding estimated forfeitures. The fair value of RSUs is computed by multiplying the total number of shares subject to the award by the closing price of the Company’s Common Stock per share on the NYSE on the date of grant. RSUs granted to independent non-employee directors generally vest and the underlying units are converted to shares and delivered to independent non-employee directors on the first anniversary of the date of grant. The value of dividend equivalent units granted in connection with dividends paid on the Company’s Common Stock during fiscal year 2025 are excluded from the “Stock Awards” column. As of December 31, 2025, the total number of RSUs (inclusive of dividend equivalent units) outstanding for each of Mr. Winter, Ms. Griffin, Mr. Houston, Mr. Smith, Ms. Tiedt, Ms. Yoon and Ms. Zarmi was 17,959, and for
Mr. Gartland was 24,867.
(2)In accordance with the Company’s policy on granting awards to new directors who join our Board of Directors between annual meetings of our stockholders, Mr. Gartland received a prorated portion of cash and equity compensation based on the period of time from the date of his appointment to the Board of Directors to the date of the next annual meeting of stockholders.
(3)For 2025, Mr. Houston served as our Compensation Committee Chair.
(4)For 2025, Mr. Winter served as our Lead Independent Director and Audit Committee Chair.
(5)Since February 2025, Ms. Yoon has served as our Nominating and Governance Chair. The above table reflects pro-rated amounts based on number of days in service with respect to Ms. Yoon’s compensation earned in such capacity during 2025.

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CERTAIN RELATIONSHIPS AND RELATED PERSON
TRANSACTIONS
Policies and Procedures for Related Person Transactions

We have a written Related Person Transaction Policy (the “Policy”), which sets forth our policy with respect to the review, approval and disclosure of all related person transactions by our Audit Committee. In accordance with the Policy, our
Audit Committee has overall responsibility for administration of and compliance with the Policy. The Audit Committee reviews the Policy from time to time; however, any amendments to the Policy require approval from the full Board of
Directors.
For purposes of the Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the Policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our Board of Directors or Compensation Committee.
The Policy requires that notice of a proposed related person transaction be provided to our head of Risk, Governance and
Internal Audit prior to entry into such transaction. If it is determined that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration. Under the Policy, our Audit
Committee may approve only those related person transactions that are in, or not inconsistent with, the best interests of the Company. In the event that we become aware of a related person transaction that has not been previously reviewed or approved under the Policy and that is ongoing or is completed, the transaction will be submitted to the Audit
Committee so that it has notice of and an opportunity to rescind or terminate the related person transaction.
The Policy also provides that the Audit Committee review certain previously approved related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and in the best interests of our stockholders. Additionally, we make periodic inquiries of directors and executive officers with respect to any potential related person transaction to which they may be a party or of which they may be aware.
Notwithstanding the foregoing, certain related person transactions including, but not limited to, (i) transactions where the aggregate amount involved does not exceed $120,000, (ii) charitable contributions, grants or endowments where the aggregate amount involved does not exceed the lesser of $200,000 or 5% of the charitable organization’s total annual receipts, (iii) any transaction under the Company’s equity incentive plan, and (iv) certain other de minimis payments and advancement of expenses, will be deemed pre-approved by the Audit Committee.
Limited Partnership Agreement of TopCo Parent

On November 7, 2016, Prime Security Services TopCo Parent GP, LLC (“Parent GP”), as the general partner of TopCo
Parent, certain members of management (the “Management Partners”) and Koch Industries, Inc. (the “Koch Investor”), as
warrant holders, entered into the LP Agreement.
Pursuant to the LP Agreement, in exchange for contributing capital to TopCo Parent, Apollo was issued Class A-1 Units in
TopCo Parent, the Management Partners were issued Class A-2 Units in TopCo Parent and the Koch Investor was issued warrants. Certain of our current executive officers are party to the LP Agreement and are listed in the table below titled
“Units of TopCo Parent.”
Additionally, the Management Partners and certain other members of management received awards from an incentive pool in the form of options in the Company and profit interests in TopCo Parent.

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The LP Agreement provides for customary drag-along rights for Apollo, customary tag-along rights for Class A-2 limited partners and holders of profit interests, and customary preemptive rights for Class A-1 and Class A-2 limited partners.
Apollo, the Management Partners and the members of management of the Company holding profit interests will receive distributions from the TopCo Parent on the Class A-1 Units and Class A-2 Units, as applicable, in accordance with the waterfall provisions in the LP Agreement, which provide for distributions in respect of the Class A-1 Units until contributed capital is returned and, thereafter, distributions to be ratably shared between the Class A-1 Units and one or more tranches of Class A-2 Units, subject to certain return hurdles being achieved by the business.
As of the date of this report, the business and affairs of TopCo Parent are managed by Parent GP which is in turn managed by a board of managers that is controlled by affiliates of Apollo.
Apollo

Offerings and Share Repurchases
March 2025 Offering and Share Repurchase
During the first quarter of 2025, certain entities managed by affiliates of Apollo Global Management, Inc. (the “Selling
Stockholders”) sold 70 million shares of the Company’s Common Stock (plus an additional 10.5 million shares at the option of the underwriters) (the “March 2025 Offering”). In connection with the March 2025 Offering, the Company repurchased, and subsequently retired, 20 million shares of its Common Stock under the 2025 Share Repurchase Plan for an aggregate purchase price of $152 million (or approximately $7.62 per share).
June 2025 Apollo Sale
During the second quarter of 2025, the Selling Stockholders sold an aggregate of 45 million shares of the Company’s
Common Stock in the open market at a price of $8.27 per share (the “June 2025 Apollo Sale”). Immediately following the
June 2025 Apollo Sale, Apollo owned less than 25% of the Company’s outstanding Common Stock and, as a result, the
Company’s Amended and Restated Management Investor Rights Agreement terminated. The consent rights described in
Section 4.1 of the Amended and Restated Stockholders Agreement also terminated following the June 2025 Apollo Sale.
Additionally, the Margin Loan (defined below under the section titled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT”) was paid off in full following the June 2025 Apollo Sale.
July 2025 Offering and Share Repurchase
During the third quarter of 2025, the Selling Stockholders sold 71 million shares of the Company’s Common Stock (plus an additional 10.65 million shares at the option of the underwriters) (the “July 2025 Offering”). In connection with the July
2025 Offering, the Company repurchased, and subsequently retired, 11 million shares of its Common Stock under the
2025 Share Repurchase Plan for an aggregate purchase price of $93 million (or approximately $8.31 per share).
All the shares in the offerings described above were sold by the Selling Stockholders. The Company did not receive any of the proceeds from the sale of shares by the Selling Stockholders in the offerings.
Other Transactions
During 2025, the Company paid fees to Apollo of $1,935,000 primarily related to services performed by Apollo in transactions related to the Company's debt activity.

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State Farm

On September 5, 2022, the Company entered into a securities purchase agreement with State Farm pursuant to which the Company agreed to issue and sell in a private placement to State Farm 133,333,333 shares of Common Stock (the
“State Farm Shares”) at a per share price of $9.00 for an aggregate purchase price of $1.2 billion (the “State Farm
Strategic Investment”).
On September 12, 2022, and in connection with the State Farm Strategic Investment, the Company commenced a tender offer to purchase up to 133,333,333 shares of Common Stock (including shares issued upon conversion of shares of our
Class B Common Stock) at a price of $9.00 per share (the “Tender Offer”) using proceeds from the State Farm Strategic
Investment.
The State Farm Strategic Investment closed on October 13, 2022 (the “Closing”), and the Company issued and sold the
State Farm Shares at a price of $9.00 per share. After giving effect to the State Farm Strategic Investment and the Tender
Offer, State Farm owned approximately 15% of the Company’s issued and outstanding Common Stock (assuming conversion of Class B Common Stock), and as a result, became a related party at the Closing.
State Farm Investor Rights Agreement
At the Closing, the Company and State Farm entered into an Investor Rights Agreement (the “State Farm Investor Rights
Agreement”), pursuant to which the Board increased its size by one director and appointed a designee of State Farm
(currently Mr. Smith) as a member of the Board.
Pursuant to the terms of the State Farm Investor Rights Agreement, State Farm was bound by customary transfer and standstill restrictions and drag-along rights, and was afforded customary registration rights with respect to the State Farm
Shares. In particular, State Farm (a) was prohibited, subject to certain customary exceptions, from transferring any of the
State Farm Shares until October 13, 2025, and (b) is subject to certain standstill restrictions, including that State Farm will be restricted from acquiring additional equity securities of the Company if such acquisition would result in State Farm
(and its affiliates) acquiring beneficial ownership in excess of 18% of the issued and outstanding Common Stock, taking into account on an as-converted basis the issued and outstanding Class B Common Stock, until five (5) days after the date that no designee of State Farm serves on the Board and State Farm has no rights (or has irrevocably waived its right) to nominate a designee to the Board. Notwithstanding the standstill restrictions described above, State Farm will not be restricted from acquiring shares of Common Stock or other equity securities of the Company from TopCo Parent and its affiliates so long as State Farm and its affiliates would not, subject to certain exceptions, beneficially own in excess of 25%
of the issued and outstanding Common Stock, taking into account on an as-converted basis the issued and outstanding
Class B Common Stock, as a result of such acquisition.
In addition, under the terms of the State Farm Investor Rights Agreement, in the event that the Company proposes to issue and sell shares of Common Stock, Class B Common Stock, or other equity securities of the Company to certain homeowners’ insurance and reinsurance companies, State Farm will have a right of first refusal with respect to such proposed issuance and sale on the same terms and conditions (the “ROFR”). The ROFR will terminate upon the earliest to occur of (a) State Farm and its permitted transferees no longer collectively owning shares of Common Stock equal to at least 50% of the State Farm Shares, (b) the termination of the State Farm Development Agreement by the Company for a
material breach by State Farm and (c) to the extent that the State Farm Development Agreement does not remain in effect on such date, the five (5) year anniversary of the Closing.
State Farm Development Agreement
In October 2022, the Company and State Farm entered into a Development Agreement (the "State Farm Development
Agreement"), which established an opportunity fund (the "Opportunity Fund") to support joint initiatives. The State Farm
Development Agreement expired in accordance with its terms on October 13, 2025, and the Company subsequently ended its State Farm partnership programs in existing states. State Farm has no obligation to fund the Opportunity Fund in the future.
During 2025, payments from the Opportunity Fund primarily included $255,000 made to State Farm for project initiatives and $9.3 million made to ADT (which included $1.0 million for tax liabilities associated with approximately $2.9 million in

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interest earned). Additionally, following the expiration of the State Farm Development Agreement, the Company repaid to State Farm substantially all of the remaining balance of the Opportunity Fund held by the Company, which was $77.6 million.
Google

Google Commercial Agreement
In July 2020, we entered into a Master Supply, Distribution, and Marketing Agreement (the “Google Commercial
Agreement”) with Google, pursuant to which in September 2020, we issued and sold 54,744,525 shares of our Class B
Common Stock for an aggregate purchase price of $450 million in a private placement to Google.
Pursuant to the terms of the Google Commercial Agreement, Google has agreed to supply us with certain Google devices as well as certain Google video and analytics services (“Google Devices and Services”), for sale to our customers. Subject to customary termination rights related to breach and change of control, the Google Commercial Agreement has an initial term expiring on November 15, 2030. Further, subject to certain carve-outs, we have agreed to exclusively sell Google
Devices and Services to our customers.
The Google Commercial Agreement also specifies that each party will contribute $150 million toward the joint marketing of devices and services; customer acquisition; training of our employees for the sale, installation, customer service, and maintenance for the product and service offerings; and technology updates for products included in such offerings. Each party is required to contribute such funds in three equal tranches, subject to the attainment of certain milestones. In
August 2022, we executed an amendment to the Google Commercial Agreement pursuant to which Google has agreed to commit an additional $150 million to fund growth, data and insights, product innovation and technology advancements, customer acquisition, and marketing, as mutually agreed by us and Google. The additional success funds are to be funded in three equal tranches, subject to the attainment of certain milestones (together with the initial tranches, the "Google
Success Funds").
In January 2024, we amended the Google Commercial Agreement to, among other things, remove exclusivity for do-it-
yourself (“DIY”) products and services, limit exclusivity for do-it-for-me (DIFM) products and services, and restructure the commitment from the Google Success Funds to pay a portion of the remaining amount due to ADT as a quarterly marketing reimbursement (with the balance to be used towards unlocking certain opportunities). From inception through
December 31, 2025, the Company had incurred expenses of approximately $100 million related to the initiatives funded from the initial tranche of the Google Success Funds.
For the year ended December 31, 2025, $30 million of the Google Success Funds were reimbursed to the Company, of which the Company received $10 million during January 2026.
Google Cloud Agreement Addendum
In December 2023, the Company and Google entered into an addendum to the Company’s existing agreement with
Google for using Google cloud services (the “Google Cloud Agreement Addendum”), pursuant to which Google has agreed to provide certain credits, discounts, and other incentives for use of the Google Cloud Platform to the Company and the
Company has committed to purchasing $200 million of Google Cloud Platform services over seven years (through
December 2030) with an aggregate of $35 million in the first two years, an aggregate of $65 million in the next two years after that, and an aggregate of $100 million in the last three years of the commitment (the "Google Cloud Commitment").
The Company may elect to cancel the commitment in return for a cancellation fee of 30% of the total remaining commitment amount and loss of any discounts, remaining credits, or other incentives provided under the Google Cloud
Agreement Addendum.
Google Investor Rights Agreement
In connection with the issuance of the Class B Common Stock, the Company and Google entered into an Investor Rights
Agreement (the “Google Investor Rights Agreement”), pursuant to which Google agreed to be bound by customary transfer restrictions and drag-along rights, and be afforded customary registration rights with respect to shares of Class B

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Common Stock held directly by Google. Under the terms of the Google Investor Rights Agreement, which was amended in
December 2023, Google was prohibited, subject to certain exceptions, from transferring any shares of Class B Common
Stock or any shares of Common Stock issuable upon conversion of the Class B Common Stock beneficially owned by
Google until June 2025. This lock-up period expired in accordance with its terms in June 2025.
Other Transactions
During 2025, we incurred approximately $239.3 million of fees (including spend toward the Google Cloud Commitment)
with Google in the ordinary course of business for direct materials, technology, and advertising services and had additional future commitments of $13.4 million. These agreements were negotiated on an arm’s-length basis and may pre-date Google’s investment in 2020. We continue to purchase products and services from Google in 2026.
Fleet Management Agreement - Wheels

During the second quarter of 2025, the Company entered into an agreement with Wheels, Inc. (“Wheels”), a vendor affiliated with Apollo, for fleet management and related services through 2030. In connection with the execution of the agreement, the Company received a sign-on bonus of approximately $2.5 million. During 2025, the Company incurred fees to Wheels in the amount of approximately $7.4 million (inclusive of pass-through costs). Our relationship with
Wheels began during 2025, and we expect to spend between $250 million and $285 million (inclusive of pass-through costs) during the five-year term of this agreement. Our agreement with Wheels was done on an arm’s length-basis with no special terms or conditions.
Other Transactions

During 2025, we incurred fees of approximately $1.0 million in the ordinary course of business to a provider of cloud communications and workstream collaboration services that is affiliated with Apollo. Our relationship with this provider began prior to its affiliation with Apollo. Our agreement with them was done on an arm’s-length basis with no special terms or conditions.
During 2025, we incurred fees of approximately $467,000 and future commitments of approximately $516,000 in the ordinary course of business to a provider of IT development testing services that is affiliated with Apollo. Our relationship with this provider began during 2021 and prior to its affiliation with Apollo. Our agreement with them was done on an arm’s length-basis with no special terms or conditions.
During 2025, we incurred fees of approximately $450,000 in the ordinary course of business to a provider of private club and resort services that is affiliated with Apollo. These fees are part of a three-year partnership for the promotion of ADT products and services to club and resort member customers. Our relationship with this provider began during 2023. Our agreement with them, which expired in March 2026 and was not renewed, was done on an arm's-length basis with no special terms or conditions. We do not currently expect to incur future fees with this provider.
We continue to purchase equipment and services from, or sell equipment and services to, each of the companies noted
above in 2026, unless otherwise noted.
Stockholders Agreement

We are party to an amended and restated Stockholders Agreement, dated as of December 14, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Stockholders Agreement”) with TopCo Parent and one of the Co-Investors. The Stockholders Agreement gives Apollo the right to nominate a majority of our directors as long as Apollo beneficially owns 50% or more of our outstanding Common Stock and specifies how Apollo’s nomination rights decrease as Apollo’s beneficial ownership of our Common Stock also decreases. As of April 7, 2026, Apollo’s beneficial ownership of the Company’s Common Stock and Class B Common Stock is approximately 12.7%, and Apollo currently has the right to nominate 20% of the directors on our Board.

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The Stockholders Agreement previously required the Company to obtain TopCo Parent's prior written approval before taking certain significant actions, including amendments to organizational documents, equity issuances, dividend declarations, mergers and acquisitions, incurrence of indebtedness, changes to the size of the Board, and hiring or terminating executive officers. These approval rights terminated when TopCo Parent's beneficial ownership fell below
25% of the outstanding Common Stock, and accordingly, none of these consent rights are currently in effect.
Registration Rights Agreement

We are party to a Registration Rights Agreement with TopCo Parent (the “Registration Rights Agreement”), pursuant to which each of TopCo Parent, Prime TopCo II LP, and their affiliates is entitled to demand the registration of the sale of certain or all of our Common Stock that it beneficially owns. For example, in September 2020, Apollo and certain employees and other stockholders sold shares in a registered offering pursuant to a demand registration request from
Apollo. Among other things, under the terms of the Registration Rights Agreement:
•If we propose to file certain types of registration statements under the Securities Act with respect to an offering of equity securities, we will be required to use our reasonable best efforts to offer the other parties to the Registration
Rights Agreement, if any, the opportunity to register the sale of all or part of their shares on the terms and conditions set forth in the Registration Rights Agreement (customarily known as “piggyback rights”); and
•TopCo Parent has the right, subject to certain conditions and exceptions, to request that we file registration statements with the SEC for one or more underwritten offerings of all or part of our Common Stock that it beneficially owns and the Company is required to cause any such registration statements (a) to be filed with the SEC promptly and, in any event, on or before the date that is 90 days, in the case of a registration statement on Form S-1, or 45 days, in the case of a registration statement on Form S-3, after we receive the written request to effectuate such demand registration and (b) to become effective as promptly as reasonably practicable and in any event no later than
90 days after it is initially filed.
All expenses of registration under the Registration Rights Agreement, including the legal fees of one counsel retained by or on behalf of TopCo Parent, will be paid by us.
The registration rights granted in the Registration Rights Agreement are subject to customary restrictions such as minimums, blackout periods and, if a registration is underwritten, any limitations on the number of shares to be included in the underwritten offering as reasonably advised by the managing underwriter. The Registration Rights Agreement also contains customary indemnification and contribution provisions. The Registration Rights Agreement is governed by New
York law.

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Management Investor Rights Agreement

Prior to the consummation of our IPO, we entered into an Amended and Restated Management Investor Rights
Agreement among TopCo Parent, the Company, and certain Holders (as defined therein) (the “MIRA”). Each holder of our shares of Common Stock issued upon exercise of options that had been issued under our 2016 Equity Incentive Plan automatically became a party to the MIRA. Additionally, each individual who received Distributed Shares in redemption of such individual's Class B Units in connection with our IPO executed a joinder to the MIRA. The MIRA provided that all shares of our Common Stock governed thereunder are generally subject to transfer restrictions, repurchase rights, and piggyback registration rights in connection with certain offerings of our Common Stock.
MIRA Amendments
On December 9, 2022, after discussions between TopCo Parent and certain officers of the Company, Topco Parent entered into Amendment No. 1 to the Amended and Restated Management Investor Rights Agreement (the “MIRA
Amendment”).
The MIRA Amendment, (a) clarified that the holders of all Subject Shares (as defined in the MIRA Amendment) have
Piggy-Back Registration Rights (as defined in the MIRA) without regard to further proceeds received or consideration paid for Common Stock by TopCo Parent, (b) clarified that only Subject Shares are subject to the MIRA, (c) clarified that holders of Subject Shares may Dispose (as defined in the MIRA) of vested Subject Shares in proportion to the Apollo Sale
Percentage (as defined in the MIRA Amendment), and (d) provided that the MIRA will be terminated upon such time as the Majority Stockholders (as defined in the MIRA Amendment) no longer collectively beneficially own at least 25% of the outstanding shares of Common Stock on an as-converted basis or upon the consummation of a Control Disposition (as defined in the MIRA).
On August 1, 2024, the MIRA, as amended and restated was further amended to, among other things, limit the applicability of the MIRA to certain current and former members of the Company’s executive leadership team.
MIRA Termination
In June 2025, following Apollo’s open market sale of 45 million shares of the Company’s Common Stock and resulting reduction in ownership in the Company’s Common Stock below 25%, the MIRA terminated. The Company does not have any remaining obligations under the MIRA.

68	2026 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed with the Company’s management and with PwC the audited financial statements of the Company for the fiscal year ended December 31, 2025. The Audit Committee has discussed with PwC the matters required to be discussed under the standards of the Public Company Accounting Oversight Board and the
SEC.
The Audit Committee has also received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit
Committee concerning independence, and the Audit Committee has discussed the independence of PwC with that firm.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
The Audit Committee and the Board of Directors have also recommended the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2026.
Members of the Audit Committee:
Matthew E. Winter, Chair
Thomas Gartland
Suzanne Yoon
Sigal Zarmi
The Report of the Audit Committee is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Exchange Act.

2026 PROXY STATEMENT	69

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES, AND ALL OTHER FEES

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES, AND
ALL OTHER FEES
Fees paid or accrued for professional services provided by our independent auditors in each of the categories listed are as follows for the periods presented. All such fees are in accordance with our approval policies described below.

	Fiscal Year Ending
(in thousands)	December 31, 2025	December 31, 2024
Audit Fees	$4,392	$4,284
Audit-Related Fees	220	185
Tax Fees	1,165	649
All Other Fees	—	—
Total	$5,777	$5,118
Audit Fees — represent amounts for services related to the integrated audit of our consolidated financial statements and related controls, reviews of our interim condensed consolidated financial statements, and audit services provided in connection with other documents filed with the SEC.
Audit-Related Fees — represent amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These services include accounting consultations related to the evaluation of new accounting standards, non-routine transactions, and non-audit due diligence procedures in connection with our acquisitions and divestitures.
Tax Fees — represent amounts for tax compliance, tax advice, and tax planning services.
All Other Fees — represent all other fees for services other than those in the above categories.
The Board of Directors adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax, and other permissible non-audit services that may be provided by the independent auditors. The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the auditors’
independence is not impaired. Under the policy, the Audit Committee annually, and from time to time, pre-approves the audit engagement fees and terms of all audit and permitted non-audit services to be provided by the independent auditors.

70	2026 PROXY STATEMENT

PROPOSAL 2 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 2
Advisory Vote to Approve the Compensation of our NEOs
The Board of Directors recommends that the stockholders vote FOR the approval, on an advisory basis, of the compensation paid by the Company to the NEOs as disclosed in this proxy statement.

In accordance with Section 14A of the Exchange Act and the related rules of the SEC and as a matter of good corporate governance, a proposed resolution will be presented at the Annual Meeting asking our stockholders to approve, on an advisory basis, the compensation of the Company’s NEOs as disclosed in the CD&A, the Summary Compensation Table, and the related compensation tables, notes and narrative in the proxy statement for the Company’s 2026 Annual
Meeting.
As set forth in the CD&A section beginning on page 25, the Company has designed its compensation programs to: (a) align executives’ pay with the Company’s performance and focus on producing sustainable long-term growth, (b) attract and retain executives with the experience necessary to achieve our business goals, and (c) align executives’ interests with those of the stockholders and to encourage the creation of long-term value. Although the vote to approve executive compensation is purely advisory and non-binding, the Board of Directors values the opinions of our stockholders and will consider the results of the vote in determining the compensation of the NEOs and the Company’s compensation programs generally. The vote is not intended to address any specific item of compensation but rather the overall compensation of our NEOs and the policies and practices described in this proxy statement. If any stockholder wishes to communicate with the Board of Directors regarding executive compensation, the Board of Directors can be contacted using the procedures outlined in the section titled “Communications with the Board of Directors” set forth in this proxy statement.
Accordingly, we are asking for stockholder approval, on an advisory basis, of the following resolution:
“RESOLVED, that the compensation of the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion associated with the compensation tables in the Company’s proxy statement for its 2026 Annual Meeting, is hereby
APPROVED.”
The proposal must be approved by the affirmative vote of a majority of the shares of our Common Stock and Class B
Common Stock, voting together as a single class, present in person or by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of voting “against” the proposal. Brokers do not have discretion to vote any uninstructed shares over the advisory vote to approve the compensation of our NEOs.
Because the required vote is advisory, it will not be binding on the Board. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions.
We currently provide our stockholders with this advisory vote to approve executive compensation on an annual basis. We expect that the next such vote will occur at the 2027 annual meeting of stockholders.
The Board of Directors recommends that the stockholders vote FOR the approval of, on an advisory basis, Proposal 2 and the compensation paid by the Company to the NEOs as disclosed in this proxy statement.

2026 PROXY STATEMENT	71

PROPOSAL 3— RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3 Ratification of Appointment of Independent Registered Public Accounting Firm The Board of Directors recommends that the stockholders vote FOR such ratification.
The Audit Committee has appointed PricewaterhouseCoopers LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PricewaterhouseCoopers LLP has served as the Company’s or its predecessors’ independent registered public accounting firm since fiscal year 2010 and is considered by the Audit
Committee and the Board of Directors to be well qualified. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
This Proposal 3 must be approved by the affirmative vote of a majority of the shares of our Common Stock and Class B
Common Stock, voting together as a single class, present in person or by proxy at the 2026 Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of voting “against” this Proposal 3. Brokers have discretion to vote any uninstructed shares over the ratification of appointment of accountants.
While stockholder ratification of the selection of PricewaterhouseCoopers LLP is not required by the Company’s Bylaws or other governing documents or law and is not binding on the Audit Committee, the Board is submitting the selection of
PricewaterhouseCoopers LLP to our stockholders for ratification as the Board believes it is a matter of good corporate governance. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain
PricewaterhouseCoopers LLP but may choose to continue the engagement. Even if the selection is ratified, the Audit
Committee in its discretion may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
The Board of Directors recommends that the stockholders vote FOR the approval of Proposal 3 and the ratification of
PricewaterhouseCoopers LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

72	2026 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
Our Common Stock and Class B Common Stock

The following table sets forth the beneficial ownership of our Common Stock and Class B Common Stock as of April 7,
2026 by:
•Each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock or of our Class B Common Stock;
•Each of our NEOs;
•Each of our directors; and
•All of our current directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each person or entity named in the table below is 1501 Yamato Road, Boca Raton, FL 33431.

2026 PROXY STATEMENT	73

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Vested Options (convertible into Common Stock on a 1:1 basis)	Common Stock	Common Stock and Vested Options Beneficially Owned		Class B Common Stock Beneficially Owned		Total Common Stock and Class B Common Stock Beneficially Owned
			Total	%	Total	%	Total	% (1)
More than 5% Stockholders
State Farm Fire & Casualty Company(2)	—	133,333,333	133,333,333	17.9%	—	—	133,333,333	16.7%
Apollo Funds(3)	—	102,000,366	102,000,366	13.7%	—	—	102,000,366	12.7%
The Vanguard Group(4)	—	64,858,510	64,858,510	8.7%	—	—	64,858,510	8.1%
Google LLC(5)	—	—	—	—	54,744,525	100%	54,744,525	6.8%
AQR Capital Management LLC(6)	—	44,938,803	44,938,803	6.0%	—	—	44,938,803	5.6%
Dimensional Fund Advisors LP(7)	—	39,887,288	39,887,288	5.3%	—	—	39,887,288	5.0%
NEOs and Directors(8)			—
James D. DeVries(9)	8,850,132	5,143,864	13,993,996	1.9%	—	—	13,993,996	1.7%
Fawad Ahmad(8)	124,843	104,036	228,879	*	—	—	228,879	*
Omar Khan	465,085	—	465,085	*	—	—	465,085	*
Jeffrey A. Likosar(10)	3,997,503	3,082,748	7,080,251	*	—	—	7,080,251	*
David W. Smail	961,317	385,283	1,346,600	*	—	—	1,346,600	*
Donald M. Young(11)	2,847,299	3,095,288	5,942,587	*	—	—	5,942,587	*
Nicole Bonsignore	—	—	—	—	—	—	—	—
Thomas Gartland	—	25,032	25,032	*	—	—	25,032	*
Tracey R. Griffin	—	126,846	126,846	*	—	—	126,846	*
Benjamin Honig	—	—	—	—	—	—	—	—
Daniel Houston	—	38,212	38,212	*	—	—	38,212	*
Reed B. Rayman	—	—	—	—	—	—	—	—
Paul J. Smith	—	18,078	18,078	*	—	—	18,078	*
Danielle Tiedt	—	38,212	38,212	*	—	—	38,212	*
Matthew E. Winter	—	126,075	126,075	*	—	—	126,075	*
Suzanne Yoon	—	33,716	33,716	*	—	—	33,716	*
Sigal Zarmi	—	81,304	81,304	*	—	—	81,304	*
All current directors and executive officers as a group (19 persons)	14,948,159	9,243,512	24,191,671	3.2%	—	—	24,191,671	3.0%

* Represents less than one percent of shares outstanding.
(1)Percentage of shares beneficially owned is based on 801,030,718 shares of Common Stock, which includes 746,286,193 shares of Common Stock and 54,744,525 shares of Class B Common Stock, as converted to Common Stock on a one-to-one basis, outstanding as of April 7, 2026, which assumes no options are exercised by any holder in accordance with Rule 13d-3(d)(1)(i) of the Exchange Act.
(2)State Farm and its parent State Farm Mutual Automobile insurance Company share voting and dispositive power over the 133,333,333 shares of
Common Stock. The address of the principal business office of State Farm is One State Farm Plaza, Bloomington, IL 61710.
(3)Represents shares of our Common Stock held of record by Prime Security Services TopCo (ML), L.P. (“TopCo ML LP”) and Prime Security Services
TopCo (ML II), L.P. (“TopCo ML II LP”). Prime Security Services TopCo (ML), LLC (“Prime TopCo ML”) serves as the general partner of TopCo ML LP, and Prime Security Services TopCo (ML II), LLC (“Prime TopCo ML II”) serves as the general partner of TopCo ML II LP. Parent GP serves as the sole member of Prime TopCo ML. AP VIII Prime Security Services Holdings, L.P. (“AP VIII Prime Security LP”) serves as the sole member of Parent GP.
Prime Security Services GP, LLC (“Prime GP”) serves as the general partner for AP VIII Prime Security LP and as the sole member for Prime TopCo
ML II. AP VIII Prime Security Services Management, LLC (“AP VIII Prime Security Management”) is the investment manager of AP VIII Prime Security
LP and Prime GP. Apollo Management, L.P. (“Apollo Management”) is the sole member-manager of AP VIII Prime Security Management, and
Apollo Management GP, LLC (“Management GP”) is the general partner of Apollo Management. Apollo Management Holdings, L.P. (“Management
Holdings”) is the sole member and manager of Management GP. Apollo Management Holdings GP, LLC (“Management Holdings GP”) is the general partner of Management Holdings. The address of TopCo ML LP, TopCo ML II LP, Prime TopCo ML LP, Prime TopCo ML II LP, Parent GP, Prime GP
and AP VIII Prime Security LP is 100 West Putnam Avenue, Greenwich, CT 06830. The address of each of AP VIII Prime Security Management,
Apollo Management, Management GP, Management Holdings and Management Holdings GP is 9 West 57th Street, 43rd Floor, New York, NY
10019.
(4)Based solely on a Schedule 13G/A filed by The Vanguard Group (“Vanguard”) on October 30, 2025, reporting shared voting power with respect to
3,140,067 shares of our Common Stock, sole dispositive power with respect to 61,104,151 shares of our Common Stock, shared dispositive power with respect to 3,754,359 shares of our Common Stock and beneficial ownership of an aggregate of 64,858,510 shares of our Common Stock in its capacity as an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. On March 26, 2026, Vanguard filed a Schedule
13G/A (the “2026 Schedule 13G”) reporting that Vanguard went through an internal realignment and, certain subsidiaries or business divisions of

74	2026 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

subsidiaries of Vanguard, that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis) from Vanguard. According to the 2026 Schedule 13G, Vanguard no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions. Vanguard’s address is 100 Vanguard Blvd.,
Malvern, PA 19355.
(5)Google LLC owns 54,744,525 shares of Class B Common Stock, which is all of the outstanding shares of our Class B Common Stock. The amount shown in the total column assumes an as-converted to Common Stock basis. Each of Google LLC, XXVI Holdings Inc. and Alphabet Inc. may be
deemed to have sole power to vote or sole power to dispose of the securities owned directly by Google LLC. The address of each of Google LLC,
XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, CA 94043.
(6)Based solely on a Schedule 13G filed jointly by AQR Capital Management, LLC and AQR Capital Management Holdings, LLC (collectively, “AQR”) on
February 13, 2026, reporting shared voting and dispositive power with respect to 44,938,803 shares of our Common Stock and beneficial ownership of an aggregate of 44,938,803 shares of our Common Stock in its capacity as an investment adviser in accordance with Rule
13d-1(b)(1)(ii)(E) under the Exchange Act. AQR’s address is One Greenwich Plaza, Suite 130, Greenwich, CT 06830.
(7)Based solely on a Schedule 13G filed by Dimensional Fund Advisors LP (“Dimensional”) on April 9, 2026, reporting sole voting power, sole dispositive power, and beneficial ownership with respect to 39,887,288 shares of our Common Stock. Dimensional, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940 (the “1940 Act”), furnishes investment advice to four investment companies registered under the 1940 Act, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (collectively the "Dimensional Funds"). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain
Dimensional Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the Company’s securities that are owned by the Dimensional Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Dimensional Funds. However, all securities reported are owned by the Dimensional Funds. Dimensional disclaims beneficial ownership of such securities. The address for Dimensional is 6300 Bee Cave Road, Building One, Austin, Texas, 78746.
(8)Except for shares of Common Stock issuable upon exercise of options listed in the table above under the heading “Vested Options,” none of our
NEOs and directors beneficially own shares of Common Stock issuable upon the vesting of RSUs or upon the exercise of options within 60 days, except directors Messrs. Gartland, Houston, Smith and Winter and Mses. Griffin, Tiedt, Yoon, and Zarmi, who each have 18,078 RSUs vesting on
May 21, 2026, and executive officer Mr. Ahmad, who has 104,036 RSUs and 124,843 options vesting on May 1, 2026.
(9)A total of 3,565,937 shares of Common Stock and 8,850,132 options to purchase Common Stock are held indirectly by Bethel Ventures LLC, of which Mr. DeVries is the manager and a member.
(10)A total of 3,997,503 options to purchase Common Stock are held indirectly by MTCF LLC, and a total of 1,899,274 and 575,280 shares of Common
Stock are held indirectly by JSKC LLC and MTCF LLC, respectively, each of which Mr. Likosar is a manager and a member.
(11)A total of 2,947,342 shares of Common Stock and 2,847,299 options to purchase Common Stock are held indirectly by Sweet Yourself LLC, of which
Mr. Young is the manager and sole member. Following Mr. Young’s retirement from the Company, he is no longer subject to reporting requirements pursuant to Section 16 of the Exchange Act. As a result, we cannot independently verify this information, which is based on the most recent data we have available as of February 2026.
As of October 3, 2019, certain investment funds directly or indirectly managed by Apollo (the “Apollo Funds”) informed the Company that they had pledged all of their shares of the Company’s Common Stock pursuant to a margin loan agreement and related documentation, as thereafter amended from time to time, on a non-recourse basis (the “Margin
Loan”). Apollo has informed the Company that the Margin Loan was fully repaid and terminated as of June 2025, and that, as of such date, none of the Apollo Funds’ shares of the Company’s Common Stock remained pledged as collateral under the Margin Loan.
Certain members of the Company’s executive team and certain employees of the Company were entitled to receive their share of the Margin Loan proceeds (based on their share ownership of the Apollo Funds) at such times as Apollo received its proceeds. Such persons had the option to either (a) receive such proceeds as distributed or (b) defer receipt of such proceeds until their attributable share of the obligations under the Margin Loan had been satisfied in full. Following the full repayment of the Margin Loan, any deferred proceeds were released, and no proceeds remain subject to recall.
The Company has not independently verified the foregoing disclosure. When the Margin Loan agreement was entered into, and as requested when amended, the Company delivered customary letter agreements to the secured parties in which it agreed, among other things and subject to applicable law and stock exchange rules, not to take any actions that were intended to hinder or delay the exercise of any remedies by the secured parties under the Margin Loan. Such letter agreements are no longer operative following the termination of the Margin Loan. Except for the foregoing, the Company was not a party to the Margin Loan and did not have, and does not have, any obligations thereunder.
Units of TopCo Parent

The equity interests of TopCo Parent consist of Class A-1 Units and Class A-2 Units. Certain investment funds directly or indirectly managed by Apollo beneficially own 100% of the 346,416,667 issued and outstanding Class A-1 Units of TopCo

2026 PROXY STATEMENT	75

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Parent, and the Koch Investor beneficially owns detachable warrants for the purchase of 7,620,730 Class A-1 Units in
TopCo Parent. There are 2,351,282 issued and outstanding Class A-2 Units. The following table sets forth the beneficial ownership as of April 7, 2026 of the Class A-2 Units of TopCo Parent by:
•Each of our NEOs;
•Each of our directors; and
•All of our current directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the Class A-2 Units beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each person or entity named in the table below is 1501 Yamato Road, Boca Raton, FL 33431.

Class A-2 Units Beneficially Owned(1)
	Number	%
NEOs and Directors(2)
James D. DeVries(3)	100,904	4.3%
Fawad Ahmad	—	—%
Omar Khan	—	—%
Jeffrey A. Likosar(4)	88,795	3.8%
David W. Smail	—	—%
Donald M. Young(5)	436,428	18.6%
Nicole Bonsignore	—	—%
Thomas Gartland	—	—%
Tracey R. Griffin	—	—%
Benjamin Honig	—	—%
Daniel Houston	—	—%
Reed B. Rayman	—	—%
Paul J. Smith	—	—%
Danielle Tiedt	—	—%
Matthew E. Winter	—	—%
Suzanne Yoon	—	—%
Sigal Zarmi	—	—%
All current directors and executive officers as a group (19 persons)	626,127	26.6%
(1)Percentage of shares beneficially owned is calculated using 2,351,282 Class A-2 Units outstanding.
(2)None of our NEOs and Directors beneficially own Class A-2 Units issuable upon the exercise of options.
(3)All such shares are held indirectly by Bethel Ventures LLC, of which Mr. DeVries is a manager and a member.
(4)All such shares are held indirectly by JSKC LLC, of which Mr. Likosar is a manager and a member.
(5)All such shares are held indirectly by Sweet Yourself LLC, of which Mr. Young is the manager and sole member.

76	2026 PROXY STATEMENT

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who own more than
10% of a registered class of the Company’s equity securities (the “10% Stockholders”) to file reports of ownership and changes of ownership with the SEC. The Company may assist its directors, officers and certain 10% Stockholders in the completion of such Section 16 reports and in filing these reports on their behalf. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, the
Company believes that, during fiscal year 2025, all filing requirements applicable to executive officers, directors and 10%
Stockholders were complied with in a timely manner, except that a late amendment to a timely filed Form 4 was filed for
Mr. Fawad Ahmad on May 13, 2025 to correct a scrivener’s error which inadvertently excluded unvested employee stock options granted to Mr. Ahmad on May 1, 2025 and which vest annually in three equal increments beginning on May 1,
2026. This amendment was filed as soon as the error was identified.

2026 PROXY STATEMENT	77

STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS
To be considered for inclusion in next year’s proxy statement and form of proxy, stockholder proposals for the 2027
Annual Meeting of Stockholders must be received at our principal executive offices no later than the close of business on
December 15, 2026, unless the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or after
May 27, 2027, in which case the proposal must be received within a reasonable time before we begin to print and mail our proxy materials.
For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2027 Annual Meeting of Stockholders, stockholders are advised to review our Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, in accordance with our Bylaws, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any such stockholder proposal or director nomination must be received between January 27, 2027 and February 26, 2027 for the 2027 Annual Meeting of Stockholders. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 27,
2027, notice by the stockholder, to be timely, must be so delivered not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and no later than the close of business on the 90th day prior to the date of such annual meeting. If the public announcement of the date of the 2027 Annual Meeting of Stockholders is less than 100 days prior to such meeting, then to be timely, the notice by the stockholder must be received by us not later than the close of business on the tenth day following the day on which the first public announcement of the date of the
2027 Annual Meeting of Stockholders is made by the Company. All such proposals should be sent to our Secretary at ADT
Inc., 1501 Yamato Road, Boca Raton, FL 33431. In addition to satisfying the deadlines and other requirements set forth in our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Board's nominees must provide notice that also sets forth the information required by Rule 14a-19 under the Exchange Act.
We advise you to review our Bylaws for additional stipulations relating to the process for identifying and nominating directors, including advance notice of director nominations and stockholder proposals. Copies of the pertinent Bylaw provisions are available on request to our Secretary at the address set forth above.

78	2026 PROXY STATEMENT

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

SOME QUESTIONS YOU MAY HAVE REGARDING THIS
PROXY STATEMENT

Q:	Who is receiving these proxy materials?
A:
Holders of the Common Stock and holders of Class B Common Stock of the Company are receiving these proxy materials. We refer to the holders of Common Stock as our Common Stockholders. We refer to our holders of Class B Common Stock as our
Class B Common Stockholders. We refer to all of our holders of Common Stock and Class B Common Stock together as
“stockholders” in the proxy materials.

Q:	Why did I receive these proxy materials?
A:
The Board of Directors of the Company is soliciting proxies for our 2026 Annual Meeting. The Company will conduct its Annual
Meeting on Wednesday, May 27, 2026, beginning at 8:30 a.m. EDT, by live audio webcast in lieu of an in-person meeting.
The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers, and other required information. Our annual report to stockholders for the fiscal year ended December 31, 2025 is available to review with this proxy statement. We are mailing a notice of the Annual Meeting (and, for those who request it, a paper copy of this proxy statement and the enclosed form of proxy) to our stockholders on or about April 14, 2026.

Q:	Who can vote at the Annual Meeting?
A:
All stockholders of record at the close of business on March 30, 2026, the record date for this year’s Annual Meeting, are entitled to attend and to vote on all items properly presented at the Annual Meeting, except that Class B Common Stockholders are not entitled to vote on the election of directors.

Q:	How can I vote my shares in person and participate at the Annual Meeting?
A:
You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/ADT2026 and entering the control number included in our Notice of Internet
Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. Online voting in advance of the meeting can be submitted at www.proxyvote.com.

Q:	What are my voting rights?
A:
Each share of Common Stock is entitled to one vote on each matter properly presented at the Annual Meeting. Each share of
Class B Common Stock is entitled to one vote on each matter properly presented at the Annual Meeting, except for the election of directors. Shares of Class B Common Stock are voted on a one-to-one as-converted to Common Stock basis on the matters upon which the Class B Common Stockholders are entitled to vote at the Annual Meeting. At the close of business on March 30,
2026, the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting, there was an aggregate of 806,053,761 shares of common stock outstanding consisting of 751,309,236 shares of Common Stock and
54,744,525 shares of Class B Common Stock. A list of all stockholders as of the record date will be available during ordinary business hours at the Company’s principal place of business located at 1501 Yamato Road, Boca Raton, FL 33431, from the
Secretary of the Company, at least 10 days before the Annual Meeting, and will also be available at the Annual Meeting.
You are not entitled to appraisal or dissenters’ rights for any matter being voted on at the 2026 Annual Meeting.

Q:	Who is asking me for my vote?
A:
The Company is soliciting your proxy on behalf of the Board of Directors. We will pay the entire cost of this proxy solicitation, including the cost of preparing and mailing the Notice of Internet Availability of Proxy Materials and the proxy statement. In addition to solicitation by mail, directors, officers, and other employees of the Company may solicit proxies personally, by telephone or by other electronic means. These persons will receive no additional compensation for such solicitation activities.

2026 PROXY STATEMENT	79

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

Q:	What proposals will be voted on at the Annual Meeting?
A:
The three matters scheduled to be voted on at the Annual Meeting are:
1.The re-election of each of Nicole Bonsignore, Thomas Gartland, Reed B. Rayman, Danielle Tiedt, and Sigal Zarmi to
the Board of Directors, in each case, for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2027;
2.An advisory vote to approve the compensation of the Company's NEOs; and;
3.The ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. In addition, such other business as may properly come before the
Annual Meeting or any adjournment or postponement thereof may be voted on. Class B Common Stockholders are not entitled to vote upon the election of directors.

Q:	How does the Board of Directors recommend that I vote?
A:
The Board of Directors recommends that you vote:
•FOR the re-election of each of the director nominees, if you are a Common Stockholder;
•FOR the approval of, on an advisory basis, the compensation of the Company’s NEOs;
•FOR the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•In your discretion on such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof, where no choice is specified.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full printed set?
A:
In accordance with the rules of the SEC, the Company is providing access to its proxy materials via the Internet. Accordingly, the
Company is mailing a Notice of Internet Availability of Proxy Materials to stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials via the Internet or to request a printed set may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	Where can I view the proxy materials on the Internet?
A:
The Notice provides you with instructions on how to:
•View proxy materials for the Annual Meeting via the Internet;
•Attend the live webcast of the Annual Meeting; and
•Instruct the Company to send future proxy materials to you by email.
You can view the proxy materials for the Annual Meeting online at https://investor.adt.com by clicking on the dropdown menu entitled “Financials” and selecting “Annual Reports.”

Q:	How do I vote?
A:
If you are a stockholder on the record date, you may vote by following the instructions for voting in the Notice. If you receive paper copies of these proxy materials, you can vote by completing, signing and dating the proxy card you received from us and returning it in the enclosed envelope.
You may also vote via the Internet by following the instructions for voting in the Notice. If you vote online, by phone or by mailing in a proxy card, you or your legally appointed proxy may still attend the Annual Meeting.

Q:	Can I change my vote after I have delivered my proxy?
A:
Yes. You may change your vote at any time before voting concludes at the Annual Meeting by: Providing another proxy, or using any of the available methods for voting, with a later date; notifying the Company’s Secretary in writing before the Annual
Meeting that you wish to revoke your proxy; or voting during the live webcast of the meeting by visiting
www.virtualshareholdermeeting.com/ADT2026 and entering the control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

80	2026 PROXY STATEMENT

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

Q:	What is a quorum?
A:
For the purposes of the Annual Meeting, a “quorum” is a majority in voting power of the combined outstanding shares of
Common Stock and Class B Common Stock owned by stockholders on the record date entitled to vote at the meeting, represented in person or by proxy. Broker non-votes (as further described below) and abstentions are counted for purposes of determining whether a quorum is present.

Q:	What is broker “discretionary” voting?
A:
Under the rules of the NYSE, brokers who have transmitted proxy materials to customers may vote the shares of customers who fail to provide voting instructions on “routine matters,” but not on “non-routine matters.” When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote on those matters and instead reports the number of such shares as broker “non-votes.” Broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but they are not counted as shares voting. Thus, broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, although a majority of the votes cast, does not constitute a majority of the voting power present.
Non-routine matters include the election of directors (Proposal 1) and the advisory vote to approve the compensation of the
Company’s NEOs (Proposal 2) (say on pay). Therefore, if you hold your shares in street name through a broker, you must cast your vote if you want it to count in respect of these non-routine matters. The ratification of the appointment of the Company’s independent registered public accounting firm is a routine matter, so brokers will have discretion to vote any uninstructed shares on that proposal (Proposal 3).

Q:	How are matters presented at the Annual Meeting approved?
A:
Directors are elected by a plurality of the votes cast by our Common Stockholders at the Annual Meeting (Proposal 1). Class B
Common Stockholders are not entitled to vote on the election of directors.
The affirmative vote of the holders of a majority of voting power of the shares of Common Stock and Class B Common Stock, voting together as a single class, present in person or represented by proxy and entitled to vote on the matter is needed to approve the proposals to: (i) approve, on an advisory basis, the compensation of the Company’s NEOs (Proposal 2), and (ii) ratify the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December
31, 2026 (Proposal 3).
With respect to all of the aforementioned proposals, abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.
Broker non-votes will have no effect on the election of directors (Proposal 1). Abstentions will have the effect of votes “against”
and broker non-votes will have no effect on the proposal to approve, on an advisory basis, the compensation of the Company’s
NEOs (Proposal 2). Abstentions will have the effect of votes “against” the proposal to ratify the appointment of PwC as the
Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3). Because the ratification of the appointment of PwC as the Company’s independent registered public accounting firm is a routine matter, brokers have discretion to vote uninstructed shares on Proposal 3, so we do not expect broker non-votes on Proposal 3.

Q:	May I vote confidentially?
A:	Yes. Our policy is to keep your vote confidential, except as otherwise legally required, to allow for the tabulation and certification of votes and to facilitate proxy solicitation.
Q:	Who will count the votes?
A:	A representative of Broadridge will count the votes and act as the inspector of election for the Annual Meeting.
Q:	What if additional matters are presented at the Annual Meeting?
A:
We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to David
Smail, our Executive Vice President, Chief Legal Officer and Secretary, and to Jeffrey Likosar, our President, Corporate
Development and Transformation, and Chief Financial Officer, to vote on such matters at their discretion.

Q:	Where can I find the voting results from the Annual Meeting?
A:	We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we will file with the SEC after the date of the Annual Meeting.

2026 PROXY STATEMENT	81

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

Q:	How can I obtain information about the Company?
A:
A copy of our fiscal 2025 Annual Report on Form 10-K is available on our website at https://investor.adt.com by clicking on the dropdown menu entitled “Financials” and selecting “Annual Reports.” Stockholders may also obtain a free copy of our Annual
Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and the financial statement schedules, by visiting our website or by sending a request in writing to our Secretary at ADT Inc., 1501 Yamato Road, Boca Raton,
FL 33431. Capitalized terms used in, but not defined in, this proxy statement have meanings as defined in our fiscal 2025 Annual
Report on Form 10-K.

Q:	When are stockholder proposals due for consideration at next year’s annual meeting?
A:
Under SEC rules, for stockholder proposals to be considered for inclusion in the proxy statement for the 2027 Annual Meeting of
Stockholders, they must be submitted in writing to our Secretary at ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431, on or
before December 15, 2026. In addition, our Bylaws provide that for directors to be nominated or other proposals to be properly presented at the 2027 Annual Meeting of Stockholders, an additional notice of any nomination or proposal must be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, any such notice by the stockholder to be timely must be received by us not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the
2027 Annual Meeting of Stockholders or, if the first public announcement of the date of the 2027 Annual Meeting of
Stockholders is less than 100 days prior to such meeting, the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by the Company.

82	2026 PROXY STATEMENT

HOUSEHOLDING MATTERS

HOUSEHOLDING MATTERS
The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability of Proxy Materials or a
single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this proxy statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials and/or proxy statement, either now or in the future, please contact our Secretary by mailing a request to ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431, or by
calling our main telephone number at (561) 988-3600 and requesting to be connected to the office of our Secretary.
Upon written or oral request to the Secretary, we will promptly provide a separate copy of the Annual Report and this proxy statement and Notice. In addition, stockholders at a shared address who receive multiple Notices of Internet
Availability of Proxy Materials or multiple copies of proxy statements may request to receive a single Notice of Internet
Availability of Proxy Materials or a single copy of proxy statements in the future in the same manner as described above.

2026 PROXY STATEMENT	83

OTHER MATTERS

OTHER MATTERS
The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the
Annual Meeting other than that referred to herein. If any other business should properly come before the Annual
Meeting or any adjournment or postponement thereof, the persons named in the enclosed proxy will have authority to vote, in their discretion, all shares represented by such proxies that have been received and not theretofore properly revoked.
We file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov.
Our Investor Relations website address is https://investor.adt.com. We make available, free of charge through our
Investor Relations website, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form
8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on those websites is not incorporated by reference or otherwise part of this proxy statement.
Upon the written request of any record holder or beneficial owner of Common Stock or our Class B Common Stock entitled to vote at the 2026 Annual Meeting of Stockholders, we will, without charge, provide a copy of our Annual
Report on Form 10-K, including the financial statements and the financial statement schedules, for the fiscal year ended December 31, 2025, as filed with the SEC. Requests should be directed to our Secretary at ADT Inc., 1501
Yamato Road, Boca Raton, FL 33431.

84	2026 PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

CAUTIONARY STATEMENT REGARDING FORWARD-
LOOKING STATEMENTS
This proxy statement contains certain information that may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. While we have specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this proxy statement that are not clearly historical in nature, including statements regarding our anticipated financial performance, including our ability to achieve stated
guidance metrics and progress toward medium-term targets; management’s plans and objectives for future operations;
the successful development, commercialization, and timing of new or joint products; business prospects; outcomes of regulatory proceedings; market conditions; our ability to deploy our business continuity and disaster plans and procedures to successfully respond to catastrophic events; our strategic partnership and ongoing relationship with
Google; the successful internal development, commercialization, and timing of our next-generation platform and innovative offerings, including those incorporating AI or advanced sensing capabilities; risks related to the acquisition and integration of Origin AI and its technology; the successful conversion of customers who continue to utilize outdated technology; the current and future market size for existing, new, or joint products; any stated or implied outcomes with regards to the foregoing; and other matters. Any stated or implied outcomes with regards to the foregoing are forward-
looking.
Without limiting the generality of the preceding sentences, any time we use the words “ongoing,” “ expects,” “intends,”
“will,” “anticipates,” “believes,” “confident,” "possible," “continue,” “propose,” “seeks,” “could,” “may,” “should,”
“estimates,” “forecasts,” “might,” “potential,” “outlook,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or other various or comparable terminology, and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
For ADT, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, without limitation:
•our ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners;
•risks related to the exit of the residential solar business and the commercial transaction between ADT and GTCR
LLC, including our business becoming less diversified and the possible diversion of management’s attention from our core business operations;
•our ability to keep pace with rapid technological changes and other industry changes;
•risks related to the expansion and further development of our next-generation platform and our efforts to migrate our information technology infrastructure, including our customer relationship management and enterprise resource planning systems, to the cloud;
•our ability to effectively implement our strategic partnership with or utilize any of the amounts invested in us by
Google;
•the impact of supply chain disruptions;
•our ability to maintain and grow our existing customer base and to integrate strategic bulk purchases of customer accounts;
•our ability to sell our products and services or launch new products and services, including those incorporating AI or advanced sensing capabilities, in highly competitive markets, including the home security and automation market, and to achieve market acceptance with acceptable margins;
•our ability to successfully execute and scale our DIY offerings, including customer adoption, digital acquisition, and expansion into new distribution channels;
•our ability to successfully upgrade obsolete equipment installed at our customers’ premises in an efficient and cost-effective manner;

2026 PROXY STATEMENT	85

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

•any changes in regulations or laws, economic and financial conditions, including labor and tax law changes or any impacts on the global economy or consumer discretionary spending due to tariffs or otherwise, changes to privacy requirements, changes to telemarketing, email marketing and similar consumer protection laws, interest volatility, and trade tariffs and restrictions applicable to the products we sell;
•any impacts from current global, economic, sovereign and political conditions and uncertainties, including the effects of, and uncertainty regarding, new or proposed tariff or trade regulations;
•any material changes to the valuation allowances we take with respect to our deferred tax assets;
•the impact of cyber attacks or related breaches with respect to information technology systems, cybersecurity, or data security involving us, our business partners, or other third parties whose systems are interconnected with ours, and any future or still undetected attacks or incidents;
•risks related to the development, deployment, and use of AI in our products, services, and operations, including technological and legal uncertainties surrounding AI technologies;
•risks related to the acquisition, integration, and realization of anticipated benefits of Origin AI, including the performance and commercial viability of its ambient sensing technology;
•our dependence on third-party providers, suppliers, and dealers to enable us to produce and distribute our products and services in a cost-effective manner that protects our brand;
•our ability to successfully implement an equipment ownership model that best satisfies the needs of our customers and to successfully implement and maintain our receivables securitization financing agreement or similar arrangements;
•our ability to successfully pursue alternate business opportunities and strategies;
•our ability to successfully integrate acquired businesses, including bulk acquisitions of customer accounts, technologies, and intellectual property and to realize the anticipated benefits of such acquisitions in an efficient and cost-effective manner;
•the amount and timing of our cash flows and earnings, which may be impacted by customer, competitive, supplier and other dynamics and conditions;
•our ability to maintain or improve margins through business efficiencies;
•risks related to the restatement of our consolidated financial statements included in our Amendment No. 1 to our
Annual Report on Form 10-K for the year ended December 31, 2022 (the “Amended 2022 Annual Report”) and in
our Quarterly Reports on Form 10-Q/A for the quarters ended September 30, 2022, and March 31, 2023, each as filed with the SEC on July 27, 2023;
•any litigation or investigation related to such restatements;
•our ability to maintain effective internal control over financial reporting (“ICFR”) and disclosure controls and procedures (“DCPs”), including our ability to remediate any potential material weakness in our ICFR and the timing of any such remediation, as well as the ability to maintain effective DCPs at a reasonable assurance level;
•the expected shift in our transaction mix (including increased outright equipment sales) and the related effects to the timing and mix of revenue and costs; and
•the other factors that are described under the heading “Risk Factors” in our last Annual Report on Form 10-K for the year ended December 31, 2025.
Forward-looking statements and information involve risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements, including without limitation, the risks and uncertainties disclosed or referenced in Part I Item 1A of our Annual Report on Form 10-K for the
year ended December 31, 2025 under the heading “Risk Factors.” Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this proxy statement that looks toward future performance is based on various factors and important assumptions about future events that may or may not actually occur. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements included in this proxy statement. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including the

86	2026 PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Company’s Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, and Annual Reports on Form 10-K, including the annual report filed with the SEC for the year ended December 31, 2025 (including under the headings “Cautionary
Statements Regarding Forward-Looking Statements” and “Risk Factors”). We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.
April 14, 2026

2026 PROXY STATEMENT	87

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ADT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89794-P46770 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADT INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

To be elected for terms expiring in 2027:	For	Withhold
1a. Nicole Bonsignore	☐	☐
1b. Thomas Gartland	☐	☐
1c. Reed B. Rayman	☐	☐
1d. Danielle Tiedt	☐	☐
1e. Sigal Zarmi	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP to be the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

88	2026 PROXY STATEMENT

2026 PROXY STATEMENT	89

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ADT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90295-P46770

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADT INC.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

90	2026 PROXY STATEMENT